As filed with the SEC on       April 15, 2011                .                                                                      Registration No.  333-112809

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 10

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 286-7754
(Address and telephone number of principal executive offices)

Thomas C. Castano
Chief Legal Officer
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■on   May 1, 2011   pursuant to paragraph (b) of Rule 485
                   (date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on                           pursuant to paragraph (a)(1) of Rule 485
                   (date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2011

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

PruLife® Custom Premier II

This prospectus describes an individual flexible premium variable universal life insurance Contract, the PruLife® Custom Premier II Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company.  Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”).  The prospectuses for the Variable Investment Options, including information about their investment objectives, fees, and investment advisers/subadvisers, are printed in the following order after this prospectus.

AST Balanced Asset Allocation	AST Preservation Asset Allocation	PSF Equity
AST BlackRock Global Strategies	AST Small-Cap Growth	PSF Global
AST BlackRock Value	AST Small-Cap Value	PSF High Yield Bond
AST Cohen & Steers Realty	AST T. Rowe Price Global Bond	PSF Jennison
AST Federated Aggressive Growth	AST T. Rowe Price Large-Cap Growth	PSF Jennison 20/20 Focus
AST Goldman Sachs Mid-Cap Growth	AST T. Rowe Price Natural Resources	PSF Money Market
AST JPMorgan International Equity	AST Wellington Management Hedged Equity	PSF Natural Resources
AST J.P. Morgan Strategic Opportunities	American Century VP Mid Cap Value Fund	PSF Small Capitalization Stock
AST Large-Cap Value	Dreyfus MidCap Stock	PSF Stock Index
AST Marsico Capital Growth	Dreyfus Socially Responsible Growth	PSF Value
AST MFS Global Equity	Janus Aspen Series Overseas Portfolio	PSF SP International Growth
AST MFS Growth	JPMorgan Intrepid Mid Cap Value	PSF SP International Value
AST Neuberger Berman Mid-Cap Growth	MFS Utilities Series	PSF SP Prudential U.S. Emerging Growth
AST PIMCO Limited Maturity Bond	Neuberger Berman AMT Socially Responsive	PSF SP Small Cap Value
AST PIMCO Total Return Bond	PSF Diversified Bond

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing a PruLife® Custom Premier II variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money.  An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

               Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
       Telephone: (800) 944-8786

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	5
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	6
Brief Description of the Contract	6
Types of Death Benefit Available Under the Contract	6
No-Lapse Guarantee Information	6
The Contract Fund	7
Premium Payments	7
Allocation of Premium Payments	7
Investment Choices	7
Transfers Among Investment Options	8
Increasing or Decreasing Basic Insurance Amount	8
Access to Contract Values	9
Contract Loans	9
Canceling the Contract (“Free-Look”)	9
SUMMARY OF CONTRACT RISKS	9
Contract Values are not Guaranteed	9
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	9
Increase in Charges	9
Contract Lapse	9
Risks of Using the Contract as a Short Term Savings Vehicle	10
Risks of Taking Withdrawals	10
Limitations on Transfers	10
Charges on Surrender of the Contract	11
Risks of Taking a Contract Loan	11
Potential Tax Consequences	11
Replacement of the Contract	12
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	12
Risks Associated with the Variable Investment Options	12
Learn More about the Variable Investment Options	13
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS	13
Pruco Life Insurance Company of New Jersey	13
The Pruco Life of New Jersey Variable Appreciable Account	13
The Funds	13
Investment Managers	14
Investment Subadvisers for the Advanced Series Trust & the Prudential Series Fund	16
Investment Advisers for Unaffiliated Funds / Portfolios	16
Service Fees Payable to Pruco Life of New Jersey	17
Voting Rights	18
Substitution of Variable Investment Options	18
The Fixed Rate Option	18
CHARGES AND EXPENSES	19
Sales Load Charges	19
Premium Based Administrative Charge	20
Cost of Insurance	20
Monthly Deductions from the Contract Fund	20
Daily Deduction from the Variable Investment Options	21
Surrender Charges	22
Transaction Charges	23
Allocated Charges	23
Charges After Age 121	23
Portfolio Charges	23
Charges for Optional Rider Coverage	23

PERSONS HAVING RIGHTS UNDER THE CONTRACT	24
Contract Owner	24
Beneficiary	24
OTHER GENERAL CONTRACT PROVISIONS	24
Assignment	24
Incontestability	24
Misstatement of Age or Sex	24
Settlement Options	25
Suicide Exclusion	25
RIDERS	25
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	27
PREMIUMS	27
Minimum Initial Premium	27
Available Types of Premium	27
Allocation of Premiums	28
Transfers/Restrictions on Transfers	28
Dollar Cost Averaging	30
Auto-Rebalancing	30
DEATH BENEFITS	31
Contract Date	31
When Proceeds Are Paid	31
Death Claim Settlement Options	31
Types of Death Benefit	31
Changing the Type of Death Benefit	32
No-Lapse Guarantee	33
Increases in Basic Insurance Amount	35
Decreases in Basic Insurance Amount	36
CONTRACT VALUES	37
Surrender of a Contract	37
How a Contract's Cash Surrender Value Will Vary	37
Loans	38
Withdrawals	39
LAPSE AND REINSTATEMENT	40
TAXES	40
Tax Treatment of Contract Benefits	40
DISTRIBUTION AND COMPENSATION	42
LEGAL PROCEEDINGS	44
ADDITIONAL INFORMATION	45
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	46
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	48
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	49

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of the prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Your Contract's form number is located in the lower left hand corner on the first page of your Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about current charges and fees and expenses, seeCHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1) (percentage of first year Sales Load Target Premium less premium for riders and extras)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	Up to 100%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee	Upon withdrawal.	Lesser of $25 and 2% of withdrawal amount.
Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)
The maximum surrender charge percentage of 100% applies in the early durations for younger ages.  The percentage varies by Contract form, issue age and duration, and decreases to zero by the end of the 10th year.  For some older ages, the duration is as short as 3 years.  For Contract Form VUL-2004-NY the maximum surrender charge percentage is 90%.  See CHARGES AND EXPENSES.

The second and third tables describe the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2 shows such charges for Contracts issued on or after the date that is the later of May 1, 2008 and the date of any subsequent state regulatory approval and uses the 2001 CSO Mortality Table (Contract Form VUL-2008-NY) Your Contract's form number is located in the lower left hand corner on the first page of your Contract.

Table 3 shows such charges for Contracts issued prior to the date that is the later of May 1, 2008 and the date of any subsequent state regulatory approval and uses the 1980 CSO Mortality Table (Contract form VUL-2004-NY issued prior to October 17, 2005 and Contract form VUL-2005-NY issued on or after October 17, 2005 or subsequent state approval).

Table 2: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses (Contract Form VUL-2008-NY)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges
per $1,000 of the net amount at risk
_____________
Initial COI for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk).
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.09
Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount)
_____________
Basic Insurance Amount fee for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.
(Flat Fee plus charge per $1,000 of Basic Insurance Amount)
	Monthly	$0.06 to $1.50; plus $30 in the first Contract year, and $9 thereafter. _____________ $30 plus $0.13
Administrative fee for an increase to Basic Insurance Amount
Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase to the Basic Insurance Amount)
_____________
Increase to Basic Insurance Amount fee for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class, no riders
(Flat fee per increase segment plus charge per $1,000 of increase to the Basic Insurance Amount)
	Monthly	$0.06 to $1.50 in all years; plus $12 per increase segment in the first 2 years, and zero thereafter. _____________ $12 per increase segment plus $0.13.

Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class.
(Charge per $1,000 of the coverage amount)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07
Children Level Term Rider(6) (Charge per $1,000 of coverage)	Monthly	$.42
Enhanced Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 7.08% to 12.16% _____________ 7.52%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(5)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Table 3: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses (Contract Forms VUL-2004-NY and VUL-2005-NY)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges
per $1,000 of the net amount at risk
_____________
Initial COI for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.    (Charge per $1,000 of the net amount at risk).
	Monthly	From $.06 to $83.34(1)(2) _____________ $0.13
Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options)	Daily	0.45%(3)
Additional Mortality fee for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount)
_____________
Basic Insurance Amount fee for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount)
	Monthly	$0.04 to $1.40; plus $30 in the first Contract Year and $9 thereafter. _____________ $30 plus $0.12
Administrative fee for an increase to Basic Insurance Amount
Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase to the Basic Insurance Amount)
_____________
Increase to Basic Insurance Amount fee for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase to the Basic Insurance Amount)
	Monthly	$0.04 to $1.40 in all years; plus $12 per increase in the first 2 years plus, and zero thereafter. _____________ $12 plus $0.12

Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class.
(Charge per $1,000 of the coverage amount)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07
Children Level Term Rider(6) (Charge per $1,000 of coverage)	Monthly	$.42
Enhanced Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 32 in the Nonsmoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 7.08% to 12.16%(7) _____________ 7.52%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 99.  You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(5)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.
(7)	For Contracts issued on Contract Form VUL-2004-NY, the amount deducted is 7.08% to 10.39% of the greater of 9% of the policy target premium or the total of monthly deductions.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.33%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Custom Premier II is a form of variable universal life insurance.  A variable universal life insurance Contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease. If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.  Transfers from the Fixed Rate Option may be restricted.  The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.

Types of Death Benefit Available Under the Contract

There are three types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  For a Contract with a Type A (fixed) and a Type B (variable) Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.  If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner.  The Death Benefit on a Contract with a Type C (return of premium) Death Benefit is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the initial Basic Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A (fixed) Death Benefit or a Contract with a Type B (variable) Death Benefit at issue, you will not be able to change to a Contract with a Type C (return of premium) Death Benefit thereafter.  Also, if you change a Contract with a Type C (return of premium) Death Benefit to a Contract with a Type A (fixed) Death Benefit or a Contract with a Type B (variable) Death Benefit after issue, you will not be able to change back to a Contract with a Type C (return of premium) Death Benefit.  See Types of Death Benefit and Changing the Type of Death Benefit.

No-Lapse Guarantee Information

We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance, as long as your total premiums accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%, (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default) are at least equal to the No-Lapse Guarantee Values shown in your Contract.  If you have an outstanding Contract loan, a No-Lapse Guarantee will not keep the Contract in-force.  See Withdrawals and Loans.

Generally there are three guarantee periods.  Each guarantee period is associated with a corresponding level of premium payments which, if paid at the beginning of each Contract Year, guarantees that your Contract will not lapse during the relevant period, assuming there are no loans or withdrawals.

All Contracts have a Short Term No-Lapse Guarantee period, which has a corresponding Short Term No-Lapse Guarantee Premium.  A Contract with a Type C (return of premium) Death Benefit will only have a Short Term No-Lapse Guarantee available. All other Contracts have a second, longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium. Additionally, there is a Lifetime No-Lapse Guarantee period with a corresponding Lifetime Guarantee Premium for a Contract with a Type A (fixed) Death Benefit or a Contract with a Type B (variable) Death Benefit that has elected the Cash Value Accumulation Test for definition of life insurance.  See No-Lapse Guarantee and PREMIUMS.

Unless a No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract Debt and less any applicable surrender charges falls to zero or less.  Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.  The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract Debt.  Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse.  However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero.  The length of time that the guarantee against lapse is available depends on your Contract's Death Benefit type.  See PREMIUMS, No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See the section titled "The Pruco Life of New Jersey Variable Appreciable  Account".  See Allocation of Premiums.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the tenth day, these Funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract Year.  No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the Fixed Rate Option.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.  See the section titled "The Pruco Life of New Jersey Variable Appreciable Account".

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begins on that segment’s effective date.  See Increases in Basic Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of the Coverage Segment amount to the total of all Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it.  In general, you will receive a refund of all premium payments made.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage.  However, payment of the Death Benefit may be guaranteed under the No-Lapse Guarantee feature or may be protected under the Overloan Protection Rider.  See No-Lapse Guarantee and Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund.  The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the No-Lapse Guarantee.  See No-Lapse

Guarantee.  Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges.  Should either event occur, we will notify you of the required payment to prevent your Contract from terminating.  See Loans.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance Contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit and a Contract with a Type C (return of premium) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount and a surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled "The Pruco Life of New Jersey Variable Appreciable Account".

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the No-Lapse Guarantee is in effect.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definition of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance Contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract.  If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account", or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account.  Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Pruco Life of New Jersey will transfer capital contributions and earned fees and charges to its general account.  Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets.  The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

The AST Neuberger Berman Mid-Cap Growth Portfolio is subadvised by Neuberger Berman Management Inc. The SP Mid Cap Growth Portfolio, which is also an available investment option in your Contract, is now also subadvised by Neuberger Berman as of November 16, 2007. The investment objectives, investment policies and investment strategies followed by both Portfolios are now substantially the same. Consequently, we closed the AST Neuberger Berman Mid-Cap Growth Portfolio to new investments effective November 16, 2007.

You may invest in one or a combination of the available Variable Investment Options, including any investments currently in The AST Neuberger Berman Mid-Cap Growth Portfolio, but only if you are already invested in this portfolio.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.  The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."
Investment Managers

AST Investment Services, Inc. (“AST”) and Prudential Investments LLC (“PI”) serve as co-investment managers of the Advanced Series Trust and the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Fund, with AST and PI (the “Management Agreements”), provide that AST and PI (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the Funds in which the Account invests, their investment objectives, and each Fund’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.  Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.

Portfolios	Objectives	Subadvisers
Prudential Series Fund - Class I Shares
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Global	Long-term growth of capital.	LSV MCM QMA T. Rowe Price William Blair
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Jennison 20/20 Focus	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	Long-term growth of capital.	Jennison
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison
SP International Growth	Long-term growth of capital.	MCM William Blair
SP International Value	Long-term capital appreciation.	LSV Thornburg
SP Prudential U.S. Emerging Growth	Long-term capital appreciation.	Jennison
SP Small Cap Value	Long-term growth of capital.	Clearbridge GSAM
Advanced Series Trust - Class I Shares
AST Balanced Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	QMA

AST BlackRock Global Strategies(1)	A high total return consistent with a moderate level of risk.	BlackRock
AST BlackRock Value(2)	Maximum growth of capital.	BlackRock
AST Cohen & Steers Realty	Maximum total return.	Cohen & Steers
AST Federated Aggressive Growth(3)	Capital growth.	Federated Equity
AST Goldman Sachs Mid-Cap Growth	Long-term growth of capital.	GSAM
AST JPMorgan International Equity	Capital growth.	JPMorgan
AST J.P. Morgan Strategic Opportunities	Maximum return compared to the benchmark through security selection and tactical asset allocation.	JPMorgan
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation.	Eaton Vance Hotchkis and Wiley
AST Marsico Capital Growth	Capital growth.	MCM
AST MFS Global Equity	Capital growth.	MFS
AST MFS Growth	Long-term capital growth and future income.	MFS
AST Neuberger Berman Mid-Cap Growth(4)	Capital growth.	Neuberger Berman
AST PIMCO Limited Maturity Bond	Maximum total return consistent with preservation of capital.	PIMCO
AST PIMCO Total Return Bond	Maximum total return, consistent with the preservation of capital.	PIMCO
AST Preservation Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	QMA
AST Small-Cap Growth	Long-term capital growth.	Eagle
AST Small-Cap Value	Long-term capital growth.	Clearbridge JPMorgan Lee Munder
AST T. Rowe Price Global Bond	High current income and capital growth.	T. Rowe Price / T. Rowe Price International
AST T. Rowe Price Large-Cap Growth	Long-term growth of capital.	T. Rowe Price
AST T. Rowe Price Natural Resources	Long term capital growth.	T. Rowe Price
AST Wellington Management Hedged Equity(5)	Outperforming a mix of indexes over a full market cycle by preserving capital in adverse markets.	Wellington

(1) Merged with PSF SP Growth Asset Allocation Portfolio.
(2) Formerly the AST Value Portfolio
(3) Merged with AST Neuberger Berman Small Cap Growth Portfolio
(4) Closed to additional investments as of November 16, 2007.
(5) Formerly the AST Aggressive Asset Allocation Portfolio.

Investment Subadvisers for the Advanced Series Trust & the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	BlackRock Investment Management, LLC ("BlackRock")
•	ClearBridge Advisors, LLC (“ClearBridge”)
•	Cohen & Steers Capital Management, Inc. (“Cohen & Steers”)
•	Eagle Asset Management, Inc. (“Eagle”)
•	Eaton Vance Management (“Eaton Vance”)
•	Federated Equity Management Company of Pennsylvania / Federal Global Investment Management Corp collectively. (“Federated Equity”)
•	Goldman Sachs Asset Management, L.P. (“GSAM”)
•	Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”)
•	J.P. Morgan Investment Management, Inc. (“JPMorgan”)
•	LSV Asset Management (“LSV”)
•	Lee Munder Investments, Ltd. ("Lee Munder")
•	Marsico Capital Management, LLC (“MCM”)
•	Massachusetts Financial Services Company (“MFS”)
•	Neuberger Berman Management, LLC (“Neuberger Berman”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	T. Rowe Price International, Ltd. (“T. Rowe International”)
•	Thornburg Investment Management, Inc. (“Thornburg”)
•	Wellington Management Company, LLP ("Wellington")
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds/Portfolios	Objectives	Advisers
American Century VP Mid Cap Value Fund - Class 1 Shares	Long-term capital growth with income as a secondary objective.	American Century
Dreyfus MidCap Stock Portfolio - Service Shares
Investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
Dreyfus
Dreyfus Socially Responsible Growth Fund - Service Shares	Capital growth, with current income as a secondary goal.	Dreyfus
Janus Aspen Overseas Portfolio - Service Shares	Long-term growth of capital.	Janus Capital
JPMorgan Intrepid Mid Cap Portfolio - Class 1 Shares	Long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.	JPMIA
MFS® Utilities Series - initial class	Total return.	MFS
Neuberger Berman AMT Socially Responsive Portfolio - Class S	Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman

Investment Advisers for Unaffiliated Funds / Portfolios

•	American Century Investment Management, Inc. ("American Century")
•	The Dreyfus Corporation (“Dreyfus”)
•	Janus Capital Management LLC (“Janus Capital”)

•	JPMorgan Investment Advisors, Inc. ("JPMIA")
•	M Financial Investment Advisers, Inc. (“MFIA”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Group, LLC (“Neuberger Berman”)
The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

More detailed information is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests only in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity Contracts to invest in the same underlying Variable Investment Options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into agreements with the investment adviser or distributor of the underlying Funds.  Under the terms of these agreements, Pruco Life of New Jersey provides administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

Pruco Life of New Jersey and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011, the administrative service fees we receive range from 0.00% to 0.40% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund and Advanced Series Trust are 0.25% and 0.40% respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

Portfolio:
Dreyfus MidCap Stock
Dreyfus Socially Responsible Growth
Janus Aspen Series Overseas Portfolio - Service Shares
Neuberger Berman AMT Socially Responsive

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory Contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Options.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Pruco Life of New Jersey's general account.  The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other Separate Accounts that have been or may be established by Pruco Life of New Jersey.  Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

Sales Load Charges

We may charge up to 6% of premiums paid for sales expenses in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. Currently, we charge less than 6% and we only charge in the first 10 years.  This charge is made up of two rates.  We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium.  The chart below describes the sales load as a percentage of premiums paid:

For Contract Forms for VUL-2008-NY and VUL-2005-NY	Years 1-4	Years 5-10
Up to Sales Load Target Premium	4%	3%
In Excess of Sales Load Target Premium	3.50%	2.50%

For Contract Form VUL-2004-NY	Years 1-4	Years 5-10
Up to Sales Load Target Premium	4%	4%
In Excess of Sales Load Target Premium	2%	2%

Currently, the sales load charges apply for the first 10 years of each Coverage Segment.

The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.  See PREMIUMS.

Paying more than the Sales Load Target Premium in any of the first 10 Contract Years could reduce your total sales load.  For example, assume that a Contract Form VUL-2005-NY or Contract Form VUL-2008-NY with no riders or extra insurance charges, has a Sales Load Target Premium of $884.00 and the Contract Owner would like to pay 10 premiums.  If you have Contract Form VUL-2005-NY or Contract Form VUL-2008-NY and paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract Year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $278.46.  If you paid $884.00 in each of the first 10 Contract Years, the total sales load would be $300.56.  If you have Contract Form VUL-2004-NY, the total sales load charge under the same circumstances, would be $265.20 and $353.60, respectively.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value.  Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract Data pages.  See No-Lapse Guarantee.  In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey’s federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly COI charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") by a monthly cost of insurance rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The cost of insurance charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates vary by issue age, sex, underwriting class and Contract form.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages.  The maximum COI rates for Contract Form VUL-2008-NY are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables.  The maximum COI rates for Contract Forms VUL-2004-NY and VUL-2005-NY are based on the 1980 Commissioner's Standard Ordinary ("CSO") Mortality Tables.  The duration of the charge also varies by age of the Insured.  Our current COI charges for Contract Form VUL-2008-NY range from $0.01 to $83.34 per $1,000 of net amount at risk.  Our current COI charges for Contract Form VUL-2004-NY and VUL-2005-NY range from $0.03 to $83.34 per $1,000 of net amount at risk.  For  information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we generally deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  For Contracts issued on Contract Form VUL-2008-NY, the first part of the charge is a flat monthly fee of $30 per month in the first year and $9 per month thereafter.  The second part of the fee is an amount of up to $1.50 per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter. The fee varies by issue age, sex, smoker/non-smoker status, and extra ratings.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

The following table provides sample per $1,000 rates for Contract Form VUL-2008-NY:

Administrative Charge:  Per $1,000 rates for
Contracts issued on Contract Form VUL-2008-NY

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.18	$0.24	$0.14	$0.17
45	$0.29	$0.33	$0.23	$0.28
55	$0.48	$0.58	$0.36	$0.44
65	$0.88	$1.10	$0.70	$0.80

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

For Contracts issued on Contract Forms VUL-2004-NY and VUL-2005-NY, the first part is $30 per Contract for the first Contract Year and $9 per Contract thereafter.  The second part is an amount of up to $1.40 per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.

The following table provides sample per $1,000 rates for Contract Forms VUL-2004-NY and VUL-2005-NY:

Administrative Charge:  Per $1,000 rates for
Contracts issued on Contract Forms VUL-2004-NY and VUL-2005-NY

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.16	$0.22	$0.12	$0.15
45	$0.27	$0.31	$0.21	$0.26
55	$0.48	$0.58	$0.36	$0.44
65	$0.88	$1.10	$0.70	$0.80

(b)
Similarly, we charge an administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  The first part of the charge is a flat monthly fee of $12 per month the first two years of the Coverage Segment and zero thereafter.  The second part of the fee is based on the Coverage Segment insurance amount. The sample per $1,000 charges are the same as shown in (a) above. The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

For Contracts issued on Contract Form VUL-2008-NY in either of the instances described above, the highest charge per thousand is $1.50 and applies to male, smokers above age 74 at certain rating classes.  The lowest charge per thousand is $0.06 and applies to females age 0-9.  For earlier Contract Forms, in either of the instances described above, the highest charge per thousand is $1.40 and applies to male, smokers above age 74 at certain rating classes.  The lowest charge per thousand is $0.04 and applies to female age 0-14.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Optional Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey.  Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.  See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.10%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued.  A separate surrender charge is based on the first year’s Sales Load Target Premium for each new Coverage Segment and is determined at the time each new Coverage Segment is issued.  The percentage and duration of a surrender charge vary by issue age.  For all issue ages 0-14, with Contracts issued on Contract Form VUL-2008-NY the maximum first year percentage is 100% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the 10th Contract Year.  For all issue ages 15-48, with Contracts issued on Contract Form VUL-2008-NY the maximum first year percentage is 100% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the 8th Contract Year.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

For all issue ages 0-45, with Contracts issued on Contract Form VUL-2005-NY the maximum first year percentage is 100% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the 10th Contract Year.

For all issue ages 0-45, with Contracts issued on Contract Form VUL-2004-NY the maximum first year percentage is 90% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the 10th Contract Year.

The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
0-14	100% (90%***)	10
15-45	100% (90%***)	8* (10)
46-48	100% (90%***)	8* (9)
49	80% (100%**) (90%***)	8
50-52	80% (75%***)	8
53-55	80% (75%***)	7
56-59	80% (75%***)	5
60	50% (75%***)	5
61-62	50% (45%***)	5
63	50% (45%***)	4 (5***)
64-65	50% (45%***)	4
66	45% (40%***)	4
67	45% (40%***)	3 (4***)
68-85	45% (40%***)	3
86 and above	40%***	3***

* Applies only to Contracts issued on Contract Form VUL-2008-NY.

** Applies only to Contracts issued on Contract Form VUL-2005-NY.

*** Applies only to Contracts issued on Contract Form VUL-2004-NY.

We will show a surrender charge threshold for each Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  If during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.  The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year.

(b)	We charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.
(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient Funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday for Contract Form VUL-2008-NY (100th birthday for Contract Form VUL-2004-NY and Contract Form VUL-2005-NY), we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting class of the insured.  It ranges from 7.08% to 12.16%* for Contracts issued on Contract Form VUL-2005-NY or Contract Form VUL-2008-NY of the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium

        and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

* For Contracts issued on Contract Form VUL-2004-NY, this charge ranged from 7.08% to 10.39% and is based on issue age, sex, and underwriting class.

•	Living Needs Benefit Rider - We deduct a fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We charge a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract Owner is the insured.  There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider, and the Living Needs Benefit Rider.  The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Certain restrictions may apply and are clearly described in the applicable rider.  A Pruco Life of New Jersey representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Overloan Protection Rider - The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your policy, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	We must receive a written request in Good Order to exercise the rider benefits;
(2)	Contract Debt must exceed the Basic Insurance Amount (Supplemental Insurance Amount plus Basic Insurance Amount if you have a Supplement Insurance Amount);
(3)	the Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract Debt must be a minimum of 95% of the Cash Value;
(6)	the Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a MEC as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We charge a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider..

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the fixed fund.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.  This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.  This rider is not available with a Contract with a Type C (return of premium) Death Benefit. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner will receive this benefit in a single sum.

All or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85 (age 90 for Contracts issued on Contract Form VUL-2004-NY) for Contracts with Type A (fixed) and Type B (variable) Death Benefits, through age 70 for Contracts with Type C (return of premium) Death Benefit.  Currently, the minimum Basic Insurance Amount is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above).  The minimum Basic Insurance Amount for Contracts issued with a Type C (return of premium) Death Benefit is $250,000. See Types of Death Benefit.  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium for Contracts with Type A (fixed) and Type B (variable) Death Benefits.  The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium for Contracts with Type C (return of premium) Death Benefit.    There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Several suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for each premium type described below.  Understanding them may help you understand how the Contract works.

•
Short Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the Short Term No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals.  All Contracts offer a Short Term No-Lapse Guarantee period.  If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium.  However, not all Contracts offer a guarantee beyond the Short Term No-Lapse Guarantee period.

•
Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the Limited No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals.  If you choose to continue the No-Lapse Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Limited No-Lapse Guarantee Premium.  However, not all Contracts offer the No-Lapse Guarantee for this period or beyond.

•
Lifetime No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts).

The No-Lapse Guarantee periods are described under No-Lapse Guarantee on page 33.  The length of the No-Lapse Guarantee depends on your Contract Form, the Contract's Death Benefit type and the definition of life insurance test selected at issue.  See No-Lapse Guarantee.  When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the Short Term No-Lapse Guarantee, Limited No-Lapse Guarantee, and Lifetime No-Lapse Guarantee Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount.  The Contract will remain in-force if:  (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges.  You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the tenth day, these Funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled "The Pruco Life of New Jersey Variable Appreciable Account".  The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract.  Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the 12 transfers allowed in each Contract Year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the fixed rate investment option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled "The Pruco Life of New Jersey Variable Appreciable Account"

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance Contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of Contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.   Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months, including surrenders of fixed reduced paid-up Contracts.  We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's retained asset settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Contract with a Type B (variable) Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner to the date of death.  The Death Benefit on a Contract with a Type C (return of premium) Death Benefit is limited to the Basic Insurance Amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract.  Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured.  Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type C (return of premium) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Contract with a Type C (return of premium) Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  The increase in Cash Surrender Value for a Contract with a Type C (return of premium) Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B (variable) Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals.  If you take a withdrawal, it is possible for a Contract with a Type C (return of premium) Death Benefit to fall below the Basic Insurance Amount.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract’s Cash Surrender Value Will Vary.

Contract Owners of a Contract with a Type A (fixed) Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For a Contract with a Type B (variable) Death Benefit and a Contract with a Type C (return of premium) Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract’s type of Death Benefit from a Contract with a Type A (fixed) Death Benefit to a Contract with a Type B (variable) Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Contract with a Type B (variable) Death Benefit to a Contract with a Type A (fixed) Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Contract with a Type C (return of premium) Death Benefit to a Contract with a Type A (fixed) Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing from a Contract with a Type C (return of premium) Death Benefit to a Contract with a Type B (variable) Death Benefit, we first find the difference between:  (1) the Contract Fund and (2) the lesser of (a) the total premiums paid  minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.  If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference.  If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A (fixed) Death Benefit or a Contract with a Type B (variable) Death Benefit at issue, you will not be able to change to a Contract with a Type C (return of premium) Death Benefit thereafter.  If you change a Contract with a Type C (return of premium) Death Benefit to a Contract with a Type A (fixed) Death Benefit) or a Contract with a Type B (variable) Death Benefit after issue, you will not be able to change back to a Contract with a Type C (return of premium) Death Benefit.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.  For changes from a Contract with a Type C (return of premium) Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

No-Lapse Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee.  See Withdrawals and Loans.

At the Contract Date and on each Monthly Date, during the No-Lapse Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date.  Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%, (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default).

We also calculate No-Lapse Guarantee Values.  These are values used solely to determine if a No-Lapse Guarantee is in effect.  These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.  The Contract Data pages in your Contract contain a table of No-Lapse Guarantee Values, calculated as of Contract Anniversaries.  Values for non-anniversary Monthly Dates will reflect the number of months elapsed between Contract Anniversaries.

On each Monthly Date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value during the No-Lapse Guarantee period shown on your Contract Data pages.  If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The Short Term No-Lapse Guarantee Premiums, Limited No-Lapse Guarantee Premiums, and Lifetime No-Lapse Guarantee Premiums are payments that correspond to the No-Lapse Guarantee Values shown on your Contract Data pages.  Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the Short Term No-Lapse Guarantee period, assuming there are no loans or withdrawals.  However, continued payment of the Short Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.  See PREMIUMS.

If you want a longer No-Lapse Guarantee, paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse during the Limited No-Lapse Guarantee period, assuming no loans or withdrawals.  However, payment of the Limited No-Lapse Guarantee Premium after this Limited No-Lapse Guarantee period, will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.

If you want a No-Lapse Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime No-Lapse Guarantee Premium at the start of each Contract Year.  Paying the Lifetime No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals.

For Contracts issued on Contract Form VUL-2008-NY, the Short Term No-Lapse Guarantee period is 8 years (6 years for ages 60 and older).  The Limited No-Lapse Guarantee period lasts until the later to occur of Attained Age 75 or 10 years after issue.  The Lifetime No-Lapse Guarantee period requires payments of the Lifetime No-Lapse Guarantee Premium to Attained Age 121.

For Contracts issued on Contract Forms VUL-2004-NY or VUL-2005-NY, the Short Term No-Lapse Guarantee period is 7 years (5 years for ages 60 and older) The Limited No-Lapse Guarantee period is the later to occur of Attained Age 70 or 10 years after issue.  The Lifetime No-Lapse Guarantee period requires premium payments to Attained Age 100.

The following tables provide sample Short Term No-Lapse, Limited No-Lapse, and Lifetime No-Lapse Guarantee Premiums (to the nearest dollar).  The examples assume:  (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums (Contracts issued on Contract Form VUL-2005-NY or Contract Form VUL-2008-NY)
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium	Lifetime No-Lapse Guarantee Premium
40	Type A (Fixed)	$1,338	$2,138	$4,765
40	Type B (Variable)	$1,340	$2,220	$14,185
40	Type C (Return of Premium)	$1,340	N/A	N/A
60	Type A (Fixed)	$4,878	$6,458	$12,963
60	Type B (Variable)	$4,900	$6,510	$33,195
60	Type C (Return of Premium)	$4,900	N/A	N/A
80	Type A (Fixed)	$16,203	$37,385	$47,235
80	Type B (Variable)	$22,353	$41,788	$83,015
80	Type C (Return of Premium)	N/A	N/A	N/A

Illustrative Annual Premiums (Contracts issued on Contract Form VUL-2004-NY)
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium	Lifetime No-Lapse Guarantee Premium
40	Type A (Fixed)	$1,125	$2,138	$4,765
40	Type B (Variable)	$1,210	$2,220	$14,185
40	Type C (Return of Premium)	$1,210	N/A	N/A
60	Type A (Fixed)	$3,363	$7,158	$12,963
60	Type B (Variable)	$4,415	$7,218	$33,195
60	Type C (Return of Premium)	$4,415	N/A	N/A
80	Type A (Fixed)	$16,203	$39,345	$47,235
80	Type B (Variable)	$22,353	$43,980	$83,015
80	Type C (Return of Premium)	N/A	N/A	N/A

Paying the Short Term No-Lapse, Limited No-Lapse, or Lifetime No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way.  The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments.  Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee.  For example, for Contracts issued on Contract Form VUL-2008-NY, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 75 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above).  If you pay only the Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 9th year (7th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.

Similarly, if you desire the Lifetime No-Lapse Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis.  For example, if you have Contract Form VUL-2008-NY and you pay only Limited No-Lapse Guarantee Premiums until the later of the insured's Attained Age 75 or 10 years after issue, a substantial amount may be required to meet the subsequent Lifetime No-Lapse Guarantee Values and continue the guarantee.  In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Not all Contracts will have the No-Lapse Guarantee available in all years.  All Contracts have a Short Term No-Lapse Guarantee period.  A Contract with a Type C (return of premium) Death Benefit will only have a Short Term No-Lapse Guarantee available.  All other Contracts have a second, longer Limited No-Lapse Guarantee.  Additionally, there is a Lifetime No-Lapse Guarantee period for Contracts with Type A (fixed) or Type B (variable) Death Benefits, that have elected the Cash Value Accumulation Test for definition of life insurance.  Your Contract Data pages will show No-Lapse Guarantee Values for the duration available with your Contract.  See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;

(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(6)	if we ask you to do so, you must send us the Contract to be endorsed; and
(7)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  The current sales load charge for Contracts issued on Contract Form VUL-2008-NY or Contract Form VUL-2005-NY is 4% in Contract Years one through four and 3% in Contract Years five through ten of premiums paid up to the amount of the Sales Load Target Premium.  We also charge 3.5% in Contract Years one through four and 2.5% in Contract Years five through 10 of premiums paid in excess of this amount.  We do not apply a sales load charge after the tenth Contract Year.

Contracts issued on Contract Form VUL-2004-NY are charged 4% of allocated premiums paid up to the amount of the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract Years.  We do not make a sales load charge after the tenth Contract Year.  See the definition of Contract Year for an increase in Basic Insurance Amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 2001 CSO Mortality Tables for Contracts issued on Contract Form VUL-2008-NY (1980 CSO Mortality Tables for Contracts issued on Contract Forms VUL-2004-NY and VUL-2005-NY), the age at the effective date of the increase and the number of years since then, sex, underwriting class, smoker/nonsmoker status, and extra rating class, if any.  The net amount at risk for the whole Contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments.  In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)	the Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as net cash value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract.  Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies.  There will be cash values and loan values.  The loan interest rate for fixed reduced paid-up insurance is 5.5%.  Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the Cash Surrender Value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Customer Value Service Center in Minneapolis.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the tenth Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.  On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.  The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default.  The No-Lapse Guarantee will not prevent default under those circumstances.  We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See Overloan Protection Rider - Riders section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges.  Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.
(d)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit and a Contract with a Type C (return of premium) Death Benefit, will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments.  See No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under a No-Lapse Guarantee, assuming there are no outstanding loans.  See No-Lapse Guarantee.  Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)
For Contracts issued on Forms VUL-2004 NY or VUL-2005 NY (and may be followed by state and/or other codes), any Contract Debt must be restored with interest to date, or paid back.  If the Contract Debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified

Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the Funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $61,514,049 in 2010, $67,749,409 in 2009, and $96,759,988 in 2008.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,379,140 in 2010, $8,360,812 in 2009, and $15,852,244 in 2008.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus.  The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 10% of Commissionable Target Premium received in years two through four, and up to 8.5% of Commissionable Target Premium received in years five through 10.  Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, up to 3% on premiums received in years two through four, and 2.5% on premiums received in years five through 10 to the extent that premiums in any year exceed the Commissionable Target Premium.  Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, up to 10% on premiums received in years two through four, and 8.5% on premiums received in years five through 10 up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, and up to 3% on premiums received in years two through four, and 2.5% on premiums received in years five through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2010) that received payment or accrued a payment amount with respect to variable product business during 2010 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2010 were $0.19 and $3,732,624, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. Pruco Life of New Jersey’s pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life of New Jersey is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life of New Jersey is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that it made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.  Pruco Life of New Jersey may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract.  Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life of New Jersey and its products.  In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In July 2010, Pruco Life of New Jersey and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary.  Pruco Life of New Jersey is cooperating with this investigation.  Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts.    In January 2011, this action was dismissed.  In February 2011, the plaintiff appealed the dismissal.  An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois.  The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.  In March 2011, an amended complaint dropping Prudential Financial, Phillips v. Prudential Insurance and Pruco Life, was filed.  In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans.  Prudential Insurance has moved to dismiss the complaint.  In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court.  In March 2011, all four cases were consolidated in the Massachusetts federal court by the Judicial Panel on Multi-District Litigation and the motion to dismiss was denied. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA.  Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.   It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date -The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - you.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment.  For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Fund/Portfolio/Variable Investment Option - These are terms may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or a Contract with a Type B (variable) Death Benefit in-force until the insured’s Attained Age 75 for Contract Form VUL-2008-NY (insured's Attained Age 70 for Contracts issued on Contract Form VUL-2004-NY or Contract Form VUL-2005-NY), or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.

Lifetime No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or a Contract with a Type B (variable) Death Benefit in-force for the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

Monthly Date - The Contract Date and the same date in each subsequent month.

No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.  See No-Lapse Guarantee.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our, or the Depositor.  The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

Separate Account - Amounts under the Contract that are allocated to the Variable Investment Options held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first eight Contract Years for Contract Form VUL-2008-NY (six Contract Years for issue ages 60 and above), seven Contract Years for Contracts issued on Contract Form VUL-2004-NY or Contract Form VUL-2005-NY (five Contract Years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About PruLife® Custom Premier II

To learn more about the PruLife® Custom Premier II variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2011, or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION
Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1
INITIAL PREMIUM PROCESSING	2
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6
UNDERWRITING PROCEDURES	6
ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7
DISTRIBUTION AND COMPENSATION	7
EXPERTS	9
PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10
FINANCIAL STATEMENTS	10

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

Advanced Series Trust... Appendix 1
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies
AST BlackRock Value
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST JPMorgan International Equity Portfolio
AST JPMorgan Strategic Opportunities Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity

American Century Investments®: American Century VP Mid Cap Value Fund...Appendix 2

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Portfolio...Appendix 3

Dreyfus Socially Responsible Growth Fund, Inc.: Dreyfus Socially Responsible
Growth Fund...Appendix 4

Janus Aspen Series: Janus Aspen Series Overseas Portfolio...Appendix 5

JPMorgan Insurance Trust: JPMorgan Intrepid Mid Cap Portfolio...Appendix 6

MFS® Variable Insurance Trust: MFS Utilities Series...Appendix 7

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Socially
Responsive Portfolio...Appendix 8

Prudential Series Fund...Appendix 9
PSF Diversified Bond Portfolio
PSF Equity Portfolio
PSF Global Portfolio
PSF High Yield Bond Portfolio
PSF Jennison Portfolio
PSF Jennison 20/20 Focus Portfolio
PSF Money Market Portfolio
PSF Natural Resources Portfolio
PSF Small Capitalization Stock Portfolio
PSF Stock Index Portfolio
PSF Value Portfolio
PSF SP International Growth Portfolio
PSF SP International Value Portfolio
PSF SP Prudential U.S. Emerging Growth Portfolio
PSF SP Small Cap Value Portfolio

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-112809.  The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about Pruco Life of New Jersey.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, and personalized illustrations, without charge, or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey  07102

Investment Company Act of 1940: Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

PruLife® Custom Premier II

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2011.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1
INITIAL PREMIUM PROCESSING	2
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6
UNDERWRITING PROCEDURES	6
ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7
DISTRIBUTION AND COMPENSATION	7
EXPERTS	9
PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10
FINANCIAL STATEMENTS	10

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The Principal Executive Office of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principle Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $2,394,377 in 2010, $1,718,033 in 2009, and $2,100,483 in 2008.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option.  Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations.  As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check
1

book on which they may write checks.  Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life of New Jersey retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

On December 23, 2010, Prudential entered into an administrative Agreement with the Regulus Group, LLC ("Regulus") in which Regulus performs remittance processing services for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey").  Regulus began performing these administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been supplying such services previously.  Regulus is a provider of outsourced billing and payment services.  Regulus received $2,750,655 in 2010 and $223,178 in 2009 from Prudential for services rendered.  Regulus' principal business address is 450 Raritan Center Parkway, Suite B, Edison, New Jersey 08837.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 and $3,014,514 in 2008 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life of New Jersey’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract owner and the Contract is delivered.

2

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit.  A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the basic insurance amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

3

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the basic insurance amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the basic insurance amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of attained age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $375,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the basic insurance amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract owner and shown in the Contract Data pages.  The interest rate will range from 0% to 8%; in ½% increments.  The Death Benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial basic insurance amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)	the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and

(2)
the basic insurance amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the attained age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of attained age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

5

The following table illustrates various attained age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then
the insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,000	$375,000 $400,000 $425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the basic insurance amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

6

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in basic insurance amount.  However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  Currently, the sales load charge for each Coverage Segment is equal to 4% of premiums paid in Contract years one through four and 3% in Contract years five though 10 of the premiums paid in each Contract year up to the Sales Load Target Premium and 3.5% of premiums paid in excess of this amount in Contract years one through four and 2.5% in Contract years five through 10.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2010) that received payment or accrued a payment amount with respect to variable product business during 2010.  The least amount paid or accrued and the greatest amount paid or accrued during 2010 were $0.19 and $3,732,624, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC , 1717 Capital Management Company, 1st Global Capital Corp., 3 Mark Equities Inc., Ace Diversified Capital, Inc., AFA Financial Group LLC, Allstate Financial Services LLC, American Equity Investment Corp., American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Ameritas Investment Corp., Amsouth Investment Services Inc., AON Benfield Securities, Inc., Arlington Securities Inc., Askar Corp., Associated Securities Corp., Aurum Securities Corp., Ausdal Financial Partners Inc., AXA Advisors LLC, Bancnorth Investment Group Inc., BB&T Investments Services Inc., BBVA Compass Investment Solutions Inc., BCG

7

Securities Inc., Benefit Funding Services LLC, Berthel Fisher & Co. Financial Services Inc., BG Worldwide Securities Inc., Broker Dealer Financial Services Corp., Brokers International Financial Services, Brookstone Securities, Inc., Cadaret  Grant & Co. Inc., Cambridge Investment Research Inc., Cambridge Legacy Securities LLC, Cantella & Company Inc., Cap Pro Brokerage Services Inc., Capital Analysts Inc., Capital Financial Services Inc., Capital Investment Group Inc., Capital Select Investments Corp., Catholic Financial Services Corp., CBIZ Financial Solutions Inc., CCO Investment Services, Corp., Centara Capital Securities, Inc., Centaurus Financial Inc., CFA/Lincoln Financial Advisors, CFD Investments Inc., CFG Financial Associates Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Clark Bardes Securities Inc., Clark Securities Inc., CMS Investment Resources Inc., Comerica Securities Inc., Commonwealth Financial Network, Comprehensive Asset Management & Services, Concord Equity Group LLC (The), Conservative Financial Services Inc., Coordinated Capital Securities, Cornerstone Institutional Investors Inc., CPS Financial and Insurance Services Inc., Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc., CW Securities LLC, Dempsey Financial Network Inc., Dewaay Financial Network, LLC., Dolphin Securities Inc., Dunwoody Brokerage Services Inc., Edward D Jones and Company LP, Elite Securities Inc., Empire Securities Corp., Eplanning Securities Inc., Equitrust Marketing Services, LLC, Equity Services Inc., Essex Financial Services Inc., Executive Services Securities, Farmers Financial Solutions Inc., FAS Corp., Fifth Third Securities Inc., Financial Network Investment Corp., Financial West Group, Fintegra LLC, First Allied Securities Inc., First Asset Financial Inc., First Brokerage America, LLC, First Heartland Capital Inc., First State Financial Mgmt. Inc., First Wall Street Corp., Foothill Securities Inc., Fortune Financial Services Inc., Fortune Securities Inc., FPCM Securities, LLC, Franklin Financial Services Corp., FSC Securities Corp., GA Financial Inc., Geneos Wealth Management Inc., Genworth Financial Securities Corp., Girard Securities Inc., Great American Advisors Inc., Guardian Investors Services Corp., Gunn Allen Financial Inc., GWN Securities Inc., H&R Block Financial Advisors Inc., Haas Financial Products Inc., Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services LLC, Harbour Investments Inc., HD Vest Investment Securities Inc., Herndon Plant Oakley Limited, Horan Securities Inc., Hornor Townsend & Kent Inc., Huntleigh Securities Corp., IFG Network Securities, IMS Securities Inc., Independent Financial Group Inc., ING Financial Partners Inc., Interlink Securities Corp., Intervest Int'l Equities Corp., Invest Financial Corp. Insurance Agency Inc., Invest Financial Corp., Investacorp Inc., Investment Professionals Inc., Investors Capital Corp., Investors Security Company Inc., Iron Street Securities Inc., Janney Montgomery Scott LLC, JJB Hilliard, WL Lyons, LLC, JW Cole Financial Inc., KCD Financial Inc., KMS Financial Services, Inc., Kovack Securities Inc., Lasalle Street Securities LLC, Leaders Group Inc. (The), Legacy Financial Services Inc., Legend Equities Corp., Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning Inc., Liss Financial Services, LM Kohn & Company, Loria Financial Group LLC, LPL Financial Corp., LSY Inc. DBA American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc., M&T Securities, Inc., MAFG Ria Services Inc., Medallion Investment Services Inc., Meridien Financial Group Inc., Merrill Lynch Pierce Fenner & Smith Inc., Metlife Securities, Inc., Mid Atlantic Capital Corp., MMC Securities Corp., MML Investors Services Inc., Money Concepts Capital Corp., Morgan Keegan & Company Inc., Morgan Stanley & Company Inc., Morgan Stanley DW Inc., MTL Equity Products Inc., Multi Financial Securities Corp., Mutual Service Corp., Mutual Trust Company of America Sec., MWA Financial Services Inc., National Planning Corp., NBC Securities Inc., New England Securities, Newport Group Securities Inc., Next Financial Group Inc., NFP Securities Inc., Northland Securities Inc., Northwestern Mutual Investment Services, NPB Financial Group, LLC, NRP Financial, Inc., NYLife Securities, Oberweis Securities, Ogilvie Security Advisors Corp., Olde Economie Financial Consultants Ltd., One Securities Corp., OneAmerica Securities Inc., Pacific West Securities Inc., Packerland Brokerage Services Inc., Pan American Financial Services Inc., Papalia Securities, Inc., Park Avenue Securities LLC, Partnervest Securities Inc., Pension Planners Securities Inc., PJ Robb Variable Corp., Primevest Financial Services Inc., Princor Financial Services, Private Client Services LLC, Private Consulting Group Inc., Private Placement Insurance Products, LL, Proequities Inc., Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc., QA3 Financial Corp., Quest Capital Strategies Inc., Questar Capital Corp., RA Bench, Rampart Financial Services Inc., Raymond James & Associates Inc., RBC Capital Markets Corp., Resource Horizons Group LLC, Retirement Capital Group Securities Inc., RMIN Securities Inc., Robert W Baird & Co. Inc., Royal Alliance Associates Inc., Rydex Distributors Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, SCF Securities Inc., Securian Financial Services Inc., Securities America Inc., Securities Service Network Inc., Sigma Financial Corp., Signal Securities Inc., Signator Investors Inc., SII Investments Inc., SMH Capital, Inc., Smith, Brown & Groover Inc., Source Capital Group Inc., Southern Financial Group Inc., Southwest Securities Inc., Springboard Securities Inc., SSI Equity Services Inc., Stanley Laman Group Securities LLC, Stephens Inc., Stifel Nicolaus & Co. Inc., Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc., Sunset Financial Services Inc., Superior Financial Services Inc., Symetra Investment Services Inc., Syndicated Capital Inc., Synergy Investment Group LLC, TBN Securities & Insurance Services Inc., TD Wealth Management Services, TFS Securities Inc., The Enterprise Securities Company, The Investment Center Inc., The Leaders Group Inc., The New Penfacs, Inc., The ON Equity Sales Company, The Strategic Financial Alliance Inc., Thoroughbred Financial Services LLC, Tower Square Securities Inc., Trading Services Group Inc., Transamerica Financial Advisors, Inc., Triad Advisors Inc., Trustmont Financial Group, Inc., UBS Financial Services Inc., United Planners Financial Services, United Securities Alliance Inc., Univest Investments Inc., USA Advanced Planners, Inc., USA Financial Securities

8

Corp., USALLIANZ Securities Inc., USI Securities Inc., Uvest Investment Services Inc., Valmark Securities Inc., Veravest Investments Inc., VFIC Securities Inc., VSR Financial Services Inc., Wachovia Insurance Services Broker Dealer, Wall Street Financial Group Inc., Walnut Street Securities, Waterstone Financial Group Inc., Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc., Woodbury Financial Services Inc., Workman Securities Corp, World Equity Group, Worth Financial Group Inc., WRP Investments Inc., WS Griffith Securities Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

9

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruLife® Custom Premier II had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2010
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$224,168,339	$417,028,153	$154,186,002	$225,639,840
Net Assets	$224,168,339	$417,028,153	$154,186,002	$225,639,840
NET ASSETS, representing:
Accumulation units	$224,168,339	$417,028,153	$154,186,002	$225,639,840
	$224,168,339	$417,028,153	$154,186,002	$225,639,840
Units outstanding	158,506,805	196,379,651	20,307,276	34,700,743
Portfolio shares held	22,416,834	35,735,060	6,229,737	14,436,330
Portfolio net asset value per share	$10.00	$11.67	$24.75	$15.63
Investment in portfolio shares, at cost	$224,167,923	$391,124,076	$140,820,364	$226,736,294

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$74,461	$15,381,018	$1,108,594	$4,768,508
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	557,819	831,193	818,980	1,327,988
Reimbursement for excess expenses	0	(14,160)	(108,946)	(458,971)
NET EXPENSES	557,819	817,033	710,034	869,017
NET INVESTMENT INCOME (LOSS)	(483,358)	14,563,985	398,560	3,899,491
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	4,113,192	0	0
Realized gain (loss) on shares redeemed	0	609,869	(90,618)	(751,461)
Net change in unrealized gain (loss) on investments	0	14,757,015	15,406,200	20,517,396
NET GAIN (LOSS) ON INVESTMENTS	0	19,480,076	15,315,582	19,765,935
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(483,358)	$34,044,061	$15,714,142	$23,665,426

The accompanying notes are an integral part of these financial statements.
A1

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$112,727,908	$657,518,625	$35,228,908	$22,980,600	$25,772,276	$11,639,986
$112,727,908	$657,518,625	$35,228,908	$22,980,600	$25,772,276	$11,639,986

$112,727,908	$657,518,625	$35,228,908	$22,980,600	$25,772,276	$11,639,986
$112,727,908	$657,518,625	$35,228,908	$22,980,600	$25,772,276	$11,639,986

20,849,119	237,118,177	15,319,108	3,356,609	1,151,437	5,997,821

7,063,152	129,944,392	1,123,013	1,348,627	544,523	629,529
$15.96	$5.06	$31.37	$17.04	$47.33	$18.49
$100,362,170	$649,264,182	$34,300,588	$25,756,267	$16,325,219	$11,781,344

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$2,620,715	$51,984,833	$577,342	$180,557	$90,658	$164,630

675,414	2,520,131	156,044	104,627	132,095	54,535
(179,984)	0	0	0	0	0
495,430	2,520,131	156,044	104,627	132,095	54,535
2,125,285	49,464,702	421,298	75,930	(41,437)	110,095

0	0	0	0	0	0
294,920	(47,789)	(124,010)	(316,435)	2,996,130	(109,493)
9,122,267	29,688,129	4,151,554	2,567,604	2,215,541	1,242,110
9,417,187	29,640,340	4,027,544	2,251,169	5,211,671	1,132,617

$11,542,472	$79,105,042	$4,448,842	$2,327,099	$5,170,234	$1,242,712

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2010
	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at value	$3,485,640	$23,299,357	$10,015,158	$178,785
Net Assets	$3,485,640	$23,299,357	$10,015,158	$178,785
NET ASSETS, representing:
Accumulation units	$3,485,640	$23,299,357	$10,015,158	$178,785
	$3,485,640	$23,299,357	$10,015,158	$178,785
Units outstanding	919,308	11,844,406	2,397,307	163,313
Portfolio shares held	289,746	1,001,692	579,917	12,881
Portfolio net asset value per share	$12.03	$23.26	$17.27	$13.88
Investment in portfolio shares, at cost	$3,407,954	$21,515,615	$9,938,317	$181,173

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME
Dividend income	$99,130	$125,703	$137,125	$1,525
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	20,715	116,093	63,627	1,880
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	20,715	116,093	63,627	1,880
NET INVESTMENT INCOME (LOSS)	78,415	9,610	73,498	(355)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	81,693	0	0	508
Realized gain (loss) on shares redeemed	13,100	(1,342,344)	(1,938,232)	(39,434)
Net change in unrealized gain (loss) on investments	35,021	2,629,791	2,793,827	54,114
NET GAIN (LOSS) ON INVESTMENTS	129,814	1,287,447	855,595	15,188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$208,229	$1,297,057	$929,093	$14,833

The accompanying notes are an integral part of these financial statements.
A3

SUBACCOUNTS (Continued)
Janus Aspen Janus Portfolio — Institutional Shares	MFS Growth Series — Initial Class	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio

$369,262	$91,476	$252,159	$262,707	$0	$7,248,321
$369,262	$91,476	$252,159	$262,707	$0	$7,248,321

$369,262	$91,476	$252,159	$262,707	$0	$7,248,321
$369,262	$91,476	$252,159	$262,707	$0	$7,248,321
484,675	131,469	134,184	271,179	0	4,028,346
15,221	3,705	43,030	12,196	0	590,254
$24.26	$24.69	$5.86	$21.54	$0.00	$12.28
$333,867	$73,287	$288,416	$226,832	$0	$6,618,000

SUBACCOUNTS (Continued)
Janus Aspen Janus Portfolio — Institutional Shares	MFS Growth Series — Initial Class	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio

$3,582	$86	$5,186	$0	$0	$38,949

2,482	694	2,100	1,713	5,333	15,432
0	0	0	0	0	0

2,482	694	2,100	1,713	5,333	15,432
1,100	(608)	3,086	(1,713)	(5,333)	23,517

0	0	0	0	0	0
(28)	104	(7,028)	(2,036)	(245,149)	(41,580)
43,194	11,864	30,991	58,554	530,888	1,499,485
43,166	11,968	23,963	56,518	285,739	1,457,905

$44,266	$11,360	$27,049	$54,805	$280,406	$1,481,422

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2010
	SUBACCOUNTS
	Janus Aspen Janus Portfolio — Service Shares	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio
ASSETS
Investment in the portfolios, at value	$923,094	$0	$0	$8,283,825
Net Assets	$923,094	$0	$0	$8,283,825
NET ASSETS, representing:
Accumulation units	$923,094	$0	$0	$8,283,825
	$923,094	$0	$0	$8,283,825
Units outstanding	853,137	0	0	4,760,484
Portfolio shares held	38,414	0	0	1,070,262
Portfolio net asset value per share	$24.03	$0.00	$0.00	$7.74
Investment in portfolio shares, at cost	$767,726	$0	$0	$7,430,501

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
	SUBACCOUNTS
	Janus Aspen Janus Portfolio — Service Shares	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio
INVESTMENT INCOME
Dividend income	$3,148	$0	$0	$26,994
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	2,081	455	2,504	16,315
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	2,081	455	2,504	16,315
NET INVESTMENT INCOME (LOSS)	1,067	(455)	(2,504)	10,679
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	6,656	15,382	(454,981)	(19,615)
Net change in unrealized gain (loss) on investments	104,426	(15,000)	774,082	1,146,054
NET GAIN (LOSS) ON INVESTMENTS	111,082	382	319,101	1,126,439
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$112,149	$(73)	$316,597	$1,137,118

The accompanying notes are an integral part of these financial statements.
A5

SUBACCOUNTS (Continued)
Prudential SP Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio — Service Shares	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Technology Fund

$22,819,966	$2,522,891	$3,115,970	$218,625	$45,336	$46,226
$22,819,966	$2,522,891	$3,115,970	$218,625	$45,336	$46,226

$22,819,966	$2,522,891	$3,115,970	$218,625	$45,336	$46,226
$22,819,966	$2,522,891	$3,115,970	$218,625	$45,336	$46,226

16,214,665	1,718,765	2,099,445	20,802	28,741	131,357
2,546,871	486,106	453,562	3,901	3,970	2,889
$8.96	$5.19	$6.87	$56.04	$11.42	$16.00
$22,626,739	$2,757,633	$3,605,629	$173,755	$45,472	$36,387

SUBACCOUNTS (Continued)
Prudential SP Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio — Service Shares	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Technology Fund

$395,718	$33,642	$59,584	$897	$224	$0

39,507	6,761	9,277	172	73	82
0	0	0	0	0	0
39,507	6,761	9,277	172	73	82
356,211	26,881	50,307	725	151	(82)

0	0	0	0	0	0
(284,947)	(75,316)	(75,001)	19,620	(189)	285
2,635,223	348,385	316,059	23,024	10,134	7,944
2,350,276	273,069	241,058	42,644	9,945	8,229

$2,706,487	$299,950	$291,365	$43,369	$10,096	$8,147

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2010
	SUBACCOUNTS
	M Large Cap Growth Fund	M International Equity Fund	M Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at value	$26,792	$27,776	$32,572	$199,352
Net Assets	$26,792	$27,776	$32,572	$199,352
NET ASSETS, representing:
Accumulation units	$26,792	$27,776	$32,572	$199,352
	$26,792	$27,776	$32,572	$199,352
Units outstanding	1,783	1,789	2,208	15,246
Portfolio shares held	1,651	2,370	3,162	32,681
Portfolio net asset value per share	$16.23	$11.72	$10.30	$6.10
Investment in portfolio shares, at cost	$24,002	$30,488	$29,988	$158,927

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
	SUBACCOUNTS
	M Large Cap Growth Fund	M International Equity Fund	M Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio
INVESTMENT INCOME
Dividend income	$90	$881	$225	$2,700
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	0	0	160
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	0	0	0	160
NET INVESTMENT INCOME (LOSS)	90	881	225	2,540
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(318)	(1,629)	(61)	4,834
Net change in unrealized gain (loss) on investments	5,151	2,564	2,439	32,604
NET GAIN (LOSS) ON INVESTMENTS	4,833	935	2,378	37,438
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,923	$1,816	$2,603	$39,978

The accompanying notes are an integral part of these financial statements.
A7

SUBACCOUNTS (Continued)
AST JPMorgan Strategic Opportunities Portfolio	AST Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

$80,138	$223,271	$52,511	$76,005	$288,262	$210,234
$80,138	$223,271	$52,511	$76,005	$288,262	$210,234

$80,138	$223,271	$52,511	$76,005	$288,262	$210,234
$80,138	$223,271	$52,511	$76,005	$288,262	$210,234

6,271	20,388	4,534	5,597	21,408	14,108

6,174	25,932	5,783	8,208	21,243	38,646
$12.98	$8.61	$9.08	$9.26	$13.57	$5.44
$74,131	$213,934	$43,403	$60,989	$234,648	$166,215

SUBACCOUNTS (Continued)
AST JPMorgan Strategic Opportunities Portfolio	AST Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

$259	$2,689	$0	$25	$1,034	$0

66	181	45	55	235	176
0	0	0	0	0	0
66	181	45	55	235	176
193	2,508	(45)	(30)	799	(176)

0	0	0	0	0	0
549	(1,745)	2,551	750	2,742	14,411
4,129	23,245	6,889	16,100	53,269	21,061
4,678	21,500	9,440	16,850	56,011	35,472

$4,871	$24,008	$9,395	$16,820	$56,810	$35,296

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2010
	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio
ASSETS
Investment in the portfolios, at value	$956,161	$94,773	$24,324	$74,938
Net Assets	$956,161	$94,773	$24,324	$74,938
NET ASSETS, representing:
Accumulation units	$956,161	$94,773	$24,324	$74,938
	$956,161	$94,773	$24,324	$74,938
Units outstanding	94,463	7,979	1,690	5,824
Portfolio shares held	49,440	9,841	1,139	7,083
Portfolio net asset value per share	$19.34	$9.63	$21.36	$10.58
Investment in portfolio shares, at cost	$897,016	$82,160	$22,078	$74,915

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio
INVESTMENT INCOME
Dividend income	$5,280	$102	$0	$1,639
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,693	79	23	67
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	1,693	79	23	67
NET INVESTMENT INCOME (LOSS)	3,587	23	(23)	1,572
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	97
Realized gain (loss) on shares redeemed	(10,845)	1,137	(402)	(14)
Net change in unrealized gain (loss) on investments	158,825	10,695	6,122	733
NET GAIN (LOSS) ON INVESTMENTS	147,980	11,832	5,720	816
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$151,567	$11,855	$5,697	$2,388

The accompanying notes are an integral part of these financial statements.
A9

SUBACCOUNTS (Continued)
AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund — Class 1 Shares

$703,852	$61,114	$262,007	$104,316	$20,619	$47,963
$703,852	$61,114	$262,007	$104,316	$20,619	$47,963

$703,852	$61,114	$262,007	$104,316	$20,619	$47,963
$703,852	$61,114	$262,007	$104,316	$20,619	$47,963

43,691	4,419	21,645	7,822	1,113	4,033

31,171	6,033	12,639	9,457	795	3,392
$22.58	$10.13	$20.73	$11.03	$25.94	$14.14
$666,143	$56,763	$242,020	$103,644	$15,692	$38,529

SUBACCOUNTS (Continued)
AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund — Class 1 Shares

$2,522	$262	$2,755	$2,558	$39	$864

547	53	230	91	0	36
0	0	0	0	0	0

547	53	230	91	0	36
1,975	209	2,525	2,467	39	828

0	0	0	482	0	0
(16,875)	(435)	(376)	(231)	966	816
132,519	6,894	16,603	2,252	3,219	5,246
115,644	6,459	16,227	2,503	4,185	6,062

$117,619	$6,668	$18,752	$4,970	$4,224	$6,890

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2010
	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund — Service Shares	Prudential Jennison 20/20 Focus Portfolio
ASSETS
Investment in the portfolios, at value	$2,349,021	$1,794,509	$1,157	$361,590
Net Assets	$2,349,021	$1,794,509	$1,157	$361,590
NET ASSETS, representing:
Accumulation units	$2,349,021	$1,794,509	$1,157	$361,590
	$2,349,021	$1,794,509	$1,157	$361,590
Units outstanding	283,147	144,827	109	34,700
Portfolio shares held	176,353	87,966	39	23,253
Portfolio net asset value per share	$13.32	$20.40	$29.71	$15.55
Investment in portfolio shares, at cost	$2,598,388	$1,366,705	$956	$286,791

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund — Service Shares	Prudential Jennison 20/20 Focus Portfolio
INVESTMENT INCOME
Dividend income	$21,639	$3,314	$6	$0
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4,529	3,348	1	279
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	4,529	3,348	1	279
NET INVESTMENT INCOME (LOSS)	17,110	(34)	5	(279)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(67,781)	7,138	49	6,703
Net change in unrealized gain (loss) on investments	316,453	453,398	70	21,568
NET GAIN (LOSS) ON INVESTMENTS	248,672	460,536	119	28,271
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$265,782	$460,502	$124	$27,992

The accompanying notes are an integral part of these financial statements.
A11

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio — Class 1 Shares	MFS Utilities Series — Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio — Service Shares	AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio

$9,968	$86,448	$5,820	$1,433,491	$14,977	$8,159,987
$9,968	$86,448	$5,820	$1,433,491	$14,977	$8,159,987

$9,968	$86,448	$5,820	$1,433,491	$14,977	$8,159,987
$9,968	$86,448	$5,820	$1,433,491	$14,977	$8,159,987

947	8,933	573	129,154	1,062	764,078

638	3,421	391	115,791	1,112	671,052
$15.62	$25.27	$14.90	$12.38	$13.50	$12.16
$8,409	$71,304	$5,022	$1,226,576	$14,193	$7,897,424

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio — Class 1 Shares	MFS Utilities Series — Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio — Service Shares	AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio

$70	$1,986	$3	$0	$12	$139,106

7	70	9	3,257	9	19,486
0	0	0	0	0	0

7	70	9	3,257	9	19,486
63	1,916	(6)	(3,257)	3	119,620

0	0	0	0	0	134,382
268	959	1,227	8,877	124	17,845
1,094	7,433	604	185,912	784	280,041
1,362	8,392	1,831	194,789	908	432,268

$1,425	$10,308	$1,825	$191,532	$911	$551,888

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF NET ASSETS
December 31, 2010
	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at value	$33,643	$6,903,427	$11,625,903	$3,159,419
Net Assets	$33,643	$6,903,427	$11,625,903	$3,159,419
NET ASSETS, representing:
Accumulation units	$33,643	$6,903,427	$11,625,903	$3,159,419
	$33,643	$6,903,427	$11,625,903	$3,159,419
Units outstanding	2,436	590,335	1,024,356	285,877
Portfolio shares held	1,973	739,125	1,046,436	268,887
Portfolio net asset value per share	$17.05	$9.34	$11.11	$11.75
Investment in portfolio shares, at cost	$31,022	$6,008,333	$10,435,848	$2,904,571

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
INVESTMENT INCOME
Dividend income	$13	$28,611	$85,738	$40,208
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	29	12,128	23,954	8,708
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	29	12,128	23,954	8,708
NET INVESTMENT INCOME (LOSS)	(16)	16,483	61,784	31,500
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	211	23,392	29,576	11,056
Net change in unrealized gain (loss) on investments	2,621	816,463	1,116,354	245,097
NET GAIN (LOSS) ON INVESTMENTS	2,832	839,855	1,145,930	256,153
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,816	$856,338	$1,207,714	$287,653

The accompanying notes are an integral part of these financial statements.
A13

SUBACCOUNTS (Continued)
AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio	Dreyfus MidCap Stock Portfolio — Service Shares

$4,072	$21,136	$29,904	$38,741	$36,790	$14,813
$4,072	$21,136	$29,904	$38,741	$36,790	$14,813

$4,072	$21,136	$29,904	$38,741	$36,790	$14,813
$4,072	$21,136	$29,904	$38,741	$36,790	$14,813

286	1,434	2,082	2,693	2,705	1,420

417	2,133	2,736	3,617	3,694	1,126
$9.76	$9.91	$10.93	$10.71	$9.96	$13.16
$3,817	$20,668	$27,251	$35,918	$34,524	$9,037

SUBACCOUNTS (Continued)
AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio	Dreyfus MidCap Stock Portfolio — Service Shares

$21	$5	$22	$6	$3	$126

3	5	27	28	28	13
0	0	0	0	0	0

3	5	27	28	28	13
18	0	(5)	(22)	(25)	113

0	0	0	0	0	0
65	116	204	615	140	1,447
255	468	2,653	2,823	2,266	1,938
320	584	2,857	3,438	2,406	3,385

$338	$584	$2,852	$3,416	$2,381	$3,498

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(483,358)	$391,757	$14,563,985	$9,962,484
Capital gains distributions received	0	0	4,113,192	3,575,719
Realized gain (loss) on shares redeemed	0	0	609,869	(160,402)
Net change in unrealized gain (loss) on investments	0	0	14,757,015	25,415,683
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(483,358)	391,757	34,044,061	38,793,484
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,641,180	31,207,268	86,306,779	86,436,344
Policy loans	(537,654)	(884,581)	(793,124)	(715,137)
Policy loan repayments and interest	223,868	568,210	503,565	540,123
Surrenders, withdrawals and death benefits	(1,312,347)	(1,712,518)	(1,013,563)	(1,369,130)
Net transfers between other subaccounts or fixed rate option	11,702,055	(51,959,251)	998,012	162,109
Withdrawal and other charges	(2,558,544)	(2,588,152)	(7,767,713)	(7,042,329)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,158,558	(25,369,024)	78,233,956	78,011,980
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,675,200	(24,977,267)	112,278,017	116,805,464
NET ASSETS
Beginning of period	212,493,139	237,470,406	304,750,136	187,944,672
End of period	$224,168,339	$212,493,139	$417,028,153	$304,750,136
Beginning units	153,276,761	171,822,846	156,799,204	113,905,135
Units issued	16,295,562	89,547,885	44,015,948	47,649,011
Units redeemed	(11,065,518)	(108,093,970)	(4,435,501)	(4,754,942)
Ending units	158,506,805	153,276,761	196,379,651	156,799,204

The accompanying notes are an integral part of these financial statements.
A15

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$398,560	$1,312,338	$3,899,491	$5,765,078	$2,125,285	$3,124,999
0	0	0	0	0	0
(90,618)	(2,489,499)	(751,461)	(2,839,895)	294,920	(455,788)

15,406,200	40,701,907	20,517,396	31,564,581	9,122,267	14,627,305

15,714,142	39,524,746	23,665,426	34,489,764	11,542,472	17,296,516

5,858,907	6,996,041	9,142,605	11,494,072	4,676,813	5,846,532
(2,985,394)	(2,608,582)	(4,423,862)	(3,610,467)	(1,912,697)	(1,518,730)
3,535,895	4,089,807	5,076,792	5,659,037	1,936,947	2,192,994
(4,847,238)	(8,206,590)	(7,634,880)	(12,099,993)	(3,133,204)	(5,244,512)

(2,408,572)	(2,343,932)	(3,439,047)	(3,272,400)	(1,828,664)	(1,458,258)
(4,218,811)	(4,352,006)	(6,875,283)	(7,140,273)	(3,545,599)	(3,670,436)

(5,065,213)	(6,425,262)	(8,153,675)	(8,970,024)	(3,806,404)	(3,852,410)
10,648,929	33,099,484	15,511,751	25,519,740	7,736,068	13,444,106

143,537,073	110,437,589	210,128,089	184,608,349	104,991,840	91,547,734
$154,186,002	$143,537,073	$225,639,840	$210,128,089	$112,727,908	$104,991,840
20,641,893	21,331,811	35,986,817	37,732,823	21,547,403	22,423,456
2,036,016	2,803,958	2,450,226	3,350,035	1,386,534	1,917,924
(2,370,633)	(3,493,876)	(3,736,300)	(5,096,041)	(2,084,818)	(2,793,977)
20,307,276	20,641,893	34,700,743	35,986,817	20,849,119	21,547,403

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$49,464,702	$44,956,145	$421,298	$861,488
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(47,789)	(1,431,719)	(124,010)	(4,391,206)
Net change in unrealized gain (loss) on investments	29,688,129	143,011,469	4,151,554	10,021,314
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,105,042	186,535,895	4,448,842	6,491,596
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	949,518	760,696	3,559,821	3,415,353
Policy loans	(281,154)	(113,292)	(597,295)	(518,431)
Policy loan repayments and interest	154,174	119,187	484,874	573,538
Surrenders, withdrawals and death benefits	(619,018)	(1,306,823)	(2,140,726)	(1,454,992)
Net transfers between other subaccounts or fixed rate option	(3,236,281)	1,132,921	(1,092,988)	(11,196,979)
Withdrawal and other charges	(4,480,328)	(3,881,032)	(1,311,881)	(1,405,423)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,513,089)	(3,288,343)	(1,098,195)	(10,586,934)
TOTAL INCREASE (DECREASE) IN NET ASSETS	71,591,953	183,247,552	3,350,647	(4,095,338)
NET ASSETS
Beginning of period	585,926,672	402,679,120	31,878,261	35,973,599
End of period	$657,518,625	$585,926,672	$35,228,908	$31,878,261
Beginning units	239,747,022	241,399,954	15,515,506	29,167,860
Units issued	699,726	1,898,889	2,733,849	3,356,949
Units redeemed	(3,328,571)	(3,551,821)	(2,930,247)	(17,009,303)
Ending units	237,118,177	239,747,022	15,319,108	15,515,506

The accompanying notes are an integral part of these financial statements.
A17

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$75,930	$189,657	$(41,437)	$62,709	$110,095	$213,696
0	0	0	4,510,594	0	0
(316,435)	(523,652)	2,996,130	1,945,534	(109,493)	(311,496)
2,567,604	4,933,739	2,215,541	14,606,965	1,242,110	2,617,294

2,327,099	4,599,744	5,170,234	21,125,802	1,242,712	2,519,494

1,037,038	561,747	455,553	458,862	764,165	1,031,599
(298,787)	(198,354)	(444,545)	(581,594)	(235,075)	(175,015)
289,641	303,630	334,236	676,469	130,502	238,214
(571,003)	(568,530)	(604,008)	(791,330)	(347,041)	(558,217)

5,205,979	(174,480)	(13,657,574)	2,110,886	(59,866)	(175,982)
(599,197)	(382,432)	(449,395)	(425,809)	(402,656)	(422,776)

5,063,671	(458,419)	(14,365,733)	1,447,484	(149,971)	(62,177)
7,390,770	4,141,325	(9,195,499)	22,573,286	1,092,741	2,457,317

15,589,830	11,448,505	34,967,775	12,394,489	10,547,245	8,089,928
$22,980,600	$15,589,830	$25,772,276	$34,967,775	$11,639,986	$10,547,245
2,440,873	2,509,751	1,970,431	1,228,831	6,042,981	5,944,437
1,231,875	209,731	148,010	1,785,606	823,296	1,213,974
(316,139)	(278,609)	(967,004)	(1,044,006)	(868,456)	(1,115,430)
3,356,609	2,440,873	1,151,437	1,970,431	5,997,821	6,042,981

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	Prudential Government Income Portfolio		Prudential Jennison Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$78,415	$84,811	$9,610	$28,330
Capital gains distributions received	81,693	12,104	0	0
Realized gain (loss) on shares redeemed	13,100	(9,901)	(1,342,344)	(407,060)
Net change in unrealized gain (loss) on investments	35,021	144,090	2,629,791	6,604,430
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	208,229	231,104	1,297,057	6,225,700
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	130,161	131,027	1,849,940	2,087,878
Policy loans	(68,313)	(97,653)	(521,329)	(420,864)
Policy loan repayments and interest	124,610	142,698	410,057	463,054
Surrenders, withdrawals and death benefits	(294,208)	(285,175)	(842,052)	(1,064,224)
Net transfers between other subaccounts or fixed rate option	25,829	64,165	1,201,389	(307,288)
Withdrawal and other charges	(101,996)	(110,079)	(914,620)	(928,191)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(183,917)	(155,017)	1,183,385	(169,635)
TOTAL INCREASE (DECREASE) IN NET ASSETS	24,312	76,087	2,480,442	6,056,065
NET ASSETS
Beginning of period	3,461,328	3,385,241	20,818,915	14,762,850
End of period	$3,485,640	$3,461,328	$23,299,357	$20,818,915
Beginning units	970,870	1,016,650	11,372,664	11,181,004
Units issued	138,563	227,658	5,275,171	2,219,825
Units redeemed	(190,125)	(273,438)	(4,803,429)	(2,028,165)
Ending units	919,308	970,870	11,844,406	11,372,664

The accompanying notes are an integral part of these financial statements.
A19

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Janus Portfolio — Institutional Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$73,498	$88,223	$(355)	$6,258	$1,100	$(555)
0	706,804	508	0	0	0
(1,938,232)	(387,533)	(39,434)	(4,652)	(28)	(2,109)
2,793,827	1,236,153	54,114	120,592	43,194	81,342

929,093	1,643,647	14,833	122,198	44,266	78,678

308,848	380,368	3,611	30,141	23,972	24,324
(148,234)	(108,936)	0	0	0	0
149,069	206,211	0	0	0	0
(355,815)	(440,236)	0	0	0	0

1,104,478	(230,331)	(217,146)	0	0	0
(230,496)	(225,895)	(7,950)	(8,284)	(7,472)	(6,365)

827,850	(418,819)	(221,485)	21,857	16,500	17,959
1,756,943	1,224,828	(206,652)	144,055	60,766	96,637

8,258,215	7,033,387	385,437	241,382	308,496	211,859
$10,015,158	$8,258,215	$178,785	$385,437	$369,262	$308,496
2,478,146	2,629,926	409,273	386,308	460,765	429,047
2,531,025	289,004	3,851	33,827	34,834	43,267
(2,611,864)	(440,784)	(249,811)	(10,862)	(10,924)	(11,549)
2,397,307	2,478,146	163,313	409,273	484,675	460,765

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	MFS Growth Series — Initial Class		American Century VP Value Fund
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(608)	$(343)	$3,086	$8,827
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	104	(89)	(7,028)	(2,912)
Net change in unrealized gain (loss) on investments	11,864	19,140	30,991	30,930
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,360	18,708	27,049	36,845
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,377	2,527	5,535	20,329
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(17,393)	0
Net transfers between other subaccounts or fixed rate option	2,544	2,730	6,203	2,873
Withdrawal and other charges	(558)	(501)	(4,742)	(4,189)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,363	4,756	(10,397)	19,013
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,723	23,464	16,652	55,858
NET ASSETS
Beginning of period	72,753	49,289	235,507	179,649
End of period	$91,476	$72,753	$252,159	$235,507
Beginning units	119,514	110,496	140,880	127,663
Units issued	12,853	10,047	6,870	16,197
Units redeemed	(898)	(1,029)	(13,566)	(2,980)
Ending units	131,469	119,514	134,184	140,880

**Date subaccount was no longer available for investment
The accompanying notes are an integral part of these financial statements.
A21

SUBACCOUNTS (Continued)
Franklin Small-Mid Cap Growth Securities Fund		Prudential SP Davis Value Portfolio		Prudential SP Small Cap Value Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 04/30/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$(1,713)	$(1,292)	$(5,333)	$56,528	$23,517	$55,331
0	0	0	0	0	0
(2,036)	(5,045)	(245,149)	(186,145)	(41,580)	(357,335)
58,554	70,754	530,888	1,389,641	1,499,485	1,595,545

54,805	64,417	280,406	1,260,024	1,481,422	1,293,541

22,443	24,098	282,048	926,728	1,079,845	1,156,627
0	0	(56,525)	(109,697)	(251,004)	(140,906)
0	0	6,672	15,170	29,636	19,190
(18,319)	0	(52,283)	(281,611)	(266,548)	(271,370)

3,235	(8,520)	(5,599,495)	(9,311)	3,685	(103,716)
(8,837)	(7,978)	(117,706)	(355,937)	(432,892)	(437,921)

(1,478)	7,600	(5,537,289)	185,342	162,722	221,904
53,327	72,017	(5,256,883)	1,445,366	1,644,144	1,515,445

209,380	137,363	5,256,883	3,811,517	5,604,177	4,088,732
$262,707	$209,380	$0	$5,256,883	$7,248,321	$5,604,177
273,533	255,427	4,480,316	4,202,337	3,920,768	3,714,104
32,791	43,643	274,554	1,118,599	813,673	1,227,740
(35,145)	(25,537)	(4,754,870)	(840,620)	(706,095)	(1,021,076)
271,179	273,533	0	4,480,316	4,028,346	3,920,768

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	Janus Aspen Janus Portfolio — Service Shares		Prudential SP Strategic Partners Focused Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 04/30/2010**	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$1,067	$977	$(455)	$(1,107)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	6,656	(7,563)	15,382	(11,685)
Net change in unrealized gain (loss) on investments	104,426	223,331	(15,000)	187,914
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	112,149	216,745	(73)	175,122
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	138,393	150,906	40,459	112,576
Policy loans	(42,415)	(26,491)	(4,713)	(17,707)
Policy loan repayments and interest	8,053	5,467	2,398	1,220
Surrenders, withdrawals and death benefits	(49,182)	(67,585)	(23,665)	(24,093)
Net transfers between other subaccounts or fixed rate option	4,489	(21,992)	(579,966)	1,732
Withdrawal and other charges	(41,886)	(43,925)	(15,922)	(47,520)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,452	(3,620)	(581,409)	26,208
TOTAL INCREASE (DECREASE) IN NET ASSETS	129,601	213,125	(581,482)	201,330
NET ASSETS
Beginning of period	793,493	580,368	581,482	380,152
End of period	$923,094	$793,493	$0	$581,482
Beginning units	835,713	829,310	511,884	483,210
Units issued	155,472	205,790	56,641	132,621
Units redeemed	(138,048)	(199,387)	(568,525)	(103,947)
Ending units	853,137	835,713	0	511,884

The accompanying notes are an integral part of these financial statements.
A23

SUBACCOUNTS (Continued)
Prudential SP Mid Cap Growth Portfolio		Prudential SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Growth Asset Allocation Portfolio
01/01/2010 to 04/30/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$(2,504)	$(5,971)	$10,679	$16,054	$356,211	$305,038
0	0	0	0	0	220,115
(454,981)	(255,768)	(19,615)	(305,920)	(284,947)	(781,356)
774,082	936,910	1,146,054	1,469,653	2,635,223	4,103,790

316,597	675,171	1,137,118	1,179,787	2,706,487	3,847,587

210,491	685,277	1,084,866	776,491	5,528,719	5,845,577
(54,110)	(55,962)	(188,997)	(71,475)	(557,530)	(402,245)
3,803	11,339	30,883	10,848	50,560	26,426
(24,297)	(221,913)	(306,396)	(307,558)	(879,661)	(1,209,869)

(3,308,540)	(70,916)	2,912,274	(164,396)	(737,276)	(86,891)
(77,972)	(242,331)	(437,073)	(306,246)	(2,434,993)	(2,521,628)

(3,250,625)	105,494	3,095,557	(62,336)	969,819	1,651,370
(2,934,028)	780,665	4,232,675	1,117,451	3,676,306	5,498,957

2,934,028	2,153,363	4,051,150	2,933,699	19,143,660	13,644,703
$0	$2,934,028	$8,283,825	$4,051,150	$22,819,966	$19,143,660
3,837,755	3,666,281	2,809,459	2,876,067	15,541,725	13,955,777
290,309	1,073,249	2,893,085	815,413	4,438,052	5,764,066
(4,128,064)	(901,775)	(942,060)	(882,021)	(3,765,112)	(4,178,118)
0	3,837,755	4,760,484	2,809,459	16,214,665	15,541,725

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$26,881	$31,515	$50,307	$60,671
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(75,316)	(185,692)	(75,001)	(287,913)
Net change in unrealized gain (loss) on investments	348,385	708,619	316,059	842,843
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	299,950	554,442	291,365	615,601
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	466,859	463,272	503,781	540,502
Policy loans	(67,242)	(34,369)	(53,787)	(37,071)
Policy loan repayments and interest	10,223	7,085	7,819	7,604
Surrenders, withdrawals and death benefits	(60,314)	(59,646)	(85,714)	(194,924)
Net transfers between other subaccounts or fixed rate option	(82,836)	43,867	(2,347)	(6,546)
Withdrawal and other charges	(177,353)	(174,917)	(186,894)	(200,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	89,337	245,292	182,858	108,992
TOTAL INCREASE (DECREASE) IN NET ASSETS	389,287	799,734	474,223	724,593
NET ASSETS
Beginning of period	2,133,604	1,333,870	2,641,747	1,917,154
End of period	$2,522,891	$2,133,604	$3,115,970	$2,641,747
Beginning units	1,654,845	1,420,338	1,973,543	1,896,755
Units issued	419,795	653,243	452,497	615,196
Units redeemed	(355,875)	(418,736)	(326,595)	(538,408)
Ending units	1,718,765	1,654,845	2,099,445	1,973,543

The accompanying notes are an integral part of these financial statements.
A25

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio — Service Shares		Goldman Sachs Structured Small Cap Equity Fund		Invesco V.I. Technology Fund
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$725	$295	$151	$275	$(82)	$(69)
0	1,760	0	0	0	0
19,620	7,495	(189)	(541)	285	(799)
23,024	32,235	10,134	7,416	7,944	16,669

43,369	41,785	10,096	7,150	8,147	15,801

61,335	36,065	4,495	4,459	26	1
(2,247)	0	0	0	0	0
121	3	0	0	0	0
(925)	(5,000)	0	0	0	(1)

(31,578)	111,553	0	0	0	0
(35,209)	(19,284)	(819)	(699)	(3,874)	(3,255)

(8,503)	123,337	3,676	3,760	(3,848)	(3,255)
34,866	165,122	13,772	10,910	4,299	12,546

183,759	18,637	31,564	20,654	41,927	29,381
$218,625	$183,759	$45,336	$31,564	$46,226	$41,927
21,837	3,962	25,984	21,664	144,377	158,954
13,758	27,126	3,381	5,043	0	0
(14,793)	(9,251)	(624)	(723)	(13,020)	(14,577)
20,802	21,837	28,741	25,984	131,357	144,377

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	M Large Cap Growth Fund		M International Equity Fund
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$90	$659	$881	$445
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(318)	(26,081)	(1,629)	(24,047)
Net change in unrealized gain (loss) on investments	5,151	52,059	2,564	43,326
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,923	26,637	1,816	19,724
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,610	18,650	12,058	19,466
Policy loans	(945)	0	(363)	0
Policy loan repayments and interest	1,228	0	507	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	3,706	(91,393)	2,806	(70,114)
Withdrawal and other charges	(6,726)	14,233	(8,431)	(13,503)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,873	(86,976)	6,577	(64,151)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,796	(60,339)	8,393	(44,427)
NET ASSETS
Beginning of period	15,996	76,335	19,383	63,810
End of period	$26,792	$15,996	$27,776	$19,383
Beginning units	1,310	8,590	1,306	5,387
Units issued	1,107	2,219	1,086	1,807
Units redeemed	(634)	(9,499)	(603)	(5,888)
Ending units	1,783	1,310	1,789	1,306

The accompanying notes are an integral part of these financial statements.
A27

SUBACCOUNTS (Continued)
M Business Opportunity Value Fund		AST Cohen & Steers Realty Portfolio		AST JPMorgan Strategic Opportunities Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$225	$192	$2,540	$2,304	$193	$320
0	0	0	0	0	3,051
(61)	(2,839)	4,834	(36,648)	549	(668)
2,439	6,700	32,604	60,660	4,129	6,201

2,603	4,053	39,978	26,316	4,871	8,904

12,053	12,548	69,361	66,639	43,529	29,614
0	0	(3,487)	(343)	(98)	0
0	0	297	266	1	0
0	0	(1,709)	(258)	(795)	(14)

5,310	1,738	11,038	10,771	5,224	628
(8,829)	(10,402)	(43,053)	(34,822)	(25,082)	(18,606)

8,534	3,884	32,447	42,253	22,779	11,622
11,137	7,937	72,425	68,569	27,650	20,526

21,435	13,498	126,927	58,358	52,488	31,962
$32,572	$21,435	$199,352	$126,927	$80,138	$52,488
1,588	1,245	12,479	7,562	4,414	3,277
1,319	1,251	8,131	16,628	4,171	2,963
(699)	(908)	(5,364)	(11,711)	(2,314)	(1,826)
2,208	1,588	15,246	12,479	6,271	4,414

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	AST Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$2,508	$889	$(45)	$(22)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(1,745)	(10,397)	2,551	(1,027)
Net change in unrealized gain (loss) on investments	23,245	34,478	6,889	6,991
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,008	24,970	9,395	5,942
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	94,764	93,605	22,559	19,711
Policy loans	(2,425)	(342)	(133)	0
Policy loan repayments and interest	27	0	0	0
Surrenders, withdrawals and death benefits	(3,322)	(3,088)	(290)	(82)
Net transfers between other subaccounts or fixed rate option	(812)	3,724	(284)	4,273
Withdrawal and other charges	(46,513)	(46,557)	(11,798)	(9,986)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	41,719	47,342	10,054	13,916
TOTAL INCREASE (DECREASE) IN NET ASSETS	65,727	72,312	19,449	19,858
NET ASSETS
Beginning of period	157,544	85,232	33,062	13,204
End of period	$223,271	$157,544	$52,511	$33,062
Beginning units	16,160	10,329	3,430	1,677
Units issued	9,676	12,014	4,200	3,050
Units redeemed	(5,448)	(6,183)	(3,096)	(1,297)
Ending units	20,388	16,160	4,534	3,430

The accompanying notes are an integral part of these financial statements.
A29

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$(30)	$29	$799	$2,363	$(176)	$(122)
0	0	0	0	0	0
750	(3,437)	2,742	(9,460)	14,411	(2,406)
16,100	12,526	53,269	49,877	21,061	61,522

16,820	9,118	56,810	42,780	35,296	58,994

32,960	27,744	107,131	105,816	73,012	50,626
(160)	(34)	(5,432)	(1,216)	(53,372)	0
4	0	256	202	17	0
(1,165)	(1,549)	(4,038)	(3,448)	(1,315)	(4,377)

2,768	(785)	(3,307)	6,359	34,031	23,127
(17,915)	(14,866)	(62,069)	(59,863)	(45,100)	(34,450)

16,492	10,510	32,541	47,850	7,273	34,926
33,312	19,628	89,351	90,630	42,569	93,920

42,693	23,065	198,911	108,281	167,665	73,745
$76,005	$42,693	$288,262	$198,911	$210,234	$167,665
4,163	2,981	18,593	12,842	13,469	9,297
3,347	3,361	9,691	13,474	9,171	8,152
(1,913)	(2,179)	(6,876)	(7,723)	(8,532)	(3,980)
5,597	4,163	21,408	18,593	14,108	13,469

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$3,587	$3,545	$23	$19
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(10,845)	(32,610)	1,137	(1,840)
Net change in unrealized gain (loss) on investments	158,825	183,371	10,695	9,178
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	151,567	154,306	11,855	7,357
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	213,195	219,492	34,880	30,917
Policy loans	(14,824)	(11,610)	(4,319)	(59)
Policy loan repayments and interest	2,154	1,720	65	0
Surrenders, withdrawals and death benefits	(48,881)	(31,878)	(1,838)	(332)
Net transfers between other subaccounts or fixed rate option	61,261	2,579	32,878	3,611
Withdrawal and other charges	(94,963)	(92,277)	(23,465)	(18,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	117,942	88,026	38,201	15,959
TOTAL INCREASE (DECREASE) IN NET ASSETS	269,509	242,332	50,056	23,316
NET ASSETS
Beginning of period	686,652	444,320	44,717	21,401
End of period	$956,161	$686,652	$94,773	$44,717
Beginning units	81,062	68,796	4,242	2,521
Units issued	32,445	32,586	6,619	3,853
Units redeemed	(19,044)	(20,320)	(2,882)	(2,132)
Ending units	94,463	81,062	7,979	4,242

The accompanying notes are an integral part of these financial statements.
A31

SUBACCOUNTS (Continued)
AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$(23)	$(22)	$1,572	$2,575	$1,975	$4,781
0	0	97	3,614	0	110,649
(402)	(2,485)	(14)	(1,268)	(16,875)	(37,470)
6,122	8,164	733	415	132,519	72,626

5,697	5,657	2,388	5,336	117,619	150,586

2	2,389	29,006	61,175	274,494	289,348
(1)	(2)	(110)	(159)	(8,820)	(652)
0	0	3	0	1,211	621
(80)	(61)	(3,252)	(243)	(28,764)	(13,078)

(1,177)	(2,613)	4,713	(35,300)	(5,556)	(3,382)
(3,196)	(4,666)	(17,374)	(15,807)	(145,124)	(151,969)

(4,452)	(4,953)	12,986	9,666	87,441	120,888
1,245	704	15,374	15,002	205,060	271,474

23,079	22,375	59,564	44,562	498,792	227,318
$24,324	$23,079	$74,938	$59,564	$703,852	$498,792
2,061	2,590	4,805	3,959	37,257	25,334
0	237	2,766	10,618	21,295	29,205
(371)	(766)	(1,747)	(9,772)	(14,861)	(17,282)
1,690	2,061	5,824	4,805	43,691	37,257

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$209	$659	$2,525	$6,405
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(435)	(4,989)	(376)	(9,271)
Net change in unrealized gain (loss) on investments	6,894	14,847	16,603	55,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,668	10,517	18,752	52,624
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,327	23,945	113,304	120,647
Policy loans	(200)	(2)	(5,552)	(1,403)
Policy loan repayments and interest	2	2	123	4
Surrenders, withdrawals and death benefits	(278)	(1,165)	(5,420)	(2,935)
Net transfers between other subaccounts or fixed rate option	(2,840)	2,112	(14,224)	1,131
Withdrawal and other charges	(17,204)	(15,695)	(60,707)	(66,546)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,807	9,197	27,524	50,898
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,475	19,714	46,276	103,522
NET ASSETS
Beginning of period	48,639	28,925	215,731	112,209
End of period	$61,114	$48,639	$262,007	$215,731
Beginning units	3,937	3,076	19,080	13,472
Units issued	2,174	3,140	14,533	13,713
Units redeemed	(1,692)	(2,279)	(11,968)	(8,105)
Ending units	4,419	3,937	21,645	19,080

The accompanying notes are an integral part of these financial statements.
A33

SUBACCOUNTS (Continued)
AST T. Rowe Price Global Bond Portfolio		M Capital Appreciation Fund		American Century VP Mid Cap Value Fund — Class 1 Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$2,467	$5,457	$39	$5	$828	$643
482	3,766	0	0	0	0
(231)	(5,012)	966	(1,381)	816	4,545
2,252	1,605	3,219	5,367	5,246	4,565

4,970	5,816	4,224	3,991	6,890	9,753

44,999	113,411	8,613	8,962	11,301	4,932
(102)	(106)	0	0	(704)	0
2	0	0	0	42	0
(1,734)	(2,858)	0	0	(92)	0

6,840	(63,551)	(298)	994	5,673	16,910
(29,401)	(30,947)	(5,957)	(5,489)	(5,911)	(3,113)

20,604	15,949	2,358	4,467	10,309	18,729
25,574	21,765	6,582	8,458	17,199	28,482

78,742	56,977	14,037	5,579	30,764	2,282
$104,316	$78,742	$20,619	$14,037	$47,963	$30,764
6,237	5,055	962	568	3,082	297
4,031	19,460	632	940	1,783	7,346
(2,446)	(18,278)	(481)	(546)	(832)	(4,561)
7,822	6,237	1,113	962	4,033	3,082

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$17,110	$43,963	$(34)	$(1,801)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(67,781)	(165,206)	7,138	(23,908)
Net change in unrealized gain (loss) on investments	316,453	451,773	453,398	330,861
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	265,782	330,530	460,502	305,152
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	486,161	510,233	241,677	244,244
Policy loans	(84,353)	(33,299)	(29,729)	(17,939)
Policy loan repayments and interest	11,664	5,962	7,271	2,785
Surrenders, withdrawals and death benefits	(75,045)	(108,822)	(70,454)	(38,103)
Net transfers between other subaccounts or fixed rate option	(51,365)	(27,275)	52,357	24,292
Withdrawal and other charges	(192,461)	(200,764)	(103,464)	(93,880)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	94,601	146,035	97,658	121,399
TOTAL INCREASE (DECREASE) IN NET ASSETS	360,383	476,565	558,160	426,551
NET ASSETS
Beginning of period	1,988,638	1,512,073	1,236,349	809,798
End of period	$2,349,021	$1,988,638	$1,794,509	$1,236,349
Beginning units	270,691	245,292	135,818	118,843
Units issued	74,309	102,309	35,761	39,036
Units redeemed	(61,853)	(76,910)	(26,752)	(22,061)
Ending units	283,147	270,691	144,827	135,818

The accompanying notes are an integral part of these financial statements.
A35

SUBACCOUNTS (Continued)
The Dreyfus Socially Responsible Growth Fund — Service Shares		Prudential Jennison 20/20 Focus Portfolio		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio — Class 1 Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$5	$2	$(279)	$509	$63	$13
0	0	0	0	0	0
49	19	6,703	4,008	268	74
70	131	21,568	59,968	1,094	450

124	152	27,992	64,485	1,425	537

872	485	141,919	85,560	4,818	2,468
0	0	(2,556)	0	0	0
0	0	86	0	0	0
(35)	0	(2,975)	(3,078)	(71)	0

(130)	258	53,058	75,815	3,154	1,720
(403)	(174)	(71,449)	(47,216)	(3,254)	(1,164)

304	569	118,083	111,081	4,647	3,024
428	721	146,075	175,566	6,072	3,561

729	8	215,515	39,949	3,896	335
$1,157	$729	$361,590	$215,515	$9,968	$3,896
79	1	22,281	6,512	442	52
97	100	21,802	22,898	907	546
(67)	(22)	(9,383)	(7,129)	(402)	(156)
109	79	34,700	22,281	947	442

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	MFS Utilities Series — Initial Class		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio — Service Shares
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$1,916	$1,459	$(6)	$24
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	959	(82)	1,227	17
Net change in unrealized gain (loss) on investments	7,433	11,187	604	198
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,308	12,564	1,825	239
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,387	20,406	1,065	788
Policy loans	(683)	0	0	0
Policy loan repayments and interest	44	0	2	0
Surrenders, withdrawals and death benefits	(77)	(1,097)	0	0
Net transfers between other subaccounts or fixed rate option	9,376	19,713	2,502	1,158
Withdrawal and other charges	(13,510)	(8,490)	(1,408)	(517)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,537	30,532	2,161	1,429
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,845	43,096	3,986	1,668
NET ASSETS
Beginning of period	55,603	12,507	1,834	166
End of period	$86,448	$55,603	$5,820	$1,834
Beginning units	6,533	1,956	222	26
Units issued	4,223	5,933	1,618	268
Units redeemed	(1,823)	(1,356)	(1,267)	(72)
Ending units	8,933	6,533	573	222

*Date subaccount became available for investment
The accompanying notes are an integral part of these financial statements.
A37

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio		AST Schroders Multi-Asset World Strategies Portfolio		AST PIMCO Total Return Bond Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	12/4/2009* to 12/31/2009

$(3,257)	$(2,482)	$3	$0	$119,620	$(1,303)
0	0	0	0	134,382	0
8,877	(54,352)	124	0	17,845	(68)
185,912	460,572	784	0	280,041	(17,478)

191,532	403,738	911	0	551,888	(18,849)

246,063	229,675	11,181	0	1,103,602	68,785
(43,439)	(38,167)	0	0	(154,816)	(8,955)
8,456	5,280	0	0	15,969	810
(65,937)	(98,096)	0	0	(230,183)	(22,205)

(17,811)	41,649	8,806	0	129,831	7,266,204
(97,020)	(96,827)	(5,921)	0	(509,467)	(32,627)

30,312	43,514	14,066	0	354,936	7,272,012
221,844	447,252	14,977	0	906,824	7,253,163

1,211,647	764,395	0	0	7,253,163	0
$1,433,491	$1,211,647	$14,977	$0	$8,159,987	$7,253,163
126,113	121,701	0	0	729,796	0
31,739	38,104	1,508	0	130,566	738,083
(28,698)	(33,692)	(446)	0	(96,284)	(8,287)
129,154	126,113	1,062	0	764,078	729,796

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio		AST Aggressive Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009
OPERATIONS
Net investment income (loss)	$(16)	$0	$16,483	$(1,488)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	211	0	23,392	299
Net change in unrealized gain (loss) on investments	2,621	0	816,463	78,631
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,816	0	856,338	77,442
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,942	0	1,733,554	217,853
Policy loans	0	0	(148,703)	(6,559)
Policy loan repayments and interest	0	0	14,527	1,313
Surrenders, withdrawals and death benefits	0	0	(268,852)	(15,088)
Net transfers between other subaccounts or fixed rate option	16,798	0	40,012	5,312,263
Withdrawal and other charges	(8,913)	0	(810,463)	(100,210)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	30,827	0	560,075	5,409,572
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,643	0	1,416,413	5,487,014
NET ASSETS
Beginning of period	0	0	5,487,014	0
End of period	$33,643	$0	$6,903,427	$5,487,014
Beginning units	0	0	536,794	0
Units issued	3,117	0	174,509	548,748
Units redeemed	(681)	0	(120,968)	(11,954)
Ending units	2,436	0	590,335	536,794

*Date subaccount became available for investment
The accompanying notes are an integral part of these financial statements.
A39

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST First Trust Balanced Target Portfolio
01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$61,784	$(2,910)	$31,500	$(910)	$18	$0
0	0	0	0	0	0
29,576	534	11,056	119	65	0
1,116,354	73,701	245,097	9,751	255	0

1,207,714	71,325	287,653	8,960	338	0

2,552,505	330,616	555,111	50,081	4,829	0
(238,910)	(40,662)	(62,434)	(5,393)	0	0
99,527	5,084	5,511	479	0	0
(423,740)	(64,378)	(137,517)	(5,086)	0	0

195,166	9,206,880	33,681	2,678,822	1,942	0
(1,138,258)	(136,966)	(226,180)	(24,269)	(3,037)	0

1,046,290	9,300,574	168,172	2,694,634	3,734	0
2,254,004	9,371,899	455,825	2,703,594	4,072	0

9,371,899	0	2,703,594	0	0	0
$11,625,903	$9,371,899	$3,159,419	$2,703,594	$4,072	$0
925,278	0	269,701	0	0	0
274,411	954,235	63,204	273,987	515	0
(175,333)	(28,957)	(47,028)	(4,286)	(229)	0
1,024,356	925,278	285,877	269,701	286	0

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009
	SUBACCOUNTS
	AST First Trust Capital Appreciation Target Portfolio		AST Advanced Strategies Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$0	$0	$(5)	$0
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	116	0	204	0
Net change in unrealized gain (loss) on investments	468	0	2,653	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	584	0	2,852	0
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,834	0	18,315	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	18,717	0	15,710	0
Withdrawal and other charges	(3,999)	0	(6,973)	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,552	0	27,052	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	21,136	0	29,904	0
NET ASSETS
Beginning of period	0	0	0	0
End of period	$21,136	$0	$29,904	$0
Beginning units	0	0	0	0
Units issued	1,728	0	2,597	0
Units redeemed	(294)	0	(515)	0
Ending units	1,434	0	2,082	0

The accompanying notes are an integral part of these financial statements.
A41

SUBACCOUNTS (Continued)
AST CLS Growth Asset Allocation Portfolio		AST CLS Moderate Asset Allocation Portfolio		Dreyfus MidCap Stock Portfolio — Service Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$(22)	$0	$(25)	$0	$113	$86
0	0	0	0	0	0
615	0	140	0	1,447	113
2,823	0	2,266	0	1,938	3,838

3,416	0	2,381	0	3,498	4,037

37,020	0	16,318	0	799	1,302
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

16,905	0	23,458	0	(1,097)	7,689
(18,600)	0	(5,367)	0	(990)	(425)

35,325	0	34,409	0	(1,288)	8,566
38,741	0	36,790	0	2,210	12,603

0	0	0	0	12,603	0
$38,741	$0	$36,790	$0	$14,813	$12,603
0	0	0	0	1,532	0
4,085	0	3,121	0	341	1,621
(1,392)	0	(416)	0	(453)	(89)
2,693	0	2,705	0	1,420	1,532

The accompanying notes are an integral part of these financial statements.
A42

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
December 31, 2010
Note 1: General
Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), effective November 10, 1999 Pruco Life of New Jersey PruSelect III (“PSEL III”), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier (“VUL”), effective December 15, 2003 Pruco Life of New Jersey MPremier VUL (“MPVUL”), effective May 17, 2004 Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) and effective July 20, 2009 Pruco Life of New Jersey Variable Universal Life Protector (“VULP”) contracts are invested in the Account.
The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. There are seventy-seven subaccounts within the Account, of which seventy had activity during 2010. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced
   Portfolio
High Yield Bond Portfolio
Stock Index Portfolio
Value Portfolio
Natural Resources Portfolio
Global Portfolio
Government Income Portfolio
Jennison Portfolio
Small Capitalization Stock
   Portfolio
SP Davis Value Portfolio
SP Small Cap Value Portfolio
SP Strategic Partners Focused
   Growth Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging
   Growth Portfolio
SP Growth Asset Allocation
   Portfolio
SP International Growth
   Portfolio
SP International Value Portfolio
Jennison 20/20 Focus Portfolio

Advanced Series Trust
AST Cohen & Steers Realty
   Portfolio
AST J.P. Morgan Strategic
   Opportunities Portfolio
AST Neuberger Berman
   Small-Cap Growth Portfolio
AST Federated Aggressive
   Growth Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap
   Growth Portfolio
AST Marsico Capital Growth
   Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman
   Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity
   Bond Portfolio
AST T.Rowe Price Natural
   Resources Portfolio
AST MFS Global Equity
   Portfolio
AST JPMorgan International
   Equity Portfolio
AST T.Rowe Price Global Bond
   Portfolio
AST Value Portfolio
AST Large-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST T. Rowe Price Large-Cap
   Growth Portfolio
AST Aggressive Asset
   Allocation Portfolio

AST Balanced Asset Allocation
   Portfolio
AST Preservation Asset
   Allocation Portfolio
AST First Trust Balanced
   Target Portfolio
AST First Trust Capital
   Appreciation Target Portfolio
AST Advanced Strategies
   Portfolio
AST CLS Growth Asset
   Allocation Portfolio
AST CLS Moderate Asset
   Allocation Portfolio
AST Schroders Multi Asset
   World Strategies Portfolio
AST PIMCO Total Return Bond
   Portfolio
AST T. Rowe Price Asset
   Allocation Portfolio
Invesco Variable Insurance
Technology Fund
Utilities Fund
American Century Variable
Portfolios
VP Value Fund
VP Mid Cap Value Fund —
   Class 1 Shares
VP Income & Growth Fund

A43

Note 1: General (Continued)

Dreyfus Funds
The Socially Responsible
Growth Fund —
   Service Shares
MidCap Stock Portfolio —
   Initial Shares
Opportunistic Small Cap
   Portfolio
MidCap Stock Portfolio —
   Service Shares
Franklin Templeton Funds
Small-Mid Cap Growth
   Securities Fund
Goldman Sachs Funds
Structured Small Cap Equity
   Fund

Janus Aspen Series
Janus Portfolio — Service
Shares

Overseas Portfolio — Service
   Shares
Janus Portfolio — Institutional
   Shares
Balanced Portfolio — Service
   Shares
Enterprise Portfolio — Service
   Shares
M Financial Funds
International Equity
   Fund
Business Opportunity Value
   Fund
Frontier Capital Appreciation
   Fund
M Large Cap Growth Fund

MFS Variable Insurance Trust
VIT Utilities Series — Initial
   Class
VIT Growth Series — Initial
   Class
Oppenheimer Funds
Small — & Mid-Cap Growth
Fund/ VA Service Shares
T. Rowe Price
   International Stock Portfolio
JP Morgan
Insurance Trust Intrepid
Mid Cap Portfolio — Class 1
   Shares
Neuberger Berman Adviser’s
Management Trust
Socially Responsive
   Portfolio — Service Shares

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.
At December 31, 2010 and 2009 there were no balances or transactions for the periods then ended pertaining to the Janus Aspen Enterprise Portfolio — Service Shares, Janus Aspen Balanced Portfolio — Service Shares, Dreyfus MidCap Stock Portfolio — Initial Shares, Dreyfus Opportunistic Small Cap Portfolio, Invesco V.I. Utilities Fund, Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares, American Century VP Income & Growth Fund.
The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010 as net transfers between subaccounts. The transfers occurred as follows:
April 30, 2010	Removed Portfolio	Surviving Portfolio
	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio
Shares	667,594	1,108,880
Value	$5.00	$7.00
Net assets before merger	$3,337,969	$4,424,191
Net assets after merger	$0	$7,762,160

	Prudential SP Davis Value Portfolio	Prudential Value Portfolio
Shares	618,999	1,362,684
Value	$9.15	$16.19
Net assets before merger	$5,663,843	$16,398,012
Net assets after merger	$0	$22,061,855

A44

Note 1: General (Continued)
	Removed Portfolio	Surviving Portfolio
	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential Jennison Portfolio
Shares	88,878	1,412,019
Value	$6.88	$21.65
Net assets before merger	$611,479	$29,958,738
Net assets after merger	$0	$30,570,217

Note 2: Significant Accounting Policies
The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.
Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.
Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.
Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.
Note 3: Fair Value
The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 — Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2 — Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.
A45

Note 3: Fair Value (Continued)
Level 3 — Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.
The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.
	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Proprietary Funds (AST & PruSeries)	$0	$2,007,059,629	$0	$2,007,059,629
Goldman Sachs Structured Small Cap Equity Fund	$0	$45,336	$0	$45,336
The Dreyfus Socially Responsible Growth Fund — Service Shares	$0	$1,157	$0	$1,157
Dreyfus MidCap Stock Portfolio — Service Shares	$0	$14,813	$0	$14,813
Janus Aspen Overseas Portfolio — Service Shares	$0	$218,625	$0	$218,625
Janus Aspen Janus Portfolio — Service Shares	$0	$923,094	$0	$923,094
Janus Aspen Janus Portfolio — Institutional Shares	$0	$369,262	$0	$369,262
M International Equity Fund	$0	$27,776	$0	$27,776
M Capital Appreciation Fund	$0	$20,619 $125,434	$0	$20,619
M Business Opportunity Value Fund	$0	$32,572	$0	$32,572
M Large Cap Growth Fund	$0	$26,792	$0	$26,792
Invesco V.I. Technology Fund	$0	$46,226	$0	$46,226

During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.
As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.
Note 4: Taxes
Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
A46

Note 5: Purchases and Sales of Investments
The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:
	Purchases	Sales
Prudential Money Market Portfolio	$35,402,395	$(23,801,655)
Prudential Diversified Bond Portfolio	$86,583,402	$(9,166,480)
Prudential Equity Portfolio	$1,168,300	$(6,943,547)
Prudential Flexible Managed Portfolio	$764,879	$(9,787,571)
Prudential Conservative Balanced Portfolio	$724,896	$(5,026,729)
Prudential High Yield Bond Portfolio	$704,110	$(10,737,330)
Prudential Stock Index Portfolio	$2,480,181	$(3,734,421)
Prudential Value Portfolio	$6,262,939	$(1,303,893)
Prudential Natural Resources Portfolio	$1,197,951	$(15,695,778)
Prudential Global Portfolio	$710,485	$(914,992)
Prudential Government Income Portfolio	$281,880	$(486,512)
Prudential Jennison Portfolio	$10,257,482	$(9,190,191)
Prudential Small Capitalization Stock Portfolio	$9,079,409	$(8,315,186)
T. Rowe Price International Stock Portfolio	$2,866	$(226,232)
Janus Aspen Janus Portfolio — Institutional Shares	$23,203	$(9,184)
MFS VIT Growth Series — Initial Class	$7,706	$(1,037)
American Century VP Value Fund	$10,373	$(22,870)
Franklin Small-Mid Cap Growth Securities Fund	$25,078	$(28,268)
Prudential SP Davis Value Portfolio	$200,052	$(5,742,674)
Prudential SP Small Cap Value Portfolio	$753,445	$(606,156)
Janus Aspen Janus Portfolio — Service Shares	$106,620	$(91,248)
Prudential SP Strategic Partners Focused Growth Portfolio	$51,893	$(633,758)
Prudential SP Mid Cap Growth Portfolio	$155,651	$(3,408,780)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$4,089,818	$(1,010,576)
Prudential SP Growth Asset Allocation Portfolio	$3,898,476	$(2,968,165)
Prudential SP International Growth Portfolio	$378,215	$(295,638)
Prudential SP International Value Portfolio	$434,554	$(260,972)
Janus Aspen Overseas Portfolio — Service Shares	$107,971	$(116,646)
Goldman Sachs Structured Small Cap Equity Fund	$4,495	$(892)
Invesco V.I. Technology Fund	$25	$(3,955)
M Large Cap Growth	$13,660	$(7,787)
M International Equity Fund	$15,088	$(8,511)
M Business Opportunity Value Fund	$17,673	$(9,138)
AST Cohen & Steers Realty Portfolio	$68,426	$(36,139)
AST J.P. Morgan Strategic Opportunities Portfolio	$38,134	$(15,420)
AST Value Portfolio	$69,286	$27,747
AST Neuberger Berman Small-Cap Growth Portfolio	$35,739	$(25,729)
A47

Note 5: Purchases and Sales of Investments (Continued)
	Purchases	Sales
AST Federated Aggressive Growth Portfolio	$28,031	$(11,594)
AST Small-Cap Value Portfolio	$73,696	$(41,389)
AST Goldman Sachs Mid-Cap Growth Portfolio	$98,754	$(91,658)
AST Marsico Capital Growth Portfolio	$223,047	$(106,798)
AST MFS Growth Portfolio	$57,342	$(19,221)
AST Neuberger Berman Mid-Cap Growth Portfolio	$0	$(4,475)
AST PIMCO Limited Maturity Bond Portfolio	$26,104	$(13,185)
AST T. Rowe Price Natural Resources Portfolio	$193,650	$(106,755)
AST MFS Global Equity Portfolio	$20,928	$(15,174)
AST JPMorgan International Equity Portfolio	$123,857	$(96,565)
AST T. Rowe Price Global Bond Portfolio	$37,559	$(17,046)
M Capital Appreciation Fund	$9,775	$(7,417)
American Century VP Mid Cap Value Fund — Class 1 Shares	$15,990	$(5,717)
AST Large-Cap Value Portfolio	$372,019	$(281,948)
AST Small-Cap Growth Portfolio	$270,397	$(176,087)
The Dreyfus Socially Responsible Growth Fund — Service Shares	$849	$(546)
Prudential Jennison 20/20 Focus Portfolio	$166,710	$(48,905)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio — Class 1 Shares	$8,540	$(3,900)
MFS VIT Utilities Series — Initial Class	$30,508	$10,040
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio — Service Shares	$13,894	$(11,742)
AST T. Rowe Price Large-Cap Growth Portfolio	$218,859	$(191,803)
AST Schroders Multi-Asset World Strategies Portfolio	$17,144	$(3,087)
AST PIMCO Total Return Bond Portfolio	$913,009	$(577,560)
AST T. Rowe Price Asset Allocation Portfolio	$34,737	$(3,938)
AST Aggressive Asset Allocation Portfolio	$1,251,308	$(703,361)
AST Balanced Asset Allocation Portfolio	$1,924,934	$(902,599)
AST Preservation Asset Allocation Portfolio	$504,890	$(345,426)
AST First Trust Balanced Target Portfolio	$5,385	$(1,653)
AST First Trust Capital Appreciation Target Portfolio	$22,774	$(2,228)
AST Advanced Strategies Portfolio	$31,010	$(3,986)
AST CLS Growth Asset Allocation Portfolio	$46,799	$(11,501)
AST CLS Moderate Asset Allocation Portfolio	$38,190	$(3,809)
Dreyfus MidCap Stock Portfolio — Service Shares	$2,642	$(3,944)

A48

Note 6: Related Party Transactions
PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.
The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.
Note 7: Financial Highlights
The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding during the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Money Market Portfolio
December 31, 2010	158,507	$1.16879	to	$11.79799	$224,168	0.03%	0.00%	to	0.90%	–0.89%	to	0.04%
December 31, 2009	153,277	$1.16919	to	$11.79333	$212,493	0.41%	0.00%	to	0.90%	–0.50%	to	0.40%
December 31, 2008	171,823	$1.16584	to	$11.74670	$237,470	2.57%	0.00%	to	0.90%	1.71%	to	2.65%
December 31, 2007	149,741	$1.13677	to	$11.44374	$202,726	4.93%	0.00%	to	0.90%	4.14%	to	5.06%
December 31, 2006	111,117	$1.08287	to	$10.89271	$139,285	4.68%	0.00%	to	0.90%	3.83%	to	4.75%
A49

Note 7: Financial Highlights (Continued)
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Diversified Bond Portfolio
December 31, 2010	196,380	$1.56925	to	$15.62673	$417,028	4.24%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	156,799	$1.42063	to	$14.13312	$304,750	4.81%	0.00%	to	0.90%	19.43%	to	20.51%
December 31, 2008	113,905	$1.17995	to	$11.72770	$187,945	5.30%	0.00%	to	0.90%	–4.31%	to	–3.46%
December 31, 2007	62,812	$1.22341	to	$12.14763	$113,767	5.77%	0.00%	to	0.90%	4.76%	to	5.71%
December 31, 2006	8,847	$1.15836	to	$4.45385	$29,326	4.87%	0.10%	to	0.90%	4.06%	to	4.90%
	Prudential Equity Portfolio
December 31, 2010	20,307	$1.27159	to	$10.28701	$154,186	0.78%	0.10%	to	0.90%	10.91%	to	11.79%
December 31, 2009	20,642	$1.14646	to	$9.24053	$143,537	1.59%	0.10%	to	0.90%	36.95%	to	38.04%
December 31, 2008	21,332	$0.83715	to	$6.72228	$110,438	1.44%	0.10%	to	0.90%	–38.71%	to	–38.22%
December 31, 2007	21,368	$1.36594	to	$10.93551	$183,818	1.07%	0.10%	to	0.90%	8.34%	to	9.21%
December 31, 2006	21,524	$1.26076	to	$10.06310	$174,312	1.11%	0.10%	to	0.90%	11.57%	to	12.45%
	Prudential Flexible Managed Portfolio
December 31, 2010	34,701	$1.28426	to	$13.69306	$225,640	2.24%	0.25%	to	0.90%	11.03%	to	11.76%
December 31, 2009	35,987	$1.15666	to	$6.12740	$210,128	3.48%	0.60%	to	0.90%	18.88%	to	19.51%
December 31, 2008	37,733	$0.97293	to	$5.12702	$184,608	2.96%	0.41%	to	0.90%	–25.49%	to	–25.09%
December 31, 2007	38,685	$1.30579	to	$6.84455	$252,941	2.38%	0.60%	to	0.90%	5.41%	to	5.96%
December 31, 2006	39,879	$1.23882	to	$6.45962	$246,656	1.96%	0.60%	to	0.90%	11.17%	to	11.75%
	Prudential Conservative Balanced Portfolio
December 31, 2010	20,849	$1.33292	to	$13.46019	$112,728	2.44%	0.25%	to	0.90%	10.75%	to	11.46%
December 31, 2009	21,547	$1.20355	to	$5.17076	$104,992	3.76%	0.60%	to	0.90%	18.94%	to	19.52%
December 31, 2008	22,423	$1.01188	to	$4.32625	$91,548	3.43%	0.46%	to	0.90%	–22.11%	to	–21.72%
December 31, 2007	22,966	$1.29912	to	$5.52698	$119,720	2.97%	0.60%	to	0.90%	5.17%	to	5.68%
December 31, 2006	23,625	$1.23522	to	$5.22999	$116,736	2.52%	0.60%	to	0.90%	9.45%	to	9.97%
	Prudential High Yield Bond Portfolio
December 31, 2010	237,118	$1.71027	to	$16.99325	$657,519	8.39%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	239,747	$1.50083	to	$14.89993	$585,927	9.45%	0.00%	to	0.90%	45.85%	to	47.16%
December 31, 2008	241,400	$1.02083	to	$10.12490	$402,679	8.74%	0.00%	to	0.90%	–22.97%	to	–22.28%
December 31, 2007	244,578	$1.31459	to	$13.02717	$525,914	7.13%	0.00%	to	0.90%	1.69%	to	2.62%
December 31, 2006	246,405	$1.28200	to	$3.48462	$518,397	7.86%	0.10%	to	0.90%	9.30%	to	10.17%
	Prudential Stock Index Portfolio
December 31, 2010	15,319	$0.94652	to	$13.22764	$35,229	1.77%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	15,516	$0.83357	to	$11.54386	$31,878	3.24%	0.00%	to	0.90%	24.94%	to	26.07%
December 31, 2008	29,168	$0.66717	to	$9.15654	$35,974	2.24%	0.00%	to	0.90%	–37.51%	to	–36.94%
December 31, 2007	28,496	$1.06764	to	$14.52015	$57,412	1.32%	0.00%	to	0.90%	4.16%	to	5.10%
December 31, 2006	36,649	$1.02498	to	$6.33248	$74,197	1.61%	0.10%	to	0.90%	14.52%	to	15.43%
	Prudential Value Portfolio
December 31, 2010	3,357	$1.66848	to	$10.45158	$22,981	0.93%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	2,441	$1.47859	to	$6.90022	$15,590	2.05%	0.20%	to	0.90%	40.66%	to	41.65%
December 31, 2008	2,510	$1.05115	to	$4.89092	$11,449	1.85%	0.20%	to	0.90%	–42.81%	to	–42.41%
December 31, 2007	2,605	$1.83802	to	$8.52643	$20,885	1.22%	0.20%	to	0.90%	2.26%	to	2.98%
December 31, 2006	3,296	$1.79732	to	$8.31279	$25,804	1.61%	0.20%	to	0.90%	18.87%	to	19.70%
	Prudential Natural Resources Portfolio
December 31, 2010	1,151	$9.95074	to	$22.67617	$25,772	0.41%	0.10%	to	0.60%	27.22%	to	27.86%
December 31, 2009	1,970	$7.78270	to	$17.82405	$34,968	0.77%	0.10%	to	0.60%	76.05%	to	76.93%
December 31, 2008	1,229	$4.39882	to	$10.12452	$12,394	0.78%	0.10%	to	0.60%	–55.21%	to	–53.28%
December 31, 2007	1,347	$21.67220	to	$21.67220	$29,199	0.64%	0.60%	to	0.60%	47.41%	to	47.41%
December 31, 2006	1,348	$14.70238	to	$14.70238	$19,820	1.85%	0.60%	to	0.60%	21.47%	to	21.47%
A50

Note 7: Financial Highlights (Continued)
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Global Portfolio
December 31, 2010	5,998	$0.89473	to	$2.34543	$11,640	1.56%	0.10%	to	0.90%	11.74%	to	12.63%
December 31, 2009	6,043	$0.80076	to	$2.09283	$10,547	2.91%	0.10%	to	0.90%	30.22%	to	31.28%
December 31, 2008	5,944	$0.61494	to	$1.60237	$8,090	1.80%	0.10%	to	0.90%	–43.43%	to	–42.98%
December 31, 2007	5,755	$1.08699	to	$2.82411	$14,080	0.92%	0.10%	to	0.90%	9.48%	to	10.36%
December 31, 2006	7,308	$0.99282	to	$2.57168	$17,006	0.70%	0.10%	to	0.90%	18.59%	to	19.56%
	Prudential Government Income Portfolio
December 31, 2010	919	$3.79159	to	$3.79159	$3,486	2.86%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	971	$3.56518	to	$3.56518	$3,461	3.09%	0.60%	to	0.60%	7.07%	to	7.07%
December 31, 2008	1,017	$3.32980	to	$3.32980	$3,385	4.01%	0.60%	to	0.60%	3.68%	to	3.68%
December 31, 2007	890	$3.21159	to	$3.21159	$2,859	4.43%	0.60%	to	0.60%	5.06%	to	5.06%
December 31, 2006	964	$3.05682	to	$3.05682	$2,946	4.86%	0.60%	to	0.60%	3.12%	to	3.12%
	Prudential Jennison Portfolio
December 31, 2010	11,844	$0.77289	to	$2.94659	$23,299	0.55%	0.10%	to	0.90%	10.95%	to	11.86%
December 31, 2009	11,373	$0.69663	to	$2.64776	$20,819	0.67%	0.10%	to	0.90%	41.76%	to	42.89%
December 31, 2008	11,181	$0.49141	to	$1.86228	$14,763	0.52%	0.10%	to	0.90%	–37.84%	to	–37.34%
December 31, 2007	10,785	$0.79060	to	$14.79607	$23,354	0.30%	0.00%	to	0.90%	11.00%	to	12.00%
December 31, 2006	10,698	$0.71228	to	$13.21079	$21,399	0.27%	0.00%	to	0.90%	0.89%	to	1.79%
	Prudential Small Capitalization Stock Portfolio
December 31, 2010	2,397	$4.16370	to	$11.25987	$10,015	1.29%	0.10%	to	0.60%	25.18%	to	25.80%
December 31, 2009	2,478	$3.32627	to	$8.95041	$8,258	1.85%	0.10%	to	0.60%	24.44%	to	25.06%
December 31, 2008	2,630	$2.67299	to	$7.15698	$7,033	1.15%	0.10%	to	0.60%	–31.45%	to	–29.63%
December 31, 2007	2,777	$3.89928	to	$3.89928	$10,830	0.47%	0.60%	to	0.60%	–1.13%	to	–1.13%
December 31, 2006	4,045	$3.94365	to	$3.94365	$15,952	0.78%	0.60%	to	0.60%	13.99%	to	13.99%
	T. Rowe Price International Stock Portfolio
December 31, 2010	163	$1.04924	to	$1.25041	$179	0.63%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	409	$0.92493	to	$1.09461	$385	2.96%	0.20%	to	0.90%	51.03%	to	52.08%
December 31, 2008	386	$0.61243	to	$0.71978	$241	2.30%	0.20%	to	0.90%	–49.16%	to	–48.80%
December 31, 2007	343	$1.20458	to	$1.40589	$422	1.49%	0.20%	to	0.90%	12.02%	to	12.81%
December 31, 2006	245	$1.07531	to	$1.24626	$272	1.16%	0.20%	to	0.90%	18.01%	to	18.87%
	Janus Aspen Janus Portfolio — Institutional Shares
December 31, 2010	485	$0.73375	to	$0.90992	$369	1.10%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	461	$0.64654	to	$0.79610	$308	0.55%	0.20%	to	0.90%	35.14%	to	36.12%
December 31, 2008	429	$0.47843	to	$0.58487	$212	0.76%	0.20%	to	0.90%	–40.24%	to	–39.84%
December 31, 2007	398	$0.80064	to	$0.97223	$328	0.74%	0.20%	to	0.90%	14.06%	to	14.87%
December 31, 2006	374	$0.70196	to	$0.84641	$270	0.44%	0.20%	to	0.90%	10.38%	to	11.17%
	MFS Growth Series — Initial Class
December 31, 2010	131	$0.69580	to	$0.69580	$91	0.11%	0.90%	to	0.90%	14.30%	to	14.30%
December 31, 2009	120	$0.60874	to	$0.60874	$73	0.30%	0.90%	to	0.90%	36.47%	to	36.47%
December 31, 2008	110	$0.44607	to	$0.44607	$49	0.23%	0.90%	to	0.90%	–37.97%	to	–37.97%
December 31, 2007	90	$0.71912	to	$0.71912	$65	0.00%	0.90%	to	0.90%	20.08%	to	20.08%
December 31, 2006	80	$0.59884	to	$0.59884	$48	0.00%	0.90%	to	0.90%	6.94%	to	6.94%
	American Century VP Value Fund
December 31, 2010	134	$1.87920	to	$1.87920	$252	2.21%	0.90%	to	0.90%	12.41%	to	12.41%
December 31, 2009	141	$1.67168	to	$1.67168	$236	5.48%	0.90%	to	0.90%	18.79%	to	18.79%
December 31, 2008	128	$1.40721	to	$1.40721	$180	2.31%	0.90%	to	0.90%	–27.43%	to	–27.43%
December 31, 2007	112	$1.93919	to	$1.93919	$217	1.50%	0.90%	to	0.90%	–5.99%	to	–5.99%
December 31, 2006	102	$2.06277	to	$2.06277	$210	1.40%	0.90%	to	0.90%	17.60%	to	17.60%
A51

Note 7: Financial Highlights (Continued)
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Franklin Small-Mid Cap Growth Securities Fund
December 31, 2010	271	$0.96110	to	$1.00543	$263	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	274	$0.75991	to	$0.78940	$209	0.00%	0.20%	to	0.90%	42.30%	to	43.27%
December 31, 2008	255	$0.53401	to	$0.55099	$137	0.00%	0.20%	to	0.90%	–43.00%	to	–42.61%
December 31, 2007	225	$0.93693	to	$0.96014	$213	0.00%	0.20%	to	0.90%	10.25%	to	11.02%
December 31, 2006	205	$0.84981	to	$0.86481	$176	0.00%	0.20%	to	0.90%	7.72%	to	8.46%
	Prudential SP Davis Value Portfolio (Expired April 30. 2010)
December 31, 2010	0	$1.21106	to	$12.74908	$0	0.00%	0.00%	to	0.90%	5.11%	to	5.42%
December 31, 2009	4,480	$1.15218	to	$12.09417	$5,257	1.60%	0.00%	to	0.90%	30.09%	to	31.27%
December 31, 2008	4,202	$0.88155	to	$9.21351	$3,812	1.47%	0.00%	to	0.90%	–40.42%	to	–39.88%
December 31, 2007	3,542	$1.46785	to	$15.32495	$5,349	0.85%	0.00%	to	0.90%	3.65%	to	4.58%
December 31, 2006	3,229	$1.40487	to	$14.65332	$4,658	0.75%	0.00%	to	0.90%	14.00%	to	15.02%
	Prudential SP Small Cap Value Portfolio
December 31, 2010	4,028	$1.62854	to	$15.92112	$7,248	0.63%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	3,921	$1.29106	to	$12.60902	$5,604	1.49%	0.00%	to	0.90%	29.63%	to	30.80%
December 31, 2008	3,714	$0.98795	to	$9.63974	$4,089	1.09%	0.00%	to	0.90%	–31.12%	to	–30.50%
December 31, 2007	3,284	$1.42297	to	$13.87037	$5,232	0.80%	0.00%	to	0.90%	–4.49%	to	–3.63%
December 31, 2006	2,962	$1.47770	to	$14.39211	$4,925	0.48%	0.00%	to	0.90%	13.58%	to	14.60%
	Janus Aspen Janus Portfolio — Service Shares
December 31, 2010	853	$1.08200	to	$1.08200	$923	0.38%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	836	$0.94948	to	$0.94948	$793	0.39%	0.25%	to	0.25%	35.67%	to	35.67%
December 31, 2008	829	$0.69982	to	$0.69982	$580	0.60%	0.25%	to	0.25%	–40.02%	to	–40.02%
December 31, 2007	719	$1.16670	to	$1.16670	$839	0.60%	0.25%	to	0.25%	14.52%	to	14.52%
December 31, 2006	662	$1.01876	to	$1.01876	$674	0.29%	0.25%	to	0.25%	10.86%	to	10.86%
	Prudential SP Strategic Partners Focused Growth Portfolio (Expired April 30, 2010)
December 31, 2010	0	$1.04476	to	$1.31830	$0	0.00%	0.10%	to	0.90%	–0.45%	to	–0.18%
December 31, 2009	512	$1.04943	to	$1.32065	$581	0.00%	0.10%	to	0.90%	42.87%	to	43.99%
December 31, 2008	483	$0.73453	to	$0.91719	$380	0.00%	0.10%	to	0.90%	–38.97%	to	–38.48%
December 31, 2007	385	$1.20358	to	$1.49088	$492	0.00%	0.10%	to	0.90%	14.21%	to	15.14%
December 31, 2006	410	$1.05384	to	$1.29489	$450	0.00%	0.10%	to	0.90%	–1.55%	to	–0.75%
	Prudential SP Mid Cap Growth Portfolio (Expired April 30, 2010)
December 31, 2010	0	$0.77462	to	$12.39485	$0	0.00%	0.00%	to	0.90%	10.54%	to	10.86%
December 31, 2009	3,838	$0.69923	to	$11.18013	$2,934	0.00%	0.00%	to	0.90%	30.35%	to	31.49%
December 31, 2008	3,666	$0.53307	to	$8.50283	$2,153	0.00%	0.00%	to	0.90%	–43.08%	to	–42.56%
December 31, 2007	3,135	$0.93041	to	$14.80357	$3,198	0.24%	0.00%	to	0.90%	15.16%	to	16.21%
December 31, 2006	2,962	$0.80266	to	$12.73876	$2,564	0.00%	0.00%	to	0.90%	–2.81%	to	–1.94%
	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2010	4,760	$1.64508	to	$20.34034	$8,284	0.42%	0.00%	to	0.90%	19.35%	to	20.43%
December 31, 2009	2,809	$1.37832	to	$16.88951	$4,051	0.73%	0.00%	to	0.90%	40.63%	to	41.89%
December 31, 2008	2,876	$0.98012	to	$11.90349	$2,934	0.30%	0.00%	to	0.90%	–36.80%	to	–36.23%
December 31, 2007	2,541	$1.55088	to	$18.66589	$4,069	0.34%	0.00%	to	0.90%	15.76%	to	16.82%
December 31, 2006	2,382	$1.33323	to	$1.52313	$3,251	0.00%	0.10%	to	0.90%	8.61%	to	9.48%
	Prudential SP Growth Asset Allocation Portfolio
December 31, 2010	16,215	$1.31357	to	$14.58092	$22,820	1.95%	0.10%	to	0.90%	12.88%	to	13.79%
December 31, 2009	15,542	$1.16365	to	$1.31537	$19,144	2.14%	0.10%	to	0.90%	25.09%	to	26.09%
December 31, 2008	13,956	$0.93022	to	$1.04431	$13,645	1.69%	0.10%	to	0.90%	–36.93%	to	–36.42%
December 31, 2007	11,908	$1.47484	to	$1.64426	$18,326	1.64%	0.10%	to	0.90%	8.26%	to	9.12%
December 31, 2006	10,114	$1.36237	to	$1.50850	$14,257	1.66%	0.10%	to	0.90%	11.89%	to	12.77%
A52

Note 7: Financial Highlights (Continued)
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP International Growth Portfolio
December 31, 2010	1,719	$1.36526	to	$1.58849	$2,523	1.53%	0.10%	to	0.90%	12.99%	to	13.89%
December 31, 2009	1,655	$1.20832	to	$1.39474	$2,134	2.17%	0.10%	to	0.90%	35.93%	to	37.03%
December 31, 2008	1,420	$0.88890	to	$1.01783	$1,334	1.66%	0.10%	to	0.90%	–50.74%	to	–50.34%
December 31, 2007	1,080	$1.80456	to	$2.04979	$2,048	0.73%	0.10%	to	0.90%	18.48%	to	19.42%
December 31, 2006	934	$1.52315	to	$1.71641	$1,475	1.74%	0.10%	to	0.90%	19.98%	to	20.93%
	Prudential SP International Value Portfolio
December 31, 2010	2,099	$1.42208	to	$1.70612	$3,116	2.16%	0.10%	to	0.90%	9.82%	to	10.71%
December 31, 2009	1,974	$1.28655	to	$1.54278	$2,642	3.10%	0.10%	to	0.90%	31.18%	to	32.22%
December 31, 2008	1,897	$0.97450	to	$1.16806	$1,917	2.78%	0.10%	to	0.90%	–44.56%	to	–44.12%
December 31, 2007	1,633	$1.74645	to	$2.09237	$2,935	2.28%	0.10%	to	0.90%	17.03%	to	17.97%
December 31, 2006	1,318	$1.48271	to	$1.77550	$2,002	1.35%	0.10%	to	0.90%	27.95%	to	28.98%
	Janus Aspen Overseas Portfolio — Service Shares
December 31, 2010	21	$10.50986	to	$10.50986	$219	0.52%	0.10%	to	0.10%	24.89%	to	24.89%
December 31, 2009	22	$8.41521	to	$8.41521	$184	0.50%	0.10%	to	0.10%	78.90%	to	78.90%
December 31, 2008	4	$4.70399	to	$4.70399	$19	0.74%	0.10%	to	0.10%	–53.25%	to	–53.25%
December 31, 2007	0	$1.98444	to	$1.98444	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2006	0	$1.55321	to	$1.55321	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2010	29	$1.57742	to	$1.57742	$45	0.61%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	26	$1.21475	to	$1.21475	$32	1.33%	0.20%	to	0.20%	27.42%	to	27.42%
December 31, 2008	22	$0.95338	to	$0.95338	$21	0.74%	0.20%	to	0.20%	–34.16%	to	–34.16%
December 31, 2007	19	$1.44802	to	$1.44802	$27	0.41%	0.20%	to	0.20%	–16.65%	to	–16.65%
December 31, 2006	17	$1.73735	to	$1.73735	$29	0.71%	0.20%	to	0.20%	12.05%	to	12.05%
	Invesco V.I. Technology Fund
December 31, 2010	131	$0.35191	to	$0.35191	$46	0.00%	0.20%	to	0.20%	21.18%	to	21.18%
December 31, 2009	144	$0.29040	to	$0.29040	$42	0.00%	0.20%	to	0.20%	57.11%	to	57.11%
December 31, 2008	159	$0.18484	to	$0.18484	$29	0.00%	0.20%	to	0.20%	–44.62%	to	–44.62%
December 31, 2007	171	$0.33374	to	$0.33374	$57	0.00%	0.20%	to	0.20%	7.47%	to	7.47%
December 31, 2006	180	$0.31056	to	$0.31056	$56	0.00%	0.20%	to	0.20%	10.24%	to	10.24%
	M Large Cap Growth Fund
December 31, 2010	2	$15.02620	to	$15.02620	$27	0.41%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	1	$12.21001	to	$12.21001	$16	0.93%	0.00%	to	0.00%	37.40%	to	37.40%
December 31, 2008	9	$8.88618	to	$8.88618	$76	0.02%	0.00%	to	0.00%	–48.97%	to	–48.97%
December 31, 2007	6	$17.41443	to	$17.41443	$106	0.47%	0.00%	to	0.00%	22.43%	to	22.43%
December 31, 2006	4	$14.22394	to	$14.22394	$53	0.84%	0.00%	to	0.00%	8.52%	to	8.52%
	M International Equity Fund
December 31, 2010	2	$15.52304	to	$15.52304	$28	3.56%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	1	$14.83943	to	$14.83943	$19	0.76%	0.00%	to	0.00%	25.28%	to	25.28%
December 31, 2008	5	$11.84498	to	$11.84498	$64	4.33%	0.00%	to	0.00%	–39.84%	to	–39.84%
December 31, 2007	4	$19.69030	to	$19.69030	$74	2.56%	0.00%	to	0.00%	8.01%	to	8.01%
December 31, 2006	2	$18.23050	to	$18.23050	$41	1.89%	0.00%	to	0.00%	26.78%	to	26.78%
	M Business Opportunity Value Fund
December 31, 2010	2	$14.75415	to	$14.75415	$33	0.83%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	2	$13.50201	to	$13.50201	$21	1.11%	0.00%	to	0.00%	24.58%	to	24.58%
December 31, 2008	1	$10.83791	to	$10.83791	$13	0.04%	0.00%	to	0.00%	–34.48%	to	–34.48%
December 31, 2007	1	$16.54237	to	$16.54237	$14	1.10%	0.00%	to	0.00%	5.44%	to	5.44%
December 31, 2006	0	$15.68894	to	$15.68894	$4	0.58%	0.00%	to	0.00%	13.89%	to	13.89%
A53

Note 7: Financial Highlights (Continued)
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	AST Cohen & Steers Realty Portfolio
December 31, 2010	15	$13.07588	to	$13.07588	$199	1.68%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	12	$10.17113	to	$10.17113	$127	2.65%	0.10%	to	0.10%	31.80%	to	31.80%
December 31, 2008	8	$7.71717	to	$7.71717	$58	4.13%	0.10%	to	0.10%	–35.11%	to	–35.11%
December 31, 2007	4	$11.89316	to	$11.89316	$53	5.73%	0.10%	to	0.10%	–20.02%	to	–20.02%
December 31, 2006	2	$14.86960	to	$14.86960	$33	0.53%	0.10%	to	0.10%	36.60%	to	36.60%
	AST JPMorgan Strategic Opportunities Portfolio
December 31, 2010	6	$12.74838	to	$12.95649	$80	0.42%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	4	$11.89089	to	$11.89089	$52	0.88%	0.10%	to	0.10%	21.90%	to	21.90%
December 31, 2008	3	$9.75476	to	$9.75476	$32	0.22%	0.10%	to	0.10%	–17.70%	to	–17.70%
December 31, 2007	1	$11.85230	to	$11.85230	$9	0.91%	0.10%	to	0.10%	1.84%	to	1.84%
December 31, 2006	0	$11.63805	to	$11.63805	$5	2.52%	0.10%	to	0.10%	11.03%	to	11.03%
	AST Value Portfolio
December 31, 2010	20	$10.95106	to	$10.95106	$223	1.49%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	16	$9.74919	to	$9.74919	$158	0.88%	0.10%	to	0.10%	18.14%	to	18.14%
December 31, 2008	10	$8.25207	to	$8.25207	$85	2.29%	0.10%	to	0.10%	–37.36%	to	–37.36%
December 31, 2007	5	$13.17406	to	$13.17406	$72	1.66%	0.10%	to	0.10%	1.08%	to	1.08%
December 31, 2006	2	$13.03370	to	$13.03370	$27	0.37%	0.10%	to	0.10%	21.60%	to	21.60%
	AST Neuberger Berman Small-Cap Growth Portfolio
December 31, 2010	5	$11.58046	to	$11.58046	$53	0.00%	0.10%	to	0.10%	20.14%	to	20.14%
December 31, 2009	3	$9.63877	to	$9.63877	$33	0.00%	0.10%	to	0.10%	22.44%	to	22.44%
December 31, 2008	2	$7.87214	to	$7.87214	$13	0.00%	0.10%	to	0.10%	–42.60%	to	–42.60%
December 31, 2007	0	$13.71336	to	$13.71336	$3	0.00%	0.10%	to	0.10%	18.60%	to	18.60%
December 31, 2006	0	$11.56299	to	$11.56299	$1	0.00%	0.10%	to	0.10%	7.65%	to	7.65%
	AST Federated Aggressive Growth Portfolio
December 31, 2010	6	$13.57902	to	$13.57902	$76	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	4	$10.25516	to	$10.25516	$43	0.19%	0.10%	to	0.10%	32.53%	to	32.53%
December 31, 2008	3	$7.73785	to	$7.73785	$23	0.00%	0.10%	to	0.10%	–44.15%	to	–44.15%
December 31, 2007	1	$13.85377	to	$13.85377	$17	0.00%	0.10%	to	0.10%	11.10%	to	11.10%
December 31, 2006	0	$12.46956	to	$12.46956	$4	0.00%	0.10%	to	0.10%	12.80%	to	12.80%
	AST Small-Cap Value Portfolio
December 31, 2010	21	$13.46514	to	$13.46514	$288	0.44%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	19	$10.69805	to	$10.69805	$199	1.71%	0.10%	to	0.10%	26.87%	to	26.87%
December 31, 2008	13	$8.43205	to	$8.43205	$108	1.10%	0.10%	to	0.10%	–29.79%	to	–29.79%
December 31, 2007	8	$12.00890	to	$12.00890	$91	1.25%	0.10%	to	0.10%	–5.70%	to	–5.70%
December 31, 2006	4	$12.73508	to	$12.73508	$50	0.17%	0.10%	to	0.10%	19.92%	to	19.92%
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2010	14	$14.90141	to	$14.90141	$210	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	13	$12.44858	to	$12.44858	$168	0.00%	0.10%	to	0.10%	56.94%	to	56.94%
December 31, 2008	9	$7.93227	to	$7.93227	$74	0.00%	0.10%	to	0.10%	–40.85%	to	–40.85%
December 31, 2007	2	$13.41062	to	$13.41062	$26	0.00%	0.10%	to	0.10%	19.23%	to	19.23%
December 31, 2006	0	$11.24783	to	$11.24783	$4	0.00%	0.10%	to	0.10%	6.17%	to	6.17%
	AST Marsico Capital Growth Portfolio
December 31, 2010	94	$9.29647	to	$11.53529	$956	0.68%	0.10%	to	0.90%	18.68%	to	19.63%
December 31, 2009	81	$7.83294	to	$9.64240	$687	0.88%	0.10%	to	0.90%	28.60%	to	29.63%
December 31, 2008	69	$6.09083	to	$7.43832	$444	0.45%	0.10%	to	0.90%	–43.71%	to	–39.47%
December 31, 2007	5	$13.21537	to	$13.21537	$60	0.31%	0.10%	to	0.10%	14.85%	to	14.85%
December 31, 2006	1	$11.50673	to	$11.50673	$14	0.01%	0.10%	to	0.10%	7.13%	to	7.13%
A54

Note 7: Financial Highlights (Continued)
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	AST MFS Growth Portfolio
December 31, 2010	8	$11.87773	to	$11.87773	$95	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	4	$10.54203	to	$10.54203	$45	0.16%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2008	3	$8.48930	to	$8.48930	$21	0.26%	0.10%	to	0.10%	–36.37%	to	–36.37%
December 31, 2007	1	$13.34068	to	$13.34068	$17	0.04%	0.10%	to	0.10%	14.99%	to	14.99%
December 31, 2006	1	$11.60124	to	$11.60124	$8	0.00%	0.10%	to	0.10%	9.55%	to	9.55%
	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2010	2	$14.39631	to	$14.39631	$24	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	2	$11.19937	to	$11.19937	$23	0.00%	0.10%	to	0.10%	29.66%	to	29.66%
December 31, 2008	3	$8.63751	to	$8.63751	$22	0.00%	0.10%	to	0.10%	–43.24%	to	–43.24%
December 31, 2007	4	$15.21710	to	$15.21710	$61	0.00%	0.10%	to	0.10%	22.08%	to	22.08%
December 31, 2006	2	$12.46468	to	$12.46468	$28	0.00%	0.10%	to	0.10%	13.94%	to	13.94%
	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2010	6	$12.86642	to	$12.86642	$75	2.44%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	5	$12.39589	to	$12.39589	$60	3.63%	0.10%	to	0.10%	10.12%	to	10.12%
December 31, 2008	4	$11.25675	to	$11.25675	$45	5.40%	0.10%	to	0.10%	1.01%	to	1.01%
December 31, 2007	3	$11.14366	to	$11.14366	$32	5.40%	0.10%	to	0.10%	6.69%	to	6.69%
December 31, 2006	2	$10.44481	to	$10.44481	$23	3.04%	0.10%	to	0.10%	3.72%	to	3.72%
	AST T. Rowe Price Natural Resources Portfolio
December 31, 2010	44	$16.10975	to	$16.10975	$704	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	37	$13.38775	to	$13.38775	$499	1.41%	0.10%	to	0.10%	49.20%	to	49.20%
December 31, 2008	25	$8.97298	to	$8.97298	$227	0.58%	0.10%	to	0.10%	–50.03%	to	–50.03%
December 31, 2007	14	$17.95833	to	$17.95833	$243	0.80%	0.10%	to	0.10%	40.37%	to	40.37%
December 31, 2006	6	$12.79360	to	$12.79360	$78	0.20%	0.10%	to	0.10%	15.75%	to	15.75%
	AST MFS Global Equity Portfolio
December 31, 2010	4	$13.82901	to	$13.82901	$61	0.50%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	4	$12.35465	to	$12.35465	$49	1.96%	0.10%	to	0.10%	31.38%	to	31.38%
December 31, 2008	3	$9.40407	to	$9.40407	$29	1.20%	0.10%	to	0.10%	–34.05%	to	–34.05%
December 31, 2007	2	$14.26042	to	$14.26042	$29	2.63%	0.10%	to	0.10%	9.29%	to	9.29%
December 31, 2006	1	$13.04794	to	$13.04794	$16	0.55%	0.10%	to	0.10%	24.18%	to	24.18%
	AST JPMorgan International Equity Portfolio
December 31, 2010	22	$12.10483	to	$12.10483	$262	1.20%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	19	$11.30642	to	$11.30642	$216	4.19%	0.10%	to	0.10%	35.75%	to	35.75%
December 31, 2008	13	$8.32902	to	$8.32902	$112	2.35%	0.10%	to	0.10%	–41.44%	to	–41.44%
December 31, 2007	7	$14.22255	to	$14.22255	$104	2.04%	0.10%	to	0.10%	9.33%	to	9.33%
December 31, 2006	4	$13.00880	to	$13.00880	$47	0.63%	0.10%	to	0.10%	22.67%	to	22.67%
	AST T. Rowe Price Global Bond Portfolio
December 31, 2010	8	$13.33628	to	$13.33628	$104	2.80%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	6	$12.62447	to	$12.62447	$79	5.05%	0.10%	to	0.10%	12.00%	to	12.00%
December 31, 2008	5	$11.27158	to	$11.27158	$57	4.43%	0.10%	to	0.10%	–2.53%	to	–2.53%
December 31, 2007	5	$11.56442	to	$11.56442	$52	3.09%	0.10%	to	0.10%	9.54%	to	9.54%
December 31, 2006	3	$10.55767	to	$10.55767	$29	1.19%	0.10%	to	0.10%	6.17%	to	6.17%
	M Capital Appreciation Fund
December 31, 2010	1	$18.53329	to	$18.53329	$21	0.24%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	1	$14.59268	to	$14.59268	$14	0.05%	0.00%	to	0.00%	48.61%	to	48.61%
December 31, 2008	1	$9.81970	to	$9.81970	$6	0.00%	0.00%	to	0.00%	–42.03%	to	–42.03%
December 31, 2007	0	$16.93924	to	$16.93924	$6	0.00%	0.00%	to	0.00%	11.92%	to	11.92%
A55

Note 7: Financial Highlights (Continued)
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	American Century VP Mid Cap Value Fund — Class 1 Shares (available May 1, 2008)
December 31, 2010	4	$11.89229	to	$11.89229	$48	2.37%	0.10%	to	0.10%	19.13%	to	19.13%
December 31, 2009	3	$9.98222	to	$9.98222	$31	3.14%	0.10%	to	0.10%	29.82%	to	29.82%
December 31, 2008	0	$7.68954	to	$7.68954	$2	0.00%	0.10%	to	0.10%	–24.65%	to	–24.65%
	AST Large-Cap Value Portfolio (available May 1, 2008)
December 31, 2010	283	$8.14615	to	$8.32128	$2,349	1.03%	0.10%	to	0.90%	12.15%	to	13.04%
December 31, 2009	271	$7.26363	to	$7.36106	$1,989	2.88%	0.10%	to	0.90%	18.37%	to	19.32%
December 31, 2008	245	$6.13644	to	$6.16939	$1,512	1.63%	0.10%	to	0.90%	–39.72%	to	–39.40%
	AST Small-Cap Growth Portfolio (available May 1, 2008)
December 31, 2010	145	$12.17259	to	$12.43406	$1,795	0.23%	0.10%	to	0.90%	35.20%	to	36.28%
December 31, 2009	136	$9.00344	to	$9.12396	$1,236	0.05%	0.10%	to	0.90%	32.71%	to	33.77%
December 31, 2008	119	$6.78407	to	$6.82044	$810	0.00%	0.10%	to	0.90%	–33.14%	to	–32.78%
	The Dreyfus Socially Responsible Growth Fund — Service Shares**** (available May 1, 2008)
December 31, 2010	0	$10.58715	to	$10.58715	$1	0.60%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	0	$9.25211	to	$9.25211	$1	0.52%	0.10%	to	0.10%	33.31%	to	33.31%
December 31, 2008	0	$6.94043	to	$6.94043	$0	0.00%	0.10%	to	0.10%	–31.73%	to	–31.73%
	Prudential Jennison 20/20 Focus Portfolio (available May 1, 2008)
December 31, 2010	35	$10.42032	to	$10.42032	$362	0.00%	0.10%	to	0.10%	7.73%	to	7.73%
December 31, 2009	22	$9.67279	to	$9.67279	$216	0.49%	0.10%	to	0.10%	57.67%	to	57.67%
December 31, 2008	7	$6.13465	to	$6.13465	$40	0.00%	0.10%	to	0.10%	–39.76%	to	–39.76%
	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio — Class 1 Shares**** (available May 1, 2008)
December 31, 2010	1	$10.52627	to	$10.52627	$10	1.01%	0.10%	to	0.10%	19.40%	to	19.40%
December 31, 2009	0	$8.81578	to	$8.81578	$4	0.98%	0.10%	to	0.10%	35.53%	to	35.53%
December 31, 2008	0	$6.50477	to	$6.50477	$0	0.00%	0.10%	to	0.10%	–35.75%	to	–35.75%
	MFS Utilities Series — Initial Class (available May 1, 2008)
December 31, 2010	9	$9.67717	to	$9.67717	$86	2.84%	0.10%	to	0.10%	13.69%	to	13.69%
December 31, 2009	7	$8.51168	to	$8.51168	$56	3.97%	0.10%	to	0.10%	33.08%	to	33.08%
December 31, 2008	2	$6.39575	to	$6.39575	$13	0.00%	0.10%	to	0.10%	–36.47%	to	–36.47%
	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio — Service Shares**** (available May 1, 2008)
December 31, 2010	1	$10.15289	to	$10.15289	$6	0.03%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	0	$8.27884	to	$8.27884	$2	3.06%	0.10%	to	0.10%	31.18%	to	31.18%
December 31, 2008	0	$6.31123	to	$6.31123	$0	0.00%	0.10%	to	0.10%	–38.47%	to	–38.47%
	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)
December 31, 2010	129	$10.91116	to	$11.14555	$1,433	0.00%	0.10%	to	0.90%	14.78%	to	15.69%
December 31, 2009	126	$9.50639	to	$9.63370	$1,212	0.00%	0.10%	to	0.90%	52.00%	to	53.22%
December 31, 2008	122	$6.25402	to	$6.28759	$764	0.13%	0.10%	to	0.90%	–38.57%	to	–38.24%
	AST Schroders Multi-Asset World Strategies Portfolio
December 31, 2010	1	$14.09909	to	$14.09909	$15	0.30%	0.25%	to	0.25%	11.53%	to	11.53%
	AST PIMCO Total Return Bond Portfolio (available December 4, 2009)
December 31, 2010	764	$10.60498	to	$10.70774	$8,160	1.77%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	730	$9.93371	to	$9.94054	$7,253	0.00%	0.00%	to	0.90%	–0.32%	to	–0.26%
	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2010	2	$13.80923	to	$13.80923	$34	0.11%	0.25%	to	0.25%	11.26%	to	11.26%
	AST Aggressive Asset Allocation Portfolio (available November 13, 2009)
December 31, 2010	590	$11.60267	to	$11.70781	$6,903	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	537	$10.21245	to	$10.22336	$5,487	0.00%	0.10%	to	0.90%	1.37%	to	1.47%
A56

Note 7: Financial Highlights (Continued)
	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	AST Balanced Asset Allocation Portfolio (available November 13, 2009)
December 31, 2010	1,024	$11.26449	to	$11.36659	$11,626	0.84%	0.10%	to	0.90%	11.31%	to	12.20%
December 31, 2009	925	$10.11979	to	$10.13062	$9,372	0.00%	0.10%	to	0.90%	0.69%	to	0.79%
	AST Preservation Asset Allocation Portfolio (available November 20, 2009)
December 31, 2010	286	$10.97772	to	$11.07557	$3,159	1.38%	0.10%	to	0.90%	9.58%	to	10.46%
December 31, 2009	270	$10.01755	to	$10.02676	$2,704	0.00%	0.10%	to	0.90%	0.27%	to	0.36%
	AST First Trust Balanced Target Portfolio
December 31, 2010	0	$14.22079	to	$14.22079	$4	1.53%	0.25%	to	0.25%	14.08%	to	14.08%
	AST First Trust Capital Appreciation Target Portfolio
December 31, 2010	1	$14.73691	to	$14.73691	$21	0.22%	0.25%	to	0.25%	18.72%	to	18.72%
	AST Advanced Strategies Portfolio
December 31, 2010	2	$14.36148	to	$14.36148	$30	0.20%	0.25%	to	0.25%	13.42%	to	13.42%
	AST CLS Growth Asset Allocation Portfolio
December 31, 2010	3	$14.38530	to	$14.38530	$39	0.06%	0.25%	to	0.25%	14.06%	to	14.06%
	AST CLS Moderate Asset Allocation Portfolio
December 31, 2010	3	$13.60173	to	$13.60173	$37	0.02%	0.25%	to	0.25%	11.64%	to	11.64%
	Dreyfus MidCap Stock Portfolio — Service Shares
December 31, 2010	1	$10.43481	to	$10.43481	$15	0.93%	0.10%	to	0.10%	26.82%	to	26.82%
December 31, 2009	2	$8.22815	to	$8.22815	$13	0.98%	0.10%	to	0.10%	35.19%	to	35.19%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.
****Represents a fund containing less than 1,000 units or $1,000 in net assets.
Charges and Expenses
The expense ratio represents the annualized contract expenses of the Pruco Life of New Jersey Variable Appreciable Account for the period indicated and includes those expenses that are charged
A57

Note 7: Financial Highlights (Continued)

through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.
Charges deducted from premium payments range from 0% to 22.5%, except that VAL2 and SVAL2 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.
The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.
•	We charge from $0.01 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
We charge surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for VAL2, SVUL2NJ, and VULPNJ Contracts, where the fees range from $0 to $28.26 per $1,000 of Basic Insurance Amount. We charge a combination of 0%–50% of the first year’s annual premium plus $0 to $5 per $1,000 of Face Amount for SVAL2 Contracts.

•	We charge a Guaranteed Death Benefit fee of $0.01 per $1,000 of Face Amount for VAL2 and SVAL2 Contracts.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	We charge monthly administrative fees that range from $2.50 to $30.00 per Contract plus $0.00 to $1.87 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	We also charge $15 to $25 per change to the basic insurance amount.

Expense Reimbursement
The Account is reimbursed by Pruco Life of New Jersey for expenses related to the management of the fund in excess of 0.40% of the VAL product’s average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.
Note 8: Other
Contract owner net payments — represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.
Policy loans — represent amounts borrowed by contractholders using the policy as the security for the loan.
Policy loan repayments and interest — represent payments made by contractholders to reduce the total outstanding policy loan balance.
Surrenders, withdrawals, and death benefits — are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.
A58

Note 8: Other (Continued)
Net transfers between other subaccounts or fixed rate options — are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.
Withdrawals and other charges — are various contract level charges as described in contract charges and features section located above.
A59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Variable Appreciable Account at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 13, 2011

A60

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2010 and 2009 (in thousands, except share amounts)

	2010	2009
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2010 - $ 1,007,655; 2009- $1,028,386)	$ 1,064,541	$ 1,054,380
Equity securities available for sale, at fair value (cost, 2010 - $2,301; 2009 - $4,003)	2,074	3,826
Policy loans	175,514	169,835
Short-term investments	7,409	27,976
Commercial mortgage loans	182,437	167,935
Other long-term investments	16,913	8,309
Total investments	1,448,888	1,432,261
Cash and cash equivalents	87,961	32,601
Deferred policy acquisition costs	365,970	305,617
Accrued investment income	16,365	16,833
Reinsurance recoverables	419,858	322,530
Receivables from parent and affiliates	25,833	33,511
Deferred sales inducements	51,106	30,265
Other assets	8,293	4,861
Separate account assets	5,038,051	3,261,890
TOTAL ASSETS	$ 7,462,325	$ 5,440,369

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$ 1,053,807	$ 1,025,018
Future policy benefits and other policyholder liabilities	503,354	460,433
Cash collateral for loaned securities	413	21,132
Securities sold under agreement to repurchase	2,957	11,540
Income taxes payable	120,248	97,284
Short-term debt to affiliates	-	-
Payables to parent and affiliates	5,837	4,194
Other liabilities	109,969	45,226
Separate account liabilities	5,038,051	3,261,890
TOTAL LIABILITIES	$ 6,834,636	$ 4,926,717

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,000	2,000
Additional paid-in capital	169,742	168,998
Retained earnings	430,663	332,718
Accumulated other comprehensive income	25,284	9,936
TOTAL EQUITY	627,689	513,652
TOTAL LIABILITIES AND EQUITY	$ 7,462,325	$ 5,440,369

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2010, 2009 and 2008 (in thousands)

	2010	2009	2008

REVENUES

Premiums	$ 14,733	$ 17,031	$ 14,903
Policy charges and fee income	53,446	69,234	75,712
Net investment income	77,044	69,944	68,001
Asset administration fees	11,084	7,114	7,395
Other income	4,915	4,779	5,154
Realized investment gains/(losses), net;
Other-than-temporary impairments on fixed maturity securities	(21,166)	(14,461)	(9,149)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	18,612	8,391	-
Other realized investment gains (losses), net	59,567	19,584	(17,806)
Total realized investment gains (losses), net	57,015	13,514	(26,955)
Total revenues	218,237	181,616	144,210

BENEFITS AND EXPENSES

Policyholders’ benefits	(198)	26,062	30,454
Interest credited to policyholders’ account balances	37,125	38,735	30,684
Amortization of deferred policy acquisition costs	12,821	22,842	21,812
General, administrative and other expenses	27,002	17,950	35,437

Total benefits and expenses	76,750	105,589	118,387

Income from operations before income taxes	141,487	76,027	25,823

Income Taxes:
Current	23,841	20,362	1,033
Deferred	19,701	644	3,085
Income tax expense	43,542	21,006	4,118
NET INCOME	97,945	55,021	21,705

Change in net unrealized investment gains/(losses) and changes in foreign currency translation, net of taxes	15,348	44,313	(33,826)

COMPREHENSIVE INCOME (LOSS)	$ 113,293	$ 99,334	$ (12,121)

  See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Statements of Stockholder’s Equity
Years Ended December 31, 2010, 2009 and 2008 (in thousands)

	Common Stock	Additional Paid-in- Capital	Retained Earnings	Total Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2007	$ 2,000	$ 168,998	$ 252,259	$ 3,182	$ 426,439

Net Income	-	-	21,705	-	21,705

Change in foreign currency translation adjustments, net of taxes	-	-	-	(82)	(82)

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	(33,744)	(33,744)
Balance, December 31, 2008	$ 2,000	$ 168,998	$ 273,964	$ (30,644)	$ 414,318

Net income			55,021		55,021

Change in foreign currency translation adjustments, net of taxes	-	-	-	40	40

Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes	-	-	3,733	(3,733)	-

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	44,273	44,273
Balance, December 31, 2009	$ 2,000	$ 168,998	$332,718	$ 9,936	$ 513,652

Net income			97,945		97,945

Affiliated Asset Transfers	-	744	-	-	744

Change in foreign currency translation adjustments, net of taxes	-	-	-	(22)	(22)

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	15,370	15,370
Balance, December 31, 2010	$ 2,000	$ 169,742	$ 430,663	$ 25,284	$ 627,689

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008 (in thousands)

	2010	2009	2008
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$ 97,945	$ 55,021	$ 21,705
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(13,471)	(15,597)	(20,623)
Interest credited to policyholders’ account balances	37,125	38,735	30,685
Realized investment losses/(gains), net	(57,015)	(13,514)	26,955
Amortization and other non-cash items	(3,906)	(271)	(1,115)
Change in:
Future policy benefits and other policyholders’ liabilities	90,575	71,430	85,986
Reinsurance recoverable	(97,731)	(65,542)	(66,008)
Accrued investment income	468	(1,809)	(842)
Receivables from parent and affiliates	(6,108)	15,115	(4,125)
Payable to parent and affiliates	1,643	(5,628)	1,518
Deferred policy acquisition costs	(72,689)	(34,550)	(11,286)
Income taxes payable	14,700	6,631	(1,323)
Deferred sales inducements	(21,594)	(8,689)	(6,959)
Other, net	15,508	(8,965)	(7,400)
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	(14,550)	32,367	47,168

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	211,850	254,335	248,848
Policy loans	17,827	20,554	18,682
Commercial mortgage loans	28,189	10,212	2,571
Equity securities	2,000	-	-
Payments for the purchase of:
Fixed maturities available for sale	(190,281)	(412,550)	(234,739)
Policy loans	(15,966)	(13,030)	(14,948)
Commercial mortgage loans	(41,700)	(31,684)	(44,424)
Equity securities	(158)	-	-
Notes receivable from parent and affiliates, net	13,926	2,907	(3,417)
Other long term investments, net	(6,698)	850	(1,870)
Short term investments, net	20,569	(19,825)	4,227
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	39,558	(188,231)	(25,070)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:

Policyholders’ account deposits	171,435	335,906	209,422
Policyholders’ account withdrawals	(151,600)	(213,085)	(133,752)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(29,304)	(5,954)	(2,054)
Contribution from parent	10	-	-
Net change in financing arrangements (maturities 90 days or less)	39,811	1,787	(59,088)
CASH FLOWS FROM FINANCING ACTIVITIES	30,352	118,654	14,528

Net increase (decrease) in cash and cash equivalents	55,360	(37,210)	36,626
Cash and cash equivalents, beginning of year	32,601	69,811	33,185
CASH AND CASH EQUIVALENTS, END OF YEAR	87,961	$ 32,601	$ 69,811

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$ 28,842	$ 14,375	$ 5,441

Interest paid	$ 4	$ 7	$ 556
See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the “Company,” is a wholly owned subsidiary of the Pruco Life Insurance Company, or “Pruco Life,” which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance.” Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.”

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in Pruco Life Insurance Company of New Jersey.   In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities.   However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products.  These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.  In addition, by limiting its variable annuity offerings to a single product line sold through one insurer the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Financial Statements).. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in Debt and Equity Securities

The Company’s investments in debt and equity securities include fixed maturities, equity securities, and short-term investments.  The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income.  For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments.  The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method.  For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale are comprised of common stock, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other- than- temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage loans consist of commercial mortgage loans and agricultural loans.  Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans are reported at carrying value, and the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses and changes in value for loans accounted for under the fair value option. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Other long term investments consist of derivatives, the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings.

Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009.  Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its’ fair value to its amortized cost basis.  This revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a foreign currency denominated security in an unrealized loss position approaches maturity.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”  Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value.  In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements. See Note 13 in the Financial Statements.  Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account.  See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts.  These costs are deferred and recognized in “Deferred sales inducements”.  They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.”

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Asset Administration Fees

The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of  the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge),  or  (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in Note 3. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ended March 31, 2011.  In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity.  Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 10 and Note 11.  The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It was effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly.  Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active.  This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued.  The Company’s adoption of this guidance effective September 30, 2008 did not have a material effect on the Company’s financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which  amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s financial position or results of operations.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value.  The Company adopted this guidance effective January 1, 2008.  See Note 10 for more information on fair value measurements guidance.

Future Adoption of New Accounting Pronouncements

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company’s financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than-temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$34,292	$2,199	$41	$36,450	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-
Foreign government bonds	21,034	1.644	-	22,678	-
Corporate securities	707,754	47,472	2,945	752,281	(26)
Asset-backed securities(1)	57,808	1,671	5,446	54,033	(8,856)
Commercial mortgage-backed securities	97,467	5,721	87	103,101	-
Residential mortgage-backed securities (2)	89,300	6,746	48	95,998	(454)

Total fixed maturities, available for sale	$1,007,655	$65,453	$8,567	$1,064,541	$(9,336)

Equity securities, available for sale	$2,301	$178	$405	$2,074

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance.  Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

	December 31, 2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than-temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$69,978	$809	$268	$70,519	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-
Foreign government bonds	22,188	1,232	272	23,148	-
Corporate securities	667,718	27,475	5,101	690,092	(681)
Asset-backed securities(1)	62,273	1,132	6,560	56,845	(9,940)
Commercial mortgage-backed securities	91,971	2,220	725	93,466	-
Residential mortgage-backed securities (2)	114,258	6,465	413	120,310	(626)

Total fixed maturities, available for sale	$1,028,386	$39,333	$13,339	$1,054,380	$(11,247)

Equity securities, available for sale	$4,003	$129	$306	$3,826

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance.  Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

3.  INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:
	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$44,597	$45,431
Due after one year through five years	302,516	323,819
Due after five years through ten years	326,528	348,498
Due after ten years	89,439	93,660
Asset-backed securities	57,808	54,034
Commercial mortgage-backed securities	97,467	103,101
Residential mortgage-backed securities	89,300	95,998

Total	$1,007,655	$1,064,541

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:
	2010	2009	2008
	(in thousands)
Fixed maturities, available for sale:

Proceeds from sales	$35,017	$59,587	$206,732
Proceeds from maturities/repayments	157,785	194,623	42,743
Gross investment gains from sales, prepayments and maturities	4,160	1,540	1,108
Gross investment losses from sales and maturities	(83)	(3,027)	(2,539)

Fixed maturity and equity security impairments:

Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(2,554)	$(6,070)	$(9,149)

Writedowns for other-than-temporary impairment losses on equity securities	$-	$(139)	$-

(1) Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

3.  INVESTMENTS (continued)

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	Year Ended December 31, 2010
(in thousands)

Balance, beginning of period, January 1, 2009	$-
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	2,361
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(603)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	-
Credit loss impairment recognized in the current period on securities not previously impaired	2,557
Additional credit loss impairments recognized in the current period on securities previously impaired	2,563
Increases due to the passage of time on previously recorded credit losses	546
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	7
Balance, December 31, 2009	$7,431

Balance, beginning of period, January 1, 2010	$7,431
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,059)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	(992)
Credit loss impairment recognized in the current period on securities not previously impaired	-
Additional credit loss impairments recognized in the current period on securities previously impaired	1,965
Increases due to the passage of time on previously recorded credit losses	530
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(1,112)
Balance, December 31, 2010	$6,763

Commercial Mortgage Loans

The Company’s commercial mortgage loans are comprised as follows at December 31:

	2010		2009
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage loans by property type:
Industrial buildings	$ 35,745	19.4%	$ 36,102	21.2%
Retail stores	36,046	19.6%	36,941	21.7%
Apartments/Multi-family	25,340	13.8%	15,886	9.3%
Office buildings	30,468	16.6%	19,179	11.3%
Hospitality	10,273	5.6%	10,399	6.1%
Other	33,834	18.4%	34,902	20.4%

Total collateralized loans	$ 171,706	93.4%	$ 153,409	90.0%
Agricultural property loans	12,140	6.6%	16,905	10.0%
Total commercial mortgage and agricultural loans	$ 183,846	100.0%	$ 170,314	100.0%
Valuation allowance	(1,409)		(2,379)

Total net commercial mortgage loans	$ 182,437		$ 167,935

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in New Jersey (12%) and Florida (11%) at December 31, 2010.

3.  INVESTMENTS (continued)

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:
	2010	2009	2008
	(in thousands)
Allowance for losses, beginning of year	$ 2,379	$ 1,444	$ 560
Increase/(Decrease) to allowance for losses	(970)	935	884
Allowance for losses, end of year	$ 1,409	$ 2,379	$ 1,444

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

		Commercial	Agricultural
		Mortgage	Property
		Loans	Loans	Total
	(in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated
for impairment		$424	$-	$424
Ending Balance: collectively evaluated
for impairment		964	21	985
Total Ending Balance		$1,388	$21	$1,409

Recorded Investment:
Ending balance gross of reserves:
individually evaluated for impairment		$3,847	$-	$3,847
Ending balance gross of reserves:
collectively evaluated for impairment		167,859	12,140	179,999
Total Ending balance, gross of reserves		$171,706	$12,140	$183,846

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected.

At December 31, 2010 impaired commercial mortgage loans identified in management’s specific review of probable loan losses consisted of Hospitality commercial mortgage loans with a recorded investment of $3.8 million, an unpaid principal balance of $3.8 million and the related allowance for losses was $0.4 million.  Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $3.9 million and $2.2 million for the years ended December 31, 2010 and December 31, 2009, repsectively. Net investment income recognized on these loans totaled less than $0.3 million for the years ended December 31, 2010 and December 31, 2009, respectively. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

3.  INVESTMENTS (continued)

The following tables set forth the credit quality indicators as of December 31, 2010:
Commercial mortgage loans
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$21,321	$13,638	$12,741	$-	$4,346	$-	$52,046
50%-59.99%	-	11,267	-	-	3,647	-	14,914
60%-69.99%	5,000	14,954	-	1,784	9,758	-	31,496
70%-79.99%	5,000	9,463	-	29,377	9,105	2,365	55,310
80%-89.99%	-	-	-	12,409	-	-	12,409
90%-100%	-	-	-	-	-	1,684	1,684
Greater than 100%	-	-	-	3,847	-	-	3,847

Total Commercial Mortgage Loans	$31,321	$49,322	$12,741	$47,417	$26,856	$4,049	$171,706

Agricultural loans
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$3,016	$960	$4,009	$2,462	$-	$-	$10,447
50%-59.99%	-	-	-	-	-	-	-
60%-69.99%	1,693	-	-	-	-	-	1,693
70%-79.99%	-	-	-	-	-	-	-
80%-89.99%	-	-	-	-	-	-	-
90%-100%	-	-	-	-	-	-	-
Greater than 100%	-	-	-	-	-	-	-

Total Agricultural Loans	$4,709	$960	$4,009	$2,462	$-	$-	$12,140
Commercial mortgage and Agricultural loans
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$24,337	$14,598	$16,750	$2,462	$4,346	$-	$62,493
50%-59.99%	-	11,267	-	-	3,647	-	14,914
60%-69.99%	6,693	14,954	-	1,784	9,758	-	33,189
70%-79.99%	5,000	9,463	-	29,377	9,105	2,365	55,310
80%-89.99%	-	-	-	12,409	-	-	12,409
90%-100%	-	-	-	-	-	1,684	1,684
Greater than 100%	-	-	-	3,847	-	-	3,847

Total Commercial Mortgage and Agricultural Loans	$36,030	$50,282	$16,750	$49,879	$26,856	$4,049	$183,846

3.  INVESTMENTS (continued)

All commercial mortgage and agricultural property loans are current as of December 31, 2010.  The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Commercial mortgage and other loans on nonaccrual status as of December 31, 2010 include Hospitality commercial mortgage loans with a gross carrying value of $3.8 million.  See Note 2 for further discussion regarding loans on nonaccrual status.

Other Long term Investments

“Other long-term investments” are comprised as follows at December 31:
	2010	2009
	(in thousands)
Company’s investment in Separate accounts	$ 1,893	$ 2,213
Joint ventures and limited partnerships	15,020	6,096
Derivatives (1)	-	-
Total other long- term investments	$ 16,913	$ 8,309

(1)	Derivative balances of ($0.9) million and ($3.5) million at December 31, 2010 and 2009, respectively, were reclassed to Other Liabilities.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:
	2010	2009	2008
	(in thousands)
Fixed maturities, available for sale	$57,502	$53,615	$52,035
Equity securities, available for sale	148	218	263
Commercial mortgage loans	11,264	9,822	8,216
Policy loans	9,363	9,177	9,187
Short-term investments and cash equivalents	129	434	1,455
Other long-term investments	1,691	(666)	(2)

Gross investment income	80,097	72,600	71,154
Less investment expenses	(3,053)	(2,656)	(3,153)

Net investment income	$77,044	$69,944	$68,001

Carrying value for non-income producing assets included in fixed maturities totaled $0 million and $2 million as of December 31, 2010 and December 31, 2009, respectively.  Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:
	2010	2009	2008
	(in thousands)

Fixed maturities	1,523	(7,557)	(10,575)
Equity securities	139	(138)	-
Commercial mortgage loans	970	(935)	(884)
Short-term investments and cash equivalents	5	-	-
Joint ventures and limited partnerships	-	(124)	-
Derivatives	54,378	22,268	(15,496)
Realized investment gains/(losses), net	$57,015	$13,514	$(26,955)

3.     INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

 Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:3

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holders Account Balance	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-	$-
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(4,049)	290	-	1,316	(2,443)
Net investment gains (losses) on investments arising during the period	4,471	-	-	(1,565)	2,906
Reclassification adjustment for OTTI losses included in net income	5,080	-	-	(1,778)	3,302
Reclassification adjustment for OTTI losses excluded from net income (1)	(11,483)	-	-	4,019	(7,464)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	3,363	-	(1,177)	2,186
Impact of net unrealized investment (gains) losses on Policyholder account balance	-	-	(1,383)	484	(899)
Balance, December 31, 2009	$(5,981)	$3,653	$(1,383)	$1,299	$(2,412)

Net investment gains (losses) on investments arising during the period	(821)	-	-	287	(534)
Reclassification adjustment for OTTI losses included in net income	2,504	-	-	(877)	1,627
Reclassification adjustment for OTTI losses excluded from net income (1)	(11)	-	-	4	(7)
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	(1,382)	-	484	(898)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	597	(209)	388

Balance, December 31, 2010	$(4,309)	$2,271	$(786)	$988	$(1,836)

_____________
(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

3.     INVESTMENTS (continued)

All Other Net Unrealized Investment Gains and Losses in AOCI
	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holders Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2007	$5,827	$(1,183)	$85	$(1,655)	$3,074

Net investment (losses) on investments arising during the period	(87,322)	-	-	30,563	(56,759)
Reclassification adjustment for (losses) included in net income	10,575	-	-	(3,702)	6,873
Impact of net unrealized investment gains on deferred policy acquisition and other costs	-	42,376	-	(14,832)	27,544
Impact of net unrealized investment gains on policyholders’ account balances	-	-	(17,542)	6,140	(11,402)
Balance, December 31, 2008	$(70,920)	$41,193	$(17,457)	$16,514	$(30,670)

Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(2,016)	33	-	694	(1,289)
Net investment gains (losses) on investments arising during the period	91,116	-	-	(31,891)	59,225
Reclassification adjustment for gains (losses) included in net income	2,616	-	-	(916)	1,700
Reclassification adjustment for OTTI losses excluded from net income (2)	11,483	-	-	(4,019)	7,464
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	(60,878)	-	21,307	(39,571)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	23,727	(8,304)	15,423
Balance, December 31, 2009	$32,279	$(19,652)	$6,270	$(6,615)	$12,282

Net investment gains (losses) on investments arising during the period	24,868	-	-	(8,703)	16,165
Reclassification adjustment for (gains) losses included in net income	4,166	-	-	(1,458)	2,708
Reclassification adjustment for OTTI losses excluded from net income (2)	11	-	-	(4)	7
Impact of net unrealized investment gains ( losses) on deferred policy acquisition and other costs	-	(11,002)	-	3,851	(7,151)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	4,716	(1,651)	3,065
BBalance, December 31, 2010	$61,324	$(30,654)	$10,986	$(14,580)	$27,076

(1) Include cash flow hedges.  See Note 11 for information on cash flow hedges.
(2) Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

3.     INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:
	December 31, 2010	December 31, 2009
	( in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(4,309)	$(5,981)

Fixed maturity securities, available for sale – all other	$61,195	$31,975
Equity securities, available for sale	(227)	(177)
Derivatives designated as cash flow hedges(1)	(1,100)	(675)
Other investments	1,456	1,156

Net unrealized gain/(losses) on investments	$57,015	$26,298

(1)	See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:
	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,078	$41	$-	$-	$2,078	$41
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	-	-	-	-	-	-
Corporate securities	73,679	2,524	6,545	421	80,224	2,945
Commercial mortgage-backed securities.	7,148	87	-	-	7,148	87
Asset-backed securities	10,608	169	16,442	5,277	27,050	5,446
Residential mortgage-backed securities	3,219	48	-	-	3,219	48
Total	$96,732	$2,869	$22,987	$5,698	$119,719	$8,567

	December 31, 2009
	Less than twelve months		Twelve months or more(1)		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,622	$268	$-	$-	$9,622	$268
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	6,719	272	-	-	6,719	272
Corporate securities	135,989	2,372	49,634	2,729	185,623	5,101
Commercial mortgage-backed securities.	27,213	337	9,031	388	36,244	725
Asset-backed securities	4,966	2,012	20,868	4,548	25,834	6,560
Residential mortgage-backed securities	5,786	413	-	-	5,786	413
Total	$190,295	$5,674	$79,533	$7,665	$269,828	$13,339

(1)   The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

3.     INVESTMENTS (continued)

The gross unrealized losses at December 31, 2010 and 2009 are composed of $6 million and $7 million related to high or highest quality securities based on NAIC or equivalent rating and $3 million and $6 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2010, $5 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for less than six months, as compared to $6 million at December 31, 2009 that represented declines in value of greater than 20%, $0.5 million of which had been in that position for less than six months. At December 31, 2010, the $6 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the utilities and transportation sectors of the Company’s corporate securities. At December 31, 2009, the $8 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 or 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of the following dates:

	December 31 30, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Equity Securities, available for sale	$255	$245	$1,536	$160	$1,791	$405

	December 31, 2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Equity Securities, available for sale	$1,861	$-	$1,389	$306	$3,250	$306

At December 31, 2010, $245 thousand of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of September 30, 2010 and December 31, 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 or December 31, 2009.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:
	2010	2009
	( in thousands)
Fixed maturity securities, available for sale – all other	3,314	31,727

Total securities pledged	$3,314	$31,727

3.     INVESTMENTS (continued)

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $3.4 million. Of this amount, $3.0 million was “Securities sold under agreements to repurchase” and $0.4 million was “Cash collateral for loaned securities. As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $33 million. Of this amount, $12 million was “Securities sold under agreements to repurchase” and $21 million was “Cash collateral for loaned securities.”

Fixed maturities of $0.5 million at December 31, 2010 and 2009 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2010	2009	2008
		(in thousands)
Balance, beginning of year	$ 305,617	$ 326,806	$ 273,144
Capitalization of commissions, sales and issue expenses	85,510	57,391	49,675
Amortization	(12,821)	(22,842)	(38,389)
Change in unrealized investment gains/(losses)	(12,336)	(55,738)	42,376
Balance, end of year	$ 365,970	$ 305,617	$ 326,806

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or “PARCC,” Prudential Arizona Reinsurance Term Company, or “PAR TERM” as discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization was $29 million, $15 million and $20 million in 2010, 2009 and 2008, respectively. Ceded amortization relating to this treaty included amounted to $9 million, $8 million and $4 million in 2010, 2009 and 2008, respectively.

5.  POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31 are as follows:
	2010	2009
	(in thousands)

Life insurance	$ 534,286	$ 451,254
Individual and group annuities	6,149	6,140
Policy claims and other liabilities	(37,081)	3,039
Total future policy benefits	$ 503,354	$ 460,433

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves.  Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established.  Interest rates range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established.  The interest rates used in the determination of the present value range from 1.32% to 8.75%, with 5.6% of the reserves based on an interest rate in excess of 8%.  Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience.  The interest rates used in the determination of the present values range from 0.77% to 6.21%.

5.  POLICYHOLDERS’ LIABILITIES (continued)

 Policyholders’ account balances at December 31 are as follows:

	2010	2009
	(in thousands)

Interest-sensitive life contracts	$ 723,533	$ 677,220
Individual annuities	210,671	247,076
Guaranteed interest accounts	38,713	37,418
Other	80,890	63,304
Total policyholders’ account balances	1,053,807	$ 1,025,018
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.90%.  Interest crediting rates for individual annuities range from 1.00% to 4.93%.  Interest crediting rates for guaranteed interest accounts range from 1.25% to 5.25%.  Interest crediting rates range from 1.00% to 3.50% for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential Arizona Reinsurance Captive Company, or “PARCC”, Pruco Life, Pruco Reinsurance, Ltd., or “Pruco Re”, and Prudential Arizona Reinsurance Term Company, or “PAR TERM”, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and   reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration contracts are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.  The affiliated reinsurance agreements are described further in Note 13 of the Financial Statements.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance “COLI” policies with Pruco Life.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

	2010	2009	2008
		(in thousands)
Gross premiums and policy charges and fee income	$ 283,990	$ 267,109	$ 256,765
Reinsurance ceded	(215,811)	(180,844)	(166,150)
Net premiums and policy charges and fee income	$ 68,179	$ 86,265	$ 90,615

Policyholders’ benefits ceded	$ 95,634	$ 81,364	$ 85,156
Realized capital gains (losses) ceded, net	(407)	$ (44,367)	$ 48,774

Realized investment gains and losses include the reinsurance of certain of the Company’s embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains.” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Statements of Financial Position, at December 31, 2010 and 2009 were $420 million and $323 million, respectively.

6.    REINSURANCE (continued)

The gross and net amounts of life insurance in force at December 31, were as follows:
	2010	2009	2008
		(in thousands)
Gross life insurance in force	$ 96,896,483	$ 95,400,464	$ 89,008,979
Reinsurance ceded	(86,500,898)	(86,036,509)	(80,943,597)
Net life insurance in force	$ 10,395,585	$ 9,363,955	$ 8,065,382

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2010		December 31, 2009
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)

Variable Annuity Contracts	(in thousands)		(in thousands)
Return of Net Deposits
Account value	$ 1,973,903	N/A	$ 843,318	N/A
Net amount at risk	$ 8,252	N/A	$ 24,037	N/A
Average attained age of contractholders	60 years	N/A	61 years	N/A

Minimum return or contract value
Account value	$ 1,036,830	$ 2,392,669	$688,296	$930,306
Net amount at risk	$ 36,926	$ 65,120	$79,173	$58,517
Average attained age of contractholders	64 years	59 years	65 years	60 years
Average period remaining until earliest expected annuitization	N/A	1.58 years	N/A	2.58 years
(1) Includes income and withdrawal as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Account value	$15,104	$15,827	$16,135	$17,049

	December 31, 2010	December 31, 2009
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)
No Lapse Guarantees
Separate account value	$569,060	$508,351
General account value	$194,596	$171,525
Net amount at risk	$6,039,086	$6,080,255
Average attained age of contractholders	49 years	48 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2010	December 31, 2009
	(in thousands)
Equity funds	$ 1,677,692	$ 812,314
Bond funds	968,140	301,614
Money market funds	165,075	181,001
Total	$ 2,810,907	$ 1,294,929

In addition to the above mentioned amounts invested in separate account investment options, $199.8 million and $236.7 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2010 and 2009, respectively.

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”
	GMDB		GMIB	GMIWB -GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of January 1, 2008	$ 846	$ 6,599	$ 416	$ 3,087	$10,948
Incurred guarantee benefits (1)	5,636	4,677	1,386	60,816	72,515
Paid guarantee benefits	(889)	-	-	-	(889)
Balance as of December 31, 2008	$5,593	$ 11,276	$1,802	$63,903	$82,574
Incurred guarantee benefits (1)	(1,821)	6,217	(489)	(66,315)	(62,408)
Paid guarantee benefits	(2,288)	(250)	-	-	(2,538)
Balance as of December 31, 2009	$1,484	$17,243	$1,313	$(2,412)	$17,628
Incurred guarantee benefits (1)	217	1,143	(77)	(38,904)	(37,621)
Paid guarantee benefits	(861)	-	-	-	(861)
Balance as of December 31, 2010	$840	$18,386	$1,236	(41,316)	(20,854)

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.  Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur.  Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements.  The asset transfer feature included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements.   For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature

Sales Inducements

These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.   Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances”, are as follows:

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other Assets” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.   Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2010	2009	2008
		(in thousands)
Balance, beginning of year	$30,265	$28,015	$21,957
Capitalization	21,594	8,689	6,959
Amortization	(705)	(4,663)	(901)
Change in unrealized investment gains and (losses)	(48)	(1,776)	-
Balance, end of year	51,106	30,265	28,015

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $52 million, $4 million, and $(22) million for the years ended December 31, 2010, 2009 and 2008, respectively.  Statutory surplus of the Company amounted to $216 million and $160 million at December 31, 2010 and 2009, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules.  Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance.  The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year.  Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $49 million capacity to pay a dividend in 2011 without prior approval. The Company did not pay any dividends in 2010.

9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:
	2010	2009	2008
	(in thousands)
Current tax expense (benefit):
U.S.	$ 23,841	$ 20,362	$ 1,033
Total	23,841	20,362	1,033

Deferred tax expense (benefit):
U.S.	19,701	644	3,085
Total	19,701	644	3,085

Total income tax expense (benefit) on income from continuing operations	$ 43,542	$ 21,006	$ 4,118
Other comprehensive income (loss)	8,264	21,850	(18,213)
Cumulative effect of changes in accounting policy	-	2,010	-
Total income tax expense (benefit) on continuing operations	$ 51,806	$ 44,866	$ 14,095

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $141.5 million, $76.0 million and $25.8 million, and no income from foreign operations for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:
	2010	2009	2008
	(in thousands)

Expected federal income tax expense (benefit)	$ 49,520	$ 26,610	$ 9,038
Non-taxable investment income	(4,449)	(3,240)	(4,573)
Tax Credits	(362)	(195)	-
Expiration of statute of limitations and related interest	-	(2,695)	-
Other	(1,167)	526	(347)
Total income tax expense (benefit) on income from continuing operations	$ 43,542	$ 21,006	$ 4,118

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2010	2009
	(in thousands)
Deferred tax assets
Investments	$ -	$ 5,219
Other	7,252	7,222
Deferred tax assets	$ 7,252	$ 12,441

Deferred tax liabilities
Insurance reserves	$ 14,489	$ 21,398
Deferred acquisition costs	85,442	67,816
Investments	1,159	-
Net Unrealized gains on securities	20,341	9,441
Deferred tax liabilities	$ 121,431	98,655

Net deferred tax asset (liability)	$ (114,179)	$ (86,214)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning

9.  INCOME TAXES    (continued)

strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2010, 2009 and 2008.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of December 31, 2007	$3,596	$1,470	$5,066
Increases in unrecognized tax benefits taken in prior period	—	47	47
(Decreases) in unrecognized tax benefits taken in prior period	—	—	—
Amounts as of December 31, 2008	$3,596	$1,517	$5,113
Increases in unrecognized tax benefits taken in prior period	—	—	—
(Decreases) in unrecognized tax benefits taken in prior period	—	(210)	(210)
Settlements with taxing authorities	—	—	—
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(2,107)	—	(2,107)
Amounts as of December 31, 2009	$1,489	1,307	2,796
Increases in unrecognized tax benefits taken in prior period	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(1,177)	(1,177)
Amounts as of December 31, 2010	$1,489	130	$1,619

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$3,596	$—	$3,596
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,489	$—	$1,489
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$1,489	$—	$1,489

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2010	2009	2008

	(in thousands)
Interest and penalties recognized in the statements of operations	$(1,100)	$400	$100
Interest and penalties recognized in liabilities in the statements of
financial position	$-	$1,100	$700
The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

9.  INCOME TAXES    (continued)

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $3 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 14, 2011, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:  (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

10.    FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include:  fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include:  certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.  Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009 these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities.  In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or auto loans, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities.  As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 was $14.2 million included in Fixed Maturities Available for Sale – Asset-Backed Securities.

10.    FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.
	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$36,450	$-	$36,450
Foreign government bonds	-	22,678	-	22,678
Corporate securities	-	748,645	3,636	752,281
Asset-backed securities	-	37,414	16,619	54,033
Commercial mortgage-backed securities	-	103,101	-	103,101
Residential mortgage-backed securities	-	95,998	-	95,998
Sub-total	-	1,044,286	20,254	1,064,541

Equity securities, available for sale	283	1,536	255	2,074
Short-term investments	359	7,050	-	7,409
Cash equivalents	5,000	23,383	-	28,383
Other long-term investments	-	-	-	-
Other assets	-	2,792	16,996	19,788
Sub-total excluding separate account assets	642	1,079,047	37,505	1,122,125

Separate account assets (1)	132,005	4,900,653	5,393	5,038,051

Total assets	$132,647	$5,979,700	$42,898	$6,160,176

Other liabilities	-	898	-	898
Future policy benefits	-	-	(41,316)	(41,316)

Total liabilities	$-	$898	$(41,316)	$(40,418)

	As of December 31, 2009 (2)
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$70,519	$—	$70,519
Foreign government bonds	—	23,148	—	23,148
Corporate securities	—	687,694	2,398	690,092
Asset-backed securities	—	31,586	25,259	56,845
Commercial mortgage-backed securities	—	93,466	—	93,466
Residential mortgage-backed securities	—	120,310	—	120,310
Sub-total	—	1,026,723	27,657	1,054,380

Equity securities, available for sale	—	3,250	576	3,826
Short-term investments	17	27,959	—	27,976
Cash equivalents	—	30,483	—	30,483
Other assets	—	3,019	16,039	19,058
Sub-total excluding separate account assets	17	1,091,434	44,272	1,135,723

Separate account assets (1)	48,582	3,208,204	5,104	3,261,890

Total assets	$48,599	$4,299,638	$49,376	$4,397,613

Future policy benefits	—	—	(2,412)	(2,412)

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)
Other liabilities	—	3,442	67	3,509

Total liabilities	$—	$3,442	$(2,345)	$1,097

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset.  To the extent management determines that such inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread,

10.    FAIR VALUE OF ASSETS AND LIABILITIES (continued)

maturity, complexity, and other specific attributes of the underlying derivative position.  Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

All of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility and are classified as Level 2.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized.  Most OTC derivative contracts inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - Include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.  Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. To reflect the market’s perception of its non-performance risk the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 - During the year ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

10.    FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities, Available For Sale – Corporate Securities	Fixed Maturities, Available For Sale – Asset-Backed Securities	Equity Securities, Available for Sale	Other Assets

	(in thousands)
Fair value, beginning of period	$2,398	$25,259	$576	$16,039
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	8	(139)	-	(443)
Asset management fees and other income	-	-	-	-
Included in other comprehensive income (loss)	514	(1,258)	(374)	263
Net investment income	34	164	-	-
Purchases, sales, issuances, and settlements	(149)	9,049	53	1,137
Foreign currency translation	-	-	-	-
Transfers into Level 3 (2)	957	-	-	-
Transfers out of Level 3 (2)	(127)	(16,456)	-	-
Fair value, end of period	$3,636	$16,619	$255	$16,996
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net:	$10	$(41)	$-	$(303)
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholder account balances.	$-	$-	$-	$-
Included in other comprehensive income (loss)	$514	$(1,258)	$(374)	$263

	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities

	(in thousands)
Fair value, beginning of period	$5,104	$2,412	$(67)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	47,655	67
Asset management fees and other income……………………	-	-	-
Interest credited to policyholder account balances	289	-	-
Included in other comprehensive income	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances, and settlements	-	(8,751)	-
Foreign Currency Translation…………………………………….	-	-	-
Transfers into Level 3 (2)	-	-	-
Transfers out of Level 3 (2)	-	-	-
Fair value, end of period	$5,393	$41,316	$(67)
Unrealized gains(losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$8,290	$70
Asset management fees and other income……………………	$-	$-	-
Interest credited to policyholder account balances	$289	$-	$-
Included in other comprehensive income	$-	$-	$-
(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

10.    FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities totaled $15.3 million for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of significant unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities, Available For Sale – Corporate Securities		Fixed Maturities, Available For Sale – Asset-Backed Securities		Equity Securities, Available for Sale	Other Assets

	(in thousands)
Fair value, beginning of period		$266		$5,732	$121	$58,880
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		(506)		(1,634)	—	(44,396)
Asset management fees and other income		―		―	—	—
Included in other comprehensive income (loss)		449		9,708	455	590
Net investment income		(1)		121	—	—
Purchases, sales, issuances, and settlements		(169)		(1,780)	—	965
Foreign currency translation		―		―	—	—
Transfers into Level 3 (2)		2,413		13,858	—	—
Transfers out of Level 3 (2)		(54)		(746)	—	—
Fair value, end of period		$2,398		$25,259	$576	$16,039
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net:		$(506)		$(1,383)	$—	$(43,833)
Asset management fees and other income	$	―	$	―	$—	$—
Interest credited to policyholder account.		$—		$—	$—	$—
Included in other comprehensive income (loss)		$447		$9,605	$455	$590

	Year Ended December 31, 2009
	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities

	(in thousands)
Fair value, beginning of period	$6,494	$(63,903)	$(4,272)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	69,126	4,205
Interest credited to policyholder account	(1,335)	—	—
Included in other comprehensive income	—	—	—
Net investment income	—	—	—
Purchases, sales, issuances, and settlements	38	(2,811)	—
Transfers into Level 3 (2)	—	—	—
Transfers out of Level 3 (2)	(93)	—	—
Fair value, end of period	$5,104	$2,412	$(67)
Unrealized gains(losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$—	$68,705	$4,208
Interest credited to policyholder account	$(1,335)	$—	$—
Included in other comprehensive income	$—	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale totaled $16 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008
	Fixed Maturities, Available For Sale	Equity Securities, Available for Sale	Other Assets
	(in thousands)
Fair value, beginning of period	$23,659	$2,271	$3,079
Total gains or (losses) (realized/unrealized):	—	—	—
Included in earnings:	—	—	—
Realized investment gains (losses), net	(55)	—	48,957
Interest credited to policyholder account………………….	—	—	—
Included in other comprehensive income (loss)	(3,365)	(422)	(338)
Net investment income	9	—	—
Purchases, sales, issuances, and settlements	2,143	—	758
Foreign currency translation	—	—	—
Transfers into (out of) Level 3 (2)	(16,393)	(1,728)	6,424
Fair value, end of period	$5,998	$121	$58,880

Unrealized gains (losses) for period relating to those Level 3 assets that were still held by the Company at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(32)	$—	$49,013
Interest credited to policyholder account	$—	$—	$—
Included in other comprehensive income (loss)	$(1,591)	$(327)	$(338)

10.    FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2008
	Separate AccountAssets (1)	Future Policy Benefits	Other Long-term Investments
	(in thousands)
Fair value, beginning of period	$7,716	$(3,087)	$(279)
Total gains or (losses) (realized/unrealized):	—	—	—
Included in earnings:	—	—	—
Realized investment gains (losses), net	—	(59,506)	(3,993)
Interest credited to policyholder account	(1,222)	—	—
Included in other comprehensive income	—	—	—
Net investment income	—	—	—
Purchases, sales, issuances, and settlements	—	(1,309)	—
Transfers into (out of) Level 3 (2)	—	—	—
Fair value, end of period	$6,494	$(63,903)	$(4,272)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(59,565)	$(3,992)
Interest credited to policyholder account	$(1,222)	$—	$—
Included in other comprehensive income	$—	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale totaled $16.4 million for the year ended December 31, 2008.  Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Derivative Fair Value Information - The following tables presents information regarding derivative assets and liabilities measured at fair value on a recurring basis. The derivative assets are reflected within either “Other long-term investments” on the balance sheet. Derivative liabilities are reflected within “Other liabilities.”  These tables exclude embedded derivatives which are recorded with the associated host contract.
	As of December 31, 2010
	Level 1	Level 2	Level 3			Netting (1)	Total

	(in thousands)
Derivative assets:
Interest Rate	$-	$1,738	$		$		$1,738
Currency		-					-
Credit		1,206		-			1,206
Currency/Interest Rate		-					-
Equity		-					-
Netting		-				(2,943)	(2,943)
Total derivative assets	$-	$2,943		$-		$(2,943)	$-
Derivative liabilities:
Interest Rate	$-	$1,006	$		$		$1,006
Currency		-					-
Credit		878		-			878
Currency/Interest Rate		1,957					1,957
Equity		-					-
Netting						(2,943)	(3,841)
Total derivative liabilities	$-	3,841		-		(2,943)	(898)

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

10.    FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

Year ended December 31, 2010
Other Liabilities
Derivative Liability - Credit
(in thousands)
Fair Value, beginning of period	$ (67)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	67
Asset management fees and other income
Purchases, sales, issuances and settlements
Transfers into Level 3
Transfers out of Level 3
Fair Value, end of period	$ -

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	70
Asset management fees and other income	-

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 5 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Assets:
Commercial mortgage loans	$182,437	$192,102	$167,935	$167,883
Policy loans	175,514	211,513	169,835	191,499
Liabilities:
Policyholder account balances – Investment contracts	102,593	101,551	85,661	84,336

Commercial Mortgage Loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders’ Account Balances

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are            recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.
	December 31, 2010			December 31, 2009
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
Qualifying Hedge Relationships	(in thousands)			(in thousands)
Currency/Interest Rate	$11,018	$-	(1,104)	$5,366	$-	$(678)
Total Qualifying Hedge Relationships	$11,018	$-	$(1,104)	$5,366	$-	$(678)

Non-qualifying Hedge Relationships

Interest Rate	$47,000	$1,737	$(1,006)	$94,000	$191	$(4,766)
Credit	$8,900	$1,206	$(878)	$21,950	$3,730	$(1,065)

Currency/Interest Rate	$9,115	$-	$(853)	$20,015	$-	$(921)
Total Non-qualifying Hedge Relationships	$65,015	$2,943	$(2,737)	$135,965	$3,921	$(6,752)
Total Derivatives	$76,033	$2,943	$(3,841)	$141,331	$3,921	$(7,430)

Embedded Derivatives
The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses),

11.  DERIVATIVE INSTRUMENTS (continued)

net.” The Company’s maximum exposure to loss from these interests was $7 million at December 31, 2010 and December 31, 2009. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $3 million at December 31, 2010 and December 31, 2009.

The fair value of the embedded derivatives included in Future policy benefits was an asset of $41 million as of December 31, 2010 and an asset of $2 million as of December 31, 2009 included in Future policy benefits.

The Company also incorporates risk of non-performance of its affiliates in the valuation of the embedded derivatives associated with our living benefit features on our variable annuity contracts and the no lapse feature of our universal life contracts.  We include an additional spread over LIBOR into the discount rate used in the valuation of the embedded derivative liabilities to reflect an increase in market perceived non-performance risk, thereby reducing the value of the embedded derivative assets. The non-performance cannot reduce the value of the liability to a point that the value would go below zero. In that case the value of the liability is floored at zero.

Some of the Company’s variable annuity products contain a living benefit feature which is reinsured with an affiliate, Pruco Re. The reinsurance contract contains an embedded derivative related to market performance risk. These embedded derivatives are mark-to-market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The affiliates maintain a portfolio of derivative instruments that are intended to economically hedge the risks related to the reinsured products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products include an asset transfer feature, to minimize risks inherent in the Company’s guarantees which reduce the need for hedges. In addition to the hedging of guaranteed risks by Pruco Re. the Company started hedging a portion of the market exposure related to the overall capital position of its variable annuity products.

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2010	2009	2008
	(in thousands)

Cash flow hedges

Currency/ Interest Rate
Net investment income	$45	$3	$-
Other Income	2	(12)	(5)
Accumulated Other Comprehensive Income (Loss) (1)	$(426)	$(711)	$-

Total cash flow hedges	$(379)	$(720)	$(5)

Non- qualifying hedges
Realized investment gains (losses)
Interest Rate	$6,717	$(6,086)	$(261)
Currency/Interest Rate	617	(880)	156
Credit	(762)	2,763	(1,193)
Embedded Derivatives	47,806	26,471	(14,198)
Total non-qualifying hedges	$54,378	$22,268	$(15,496)
Total Derivative Impact	$53,999	$21,548	$(15,501)

For the year ended December 31, 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

11.  DERIVATIVE INSTRUMENTS (continued)

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2009	$(675)
Net deferred losses on cash flow hedges from January 1 to December 31, 2010	(373)
Amount reclassified into current period earnings	(52)
Balance, December 31, 2010	$(1,100)

As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Stockholders’ Equity.

Credit Derivatives Written

The following tables set forth exposure from credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

December 31, 2010
First to default Basket (1)
NAIC Designation (1)	Notional	Fair Value
(in millions)

1	$-	$-
2	-	-
-
3	-	-
4	-
5	-
6	-
Total	$-	$-

December 31, 2009
First to Default Basket (1)
NAIC Designation (1)	Notional	Fair Value
(in millions)

1	$-	$-
2	9	-
	9	-
3	-	-
4	-	-
5	-	-
6	-	-
Total	$9	$-

 (1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket.  However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

11.  DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

	December 31, 2010		December 31, 2009
Industry	Notional	Fair Value	Notional	Fair Value
(in millions)
Corporate Securities:
First to Default Baskets(1)	$ -	$ -	$ 9	$ -
Total Credit Derivatives	$ -	$ -	$ 9	$ -

(1) Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $0 million and $9 million notional of credit default swap (“CDS”) selling protection at December 31, 2010 and December 31, 2009, respectively. These credit derivatives generally have maturities of five years or less.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2010 the Company had $9 million of outstanding notional amounts, reported at fair value as an asset of $0.3 million.  At December 31, 2009, the Company had $13 million of outstanding notional amounts, reported at fair value as an asset of $3 million.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

12.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $8 million of commercial loans as of December 31, 2010 The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $15 million as of December 31, 2010.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers.  In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period.  Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s business and operations that are specific to it and proceedings that are typical of the business in which it operates.  In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

12.  COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

In July 2010, the Company and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary.  The Company is cooperating with this investigation.  The Company has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts.    In January 2011, this action was dismissed.  In February 2011, the plaintiff appealed the dismissal.  An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois.  The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.

In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans.  The Company has moved to dismiss the complaint.  In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court and were transferred to the Massachusetts federal court by the Judicial Panel on Multi-District Litigation. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA.  Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.   It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates.  Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates.  These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes.  Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company.  The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.  The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, 2010, 2009 and 2008.  The expense charged to the Company for the deferred compensation program was
$0.5 million, $0.3 million and $0.2 million for the twelve months ended December 31, 2010, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s expenses for its share of the voluntary savings plan (401(k) plans).  The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $0.7 million in 2010 and $0.5 million in 2009 and 2008, respectively.

The Company’s share of net expense for the pension plans was $1.3 million in 2010 and $1 million in 2009 and 2008, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

13.  RELATED PARTY TRANSACTIONS (continued)

Affiliated Asset Administration Fee Income

Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust.  Income received from AST Investment Services, Inc. related to this agreement was $3.7 million and $1.1 million for the years ended December 31, 2010 and 2009, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $6 million and $5 million for the years ended December 31, 2010 and 2009, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or “COLI”, policies to Prudential Insurance and one to Prudential Financial.  The cash surrender value included in separate accounts for these COLI policies was $1 billion and $853 million at December 31, 2010 and December 31, 2009, respectively.  Fees collected related to these COLI policies were $25 million, $23 million and $19 million for the years ending December 31, 2010, 2009 and 2008, respectively.

Reinsurance with Affiliates

Pruco Life

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $5 million as of December 31, 2010, and $2 million as of December 31, 2009.  Fees ceded to Pruco Life were $11 million, $6 million, and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively. Benefits ceded were $1 million, $2 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively.  The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.  Reinsurance recoverables related to this agreement were $360 million and $303 million as of December 31, 2010 and December 31, 2009, respectively.  Premiums ceded to PARCC in 2010, 2009 and 2008 were $134 million, $140 million and $127 million, respectively.  Benefits ceded in 2010, 2009 and 2008 were $53 million each year, respectively. Reinsurance expense allowances, net of capitalization and amortization were $29 million, $31 million and $26 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $10 million as of December 31, 2010. Premiums ceded to PAR TERM in 2010 were $11 million. Benefits ceded in 2010 were $656 million.

Reinsurance expense allowances, net of capitalization and amortization were $2 million for the year ended December 31, 2010

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.  The reinsurance recoverables related to this agreement were $32 million and $7 million as of December 31, 2010 and December 31, 2009, respectively. Premiums and fees ceded to Prudential Insurance in 2010, 2009 and 2008 were $58 million, $33 million and $35 million, respectively. Benefits ceded in 2010, 2009 and 2008 were $40 million and $29 million and $28 million, respectively.  The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

13.  RELATED PARTY TRANSACTIONS (continued)

Pruco Re

The Company has entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies.

Since 2005 the Company reinsures 100% of the risk on its Lifetime Five benefit feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re.  Fees ceded on this agreement, included in “Realized investment gains/(losses), net” on the financial statements, were $1 million and $1 million for December 31, 2010 and December 31, 2009, respectively.

Since 2005 the Company reinsures 100% of the risk on its Spousal Lifetime Five benefit feature. Fees ceded on this agreement, included in “Realized investment gains/(losses), net” on the financial statements, were $0.2 million and $0.1 million December 31, 2010 and December 31, 2009, respectively.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $11 million and $10 million as of December 31, 2010 and December 31, 2009, respectively. Realized losses ceded were ($0.4) million and ($44.4) million for the years ended December 31, 2010 and December 31, 2009, respectively.

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.  These transactions are recorded in according with the Company’s policy, which results in the difference between fair market value and book value of these transfers being accounted for in additional paid-in capital.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual.  As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted.  Settlement of this premium difference was made by transfers of securities of $20 million to Prudential Insurance, and $3 million to Pruco Life Insurance Company of Arizona.  The difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

Debt Agreements

The Company and its parent, Pruco Life, have an agreement with Prudential Funding, LLC, which allows it to borrow funds for working capital and liquidity needs.  The borrowings under this agreement are limited to $200 million.  The Company had no debt outstanding to Prudential Funding, LLC as of December 31, 2010 and 2009. Interest expense related to this debt was less than $1 million as of December 31, 2010 and December 31, 2009. Interest expense was charged at a variable rate ranging from 2.85% to 4.15% for 2010 and 3.55% to 7.05% for 2009.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterpart.

14.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2010 and 2009 are summarized in the table below:
	Three months ended
	March 31	June 30	September 30	December 31
		(in thousands)
2010
Total revenues	$ 53,550	$ 39,035	$ 51,665	$73,986
Total benefits and expenses	30,833	55,987	(1,355)	(8,715)
Income/(Loss) from operations before income taxes	22,717	(16,952)	53,020	82,701
Net income (loss)	$ 16,552	$ (11,901)	$ 39,119	54,174

2009
Total revenues	$ 44,450	$ 36,244	$ 41,742	$ 59,181
Total benefits and expenses	58,750	6,029	11,762	29,047
Income/(Loss) from operations before income taxes	(14,300)	30,215	29,980	30,134
Net income (loss)	(11,367)	$ 23,617	26,754	$ 16,019

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting.  Management conducted an assessment of the effectiveness, as of December 31, 2010, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework Issued by the Committee of  Sponsoring Organizations of the Treadway Commission (COSO).  Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2010.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 11, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2010 and December 31, 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 11, 2011

PART C:

OTHER INFORMATION

Item 26.   EXHIBITS

Exhibit numberDescription of Exhibit

(a)	Board of Directors Resolution:
(i)Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 2)
(ii) Amendment of Separate Account Resolution. (Note 5)

                                 (b)  Not Applicable.

          (c)   Underwriting Contracts:
(i)Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 2)
(ii)Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 4)
(iii)	Selling Agreement used from 11-2008 to current. (Note 15)
(iv)	Selling Agreement used from 1-2008 to 11-2008. (Note 15)
(v)	Selling Agreement used from 11-2007 to 1-2008. (Note 15)
(vi)	Selling Agreement used from 12-2006 to 11-2007. (Note 15)
(vii)	Selling Agreement used from 11-2005 to 12-2006. (Note 15)
(viii)	Selling Agreement used from 9-2003 to 11-2005. (Note 15)
(ix)	Selling Agreement used from 3-1999 to 9-2003. (Note 15)

(d)	Contracts:
      (i)  Variable Universal Life Insurance Contract (VUL-2004).  (Note 8)
(ii)	Variable Universal Life Insurance Contract (VUL-2005). (Note 10)
(iii)	Variable Universal Life Insurance Contract (VUL-2008). (Note 13)
(iv)	Rider for Insured’s Accidental Death Benefit - VL 110B-2000 (Note 6)
(v)	Rider for Insured’s Total Disability Benefit - VL 100B-2004NY (Note 9)
(vi)	Rider for Insured’s Total Disability Benefit - VL 100B-2007NY (Note 13)
(vii)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B-2000 (Note 6)
(viii)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B-2005 NY (Note 13)
(ix)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions - VL 184B-2000 (Note 6)
(x)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions - VL 184B-2005 NY (Note 13)
(xi)	Endorsement providing Type C Death Benefit Provisions - PLY 117-2003 (Note 9)
(xii)	Endorsement providing Type C Death Benefit Provisions - PLY 117-2007 (Note 13)
(xiii)	Rider for Excess Loan Protection - PLY 123-2008 (Note 14)
(xiv)	Rider for Settlement Options to Provide Acceleration of Death Benefits -ORD 87241-91-NY (Note 7)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 1)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 2)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 3)
(iii)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 1)

(g)	Reinsurance Contracts:
(i)	Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 9)
(ii)	Amendments (1, 5, 6, Exhibit A) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 9)
(iii)	Amendment (7) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company (Note 12)
(iv)	Amendments (8, 9) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company (Note 13)
(v)	Amendments (2, 3, 4, 10, 11) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 14)
(vi)	Agreement between Pruco Life of New Jersey and Prudential. (Note 11)
(vii)	Agreement between Pruco Life of New Jersey and General Re Life Corporation. (Note 12)
(viii)	Amendment (1) to the Agreement between Pruco Life of New Jersey and General Re Life Corporation. (Note 13)
(ix)	Amendments (2, 3, 4) to the Agreement between Pruco Life of New Jersey and General Re Life Corporation. (Note 14)
                                                     (xi) Amendment (1) to the Agreement between Pruco Life of New Jersey and Optimum Re Insurance Company. (Note 13)
                                                     (xii) Amendments (2, 3) to the Agreement between Pruco Life of New Jersey and Optimum  Re Insurance Company.  (Note 14)
                                                    (xiii) Agreement between Pruco Life of New Jersey and RGA Reinsurance Company.  (Note 12)
                                                   (xiv) Amendment (1) to the Agreement between Pruco Life of New Jersey and RGA  Reinsurance Company.  (Note 12)
(xv)	Amendments (2) to the Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 14)
(xvi)	Amendments (3, 4) to the Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 1)
(xvii)	Agreement between Pruco Life of New Jersey and Scor Global Life Re Insurance Company of Texas. (Note 14)
(xviii)	Amendment (1) to the Agreement between Pruco Life of New Jersey and Scor Global Life Re Insurance Company of Texas. (Note 1)
(xix)	Agreement between Pruco Life of New Jersey and Scor Global Life U.S. Re Insurance Company. (Note 14)
(xx)	Amendment (1) to the Agreement between Pruco Life of New Jersey and Scor Global Life U.S. Re Insurance Company. (Note 14)
(xxi)	Agreement between Pruco Life of New Jersey and ACE Life Insurance Company. (Note 15)
(xxii)	Amendment (1) to the Agreement between Pruco Life of New Jersey and ACE Life Insurance Company. (Note 15)

(h)	Participation Agreement:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005 (Note 10)
(ii)	Participation Agreement between Pruco Life of New Jersey and American Century (Note 13)
(iii)	Amendments (1,2) to the Participation Agreement between Pruco Life of New Jersey and American Century (Note 13)
(iv)	Participation Agreement between Pruco Life of New Jersey and Dreyfus (Note 13)
(v)	Participation Agreement between Pruco Life of New Jersey and Janus (Note 13)
(vi)	Participation Agreement between Pruco Life of New Jersey and JPMorgan (Note 13)
(vii)	Participation Agreement between Pruco Life of New Jersey and MFS (Note 13)
(viii)	Amendment #3 to the Participation Agreement between Pruco Life of New Jersey and MFS (Note 13)
(ix)	Participation Agreement between Pruco Life of New Jersey and Neuberger Berman (Note 13)
(x)	Form of 22c-2 Agreement (Note 12)

(i)	Administrative Contracts:
(i)Service Agreement between Prudential and the Regulus Group, LLC. (Note 1)

(j)	Powers of Attorney (Note 1):
(i) James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Stephen Pelletier, Richard F. Vaccaro, Steven Weinreb.

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not applicable.

(q)	Redeemability Exemption (Note 14):
(i)Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).

---------------------------------------------------------
(Note1)Filed herewith.
(Note2)Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note3)Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note4)Incorporated by reference to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)Incorporated by reference to Form S-6, Registration No. 333-94115, filed on January 5, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)Incorporated by reference to Form S-6, Registration No. 333-49334, filed on November 3, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note7)Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-81243, filed April 29, 1997 on behalf of the Pruco Life of New Jersey Variable Insurance Account.
(Note8)Incorporated by reference to Form N-6 to this Registration Statement, filed February 13, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note9)Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 19, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note10)Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed August 15, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note11)Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 19, 2006 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note12)Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 12, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note13)Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 18, 2008 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note14)Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note15)Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27.   Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.  The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Director

ROBERT M. FALZON - Treasurer and Director

BERNARD J. JACOB - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

STEPHEN PELLETIER - Director

RICHARD F. VACCARO - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

SARAH J. HAMID - Vice President, Chief Actuary and Appointed Actuary

STEVEN WEINREB - Vice President, Chief Financial Officer and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President and Actuary

Item 28.   Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 25, 2011.

Item 29.   Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, is filed herewith on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.   Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.
(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Yolanda M. Doganay (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey J. Butscher (Note 10)	Vice President, Chief Compliance Officer
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 5)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Thomas A. Hendry (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442
(Note 10) 2101 Welsh Road, Dresher, PA 19025

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,379,140 in 2010, $8,360,812 in 2009, and $15,852,244 in 2008.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $61,514,049, which represents Prusec's total 2010 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$49,094,901	$-0-	$12,419,148	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31.   Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.   Management Services

Not Applicable.

Item 33.  Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 15th day of April, 2011.

(Seal)                                                                                                                                                  Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest:/s/ Thomas C. Castano Thomas C. Castano Secretary	By:/s/ Scott D. Kaplan Scott D. Kaplan President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 15th day of April, 2011.

Signature and Title

/s/ *
Steven Weinreb
Vice President, Chief Financial Officer and
Chief Accounting Officer

/s/ *
James J. Avery, Jr.
Director

/s/*
Thomas J. Diemer
Director

/s/*
Robert M. Falzon
Treasurer and Director

/s/ *
Bernard J. Jacob
Director

/s/*
Scott D. Kaplan
Director

/s/ *
Stephen Pelletier
Director

/s/ *
Richard F. Vaccaro
Director
*By:/s/ Thomas C. Castano Thomas C. Castano (Attorney

EXHIBIT INDEX

Item 26. (e) Application:	(i) Application for Variable Universal Life Insurance Contract.	C-

(f) Depositor’s Certificate of Incorporation and By-Laws: (g) Reinsurance Contracts:	(iii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (xvi) Amendment (3, 4) to the Agreement between Pruco Life of New Jersey and RGA Reinsurance Company.	C- C-
	(xviii) Amendment (1) to the Agreement between Pruco Life of New Jersey and Scor Global Life Re Insurance Company of Texas.	C-
(i) Administrative Contracts:	(i) Service Agreement between Prudential and the Regulus Group, LLC.	C-
(j) Powers of Attorney:	(i) James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Stephen Pelletier, Richard F. Vaccaro, Steven Weinreb.	C-
(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.	C-
(n) Auditor Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-